MEMORANDUM OF AGREEMENT

                          DATED AS OF OCTOBER 22, 1998

                                     BETWEEN

                        BUENA VISTA PICTURES DISTRIBUTION

                                       AND

                        SPYGLASS ENTERTAINMENT GROUP L.P.





*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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                                TABLE OF CONTENTS

                                                                           Page
1.      GENERAL...............................................................1
        1.1.      Conditions Precedent........................................1
        1.2.      Superceding Effect..........................................1
        1.3.      Term........................................................1
        1.4.      Exclusivity.................................................2
        1.5.      Qualified Pictures..........................................3

2.      OFFICE SPACE; DEVELOPMENT FUND; QUITCLAIM OF PROJECTS.................5
        2.1.      Overhead/BV Assistance......................................5
        2.2.      Development Fund............................................5

3.      PRODUCTION OF QUALIFIED PICTURES BV SEG...............................5
        3.1.      Completion..................................................5
        3.2.      Completion Guarantee........................................6
        3.3.      Agreements/***..............................................6
        3.4.      Services of Barber and Birnbaum.............................6
        3.5.      SEG Overhead/BV Talent Overhead.............................7
        3.6.      Producer Fee/Guaranteed Producer Fees.......................7
        3.7.      Delivery....................................................8
        3.8.      Incomplete Delivery/Acceptance of Delivery..................9
        3.9.      Picture Specifications......................................9
        3.10.     Dailies....................................................11

4.      DISTRIBUTION OF QUALIFIED PICTURES...................................11
        4.1.      Grant of Rights............................................11
        4.2.      BV Territory...............................................17
        4.3.      SEG Holdbacks..............................................18
        4.4.      BV Picture Contribution....................................19
        4.5.      Distribution Period........................................19
        4.6.      BV Distribution Control....................................20
        4.7.      Materials..................................................21
        4.8.      Credits....................................................21
        4.9.      Subsequent Productions.....................................22

5.      ADVANCE/ALLOCATION OF RECEIPTS.......................................23
        5.1.      Advance....................................................23
        5.2.      Order of Recoupment........................................23
        5.3       ***, ***...................................................24
        5.4.      Definitions................................................26
        5.5.      Accountings to SEG.........................................27

6.      ADDITIONAL PICTURES..................................................28
        6.1.      UNTITLED MICHAEL MANN PROJECT..............................28



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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        6.2.      SIXTH SENSE................................................28
        6.3.      HITCHHIKER'S GUIDE TO THE GALAXY...........................29
        6.4.      INSTINCT...................................................37

7.      SECURITY INTEREST/COPYRIGHT MORTGAGE.................................38

8.      REPRESENTATIONS, WARRANTIES AND INDEMNITIES OF SEG...................39

9.      REPRESENTATIONS, WARRANTIES, AND INDEMNITIES OF BV...................43

10.     ERRORS AND OMISSIONS INSURANCE.......................................46

11.     TAX CREDITS..........................................................47

12.     PREVIEWS/PRESS RELEASES..............................................47
        12.1.     Previews...................................................47
        12.2.     Press Releases.............................................47

13.     ENFORCEMENT OF RIGHTS................................................48

14.     COPYRIGHTS...........................................................49

15.     CONFIDENTIALITY/TRADEMARKS...........................................49

16.     PERSONAL SERVICES/TERMINATION........................................49

17.     SAFETY...............................................................51

18.     USE OF ANIMALS.......................................................52

19.     ASSIGNMENT...........................................................52

20.     GENERAL..............................................................52
        20.1.     Waiver Of Injunctive Relief................................52
        20.2.     Waiver/Remedies............................................52
        20.3.     Cure.......................................................52
        20.4.     Export and Import Permits..................................53
        20.5.     Compliance with FCPA.......................................53
        20.6.     Competitive Release........................................53
        20.7.     Dealings with Affiliates...................................53
        20.8.     Further Assurances.........................................53
        20.9.     No Partnership.............................................54
        20.10.    No Third Party Beneficiaries...............................54
        20.11.    No Violation of Law........................................54
        20.12.    Captions...................................................54
        20.13.    Notices....................................................54
        20.14.    Entire Agreement...........................................55



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                   PRODUCTION/FINANCING/DISTRIBUTION AGREEMENT

The following shall set forth the terms of the Agreement dated as of October 22, 1998, between SPYGLASS ENTERTAINMENT GROUP, L.P., a Delaware limited partnership ("SEG"), on its own behalf and for the services of GARY BARBER ("Barber") and ROGER BIRNBAUM ("Birnbaum"), on the one hand, and BUENA VISTA PICTURES DISTRIBUTION ("BV"), on the other hand, with respect to the production, financing, and BV's acquisition of certain distribution rights in and to "Qualified Pictures" (as herein defined), pursuant to the following terms and conditions (Barber and Birnbaum are sometimes collectively referred to herein as "Artist"):

1.      GENERAL

1.1. Conditions Precedent. Neither BV nor SEG shall have any obligations hereunder unless and until:

a. Such party receives an executed copy of this Agreement, including the applicable Exhibits, in form and substance acceptable to such party;

b. Such party receives an executed copy of the Participating Rights Agreement between Montrose Corp. and SEG (the "Montrose/Spyglass Agreement"), and all conditions set forth in Paragraphs 6 and 7 of the Montrose/Spyglass Agreement have been fully satisfied; and

c. Such party receives an executed copy of the Quitclaim Agreement between SEG, on the one hand, and Walt Disney Pictures and Hollywood Pictures, on the other hand (collectively, "WDP"), regarding SEG's purchase of certain Caravan Pictures ("Caravan") projects from WDP, substantially in the form attached hereto as Exhibit "C", and SEG has paid the Purchase Price set forth in such Quitclaim Agreement.

If the above Conditions Precedent are not satisfied by December 31, 1998, this Agreement, the Montrose/Spyglass Agreement, and the Quitclaim Agreement shall terminate ab initio, and BV and SEG shall have no obligations to the other with respect to such Agreements.

1.2. Superceding Effect. BV and Astral Entertainment Group, LLC ("Astral") have heretofore entered into a short-form Memorandum of Agreement dated September 11, 1998, pursuant to which, inter alia, they set forth, in a more abbreviated fashion, the material terms and conditions set forth below and contemplated the drafting, negotiating and execution of this Agreement. In the interim, BV has agreed to the substitution of SEG for Astral as the party hereto. Upon the parties' execution and delivery of this Agreement and satisfaction of the conditions precedent set forth in Paragraph 1.1 above, this Agreement, together with the agreements set forth in Paragraphs 1.1.b. and 1.1.c. above, shall supercede and replace the provisions of the Short-Form Agreement.


1.3. Term. The term of this agreement ("Term") will commence on the date hereof (the "Commencement Date") and continue until the fifth anniversary of the date of the satisfaction of the Conditions Precedent set forth in Paragraph l.1. above. The one-year period commencing on the Commencement Date, and each subsequent one-year period commencing on an anniversary of the Commencement Date (through the expiration of the Term), shall constitute a "Term Year" hereunder.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

1.4. Exclusivity

a. As used herein, the team "Property(is)" shall mean screenplays, treatments, materials, ideas, concepts and/or outlines may be the basis for a possible theatrical motion picture project, or any theatrical motion picture (completed or otherwise) which is acquired for production and/or distribution. During the Term, except as set forth in Paragraph 1.4.d. below, SEG shall be exclusive to BV with respect to the development, production, financing, and distribution of theatrical motion pictures (i.e., during the Term,) SEG may not develop, produce, finance or distribute any theatrical motion pictures other than the Properties and Qualified Pictures which are subject to this Agreement), Artist shall be exclusive to BV (as and to the extent hereinafter provided), and SEG and Artist shall submit to BV on a sole and exclusive basis, for possible production as a Qualified Picture hereunder, any and all Properties SEG and/or Artist originates or owns, controls, acquires or contemplates acquiring, or that SEG and/or Artist has the right to own, control or acquire (pursuant to an option, turnaround, reversion right or otherwise) and which SEG and/or Artist is interested in producing as a theatrical motion picture project [hereafter, "SEG-Submitted Property(ies)"]; provided, however, that neither SEG nor Artist shall have any obligation to submit any Property to BV until such lime, if ever, during the Term as SEG is prepared to submit the same to BV for "Greenlight Approval" pursuant to Paragraph 1.5 below; provided further, however, that neither SEG nor Artist shall have any obligation to submit to BV any Property that constitutes a Permitted Outside Theatrical Project under Paragraph 1.4.d. below unless SEG acquires ownership or control thereof or is otherwise engaged (as distinguished from Birnbaum being personally engaged) to render producing services in connection therewith. It is of the essence of this Agreement that:
(i) during the Term, neither SEG nor Artist submit any Property which SEG and/or Artist is interested in producing as a theatrical motion picture to any third party (subject only to the second proviso in the immediately preceding sentence), and (ii) during the Term, neither SEG nor Artist render producing services in connection with theatrical motion pictures for any third party (subject to the applicable exceptions permitted under Paragraph 1.4.d. below). SEG shall use good faith efforts to submit to BV (subject to the conditions set forth above in this Paragraph), for possible production as a Qualified Picture hereunder, any Property that is jointly controlled by SEG and/or Artist and a third party. For purposes of this Paragraph 1.4, "SEG" shall be deemed to include any entity owned and/or controlled by SEG and/or Artist. With respect to any materials, ideas, concepts and/or outlines which SEG or Artist is interested in producing and/or directing other than as a motion picture project (e.g., television, direct-to-video, interactive, or book publishing) (collectively, a "Non-feature Property"), regardless of whether SEG has set up such Non-feature Property with a third party, if SEG shall thereafter determine to develop and/or produce such Non-feature Property as a theatrical motion picture, such Non-feature Property shall thereafter be subject to all of the applicable terms of this Agreement with respect to Properties.

b. In addition to SEG's submissions of SEG-Submitted Properties to BV pursuant to Paragraph 1.4.a. above, BV shall also have the right, but not the obligation, to submit to Artist at any time Properties which BV is willing to have SEG develop or produce as a possible Qualified Picture under the terms hereof [hereafter, "BV-Submitted Property(ies)"]. SEG shall have ten (10) business days following the date of the submission of a BV-Submitted Property to advise BV whether or not SEG accepts same for development and/or production, and any such BV-Submitted Property shall not be deemed a "Qualified Picture" (as defined herein) unless and until SEG and Artist have agreed to accept such BV-Submitted Property and agreed to render services in connection therewith as set forth below, and BV has provided Greenlight Approval with respect to such Property (as set forth in Paragraph 1.5 below). The respective rights and obligations of SEG and BV with respect to the development and production of any BV-Submitted Picture that SEG accepts (as




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

provided above) hereunder, including without limitation creative and production controls, and rights with respect to derivative works, shall be mutually determined by the parties at the time of such acceptance by SEG, it being agreed that such mutual agreement in writing shall be a condition precedent to such BV-Submitted Property becoming a Qualified Picture hereunder. In the event that a BV-Submitted Property has been accepted by SEG for development and/or production but has not received "Greenlight Approval" prior to the end of the Term, all rights to such BV-Submitted Property shall remain the sole property of BV or automatically revert to BV (if such BV-Submitted Property had been purchased by SEG from BV) and SEG shall have a lien with respect to any development costs SEG expended on such Property. For any such BV-Submitted Property for which all of the following occur: (i) SEG had one or more screenplays or revisions (excluding polishes) written for such Property, (ii) the Property has reverted to BV but BV has not reimbursed SEG for SEG's development costs with respect to such Property, and (iii) BV subsequently produces such Property after the Term, then Artist shall be engaged as executive producers of such Property for a fee of $*** (subject to BV's customary terms and conditions for engagement of an executive producer).

c. In addition to SEG's submission obligations under Paragraphs 1.a. and 1.b. above, SEG and Artist shall also be required to submit to BV, after the Term, any Property as to which SEG desires to proceed to production and which satisfies all of the following criteria: (i) such Property was submitted by SEG to BV for Greenlight Approval prior to the expiration of the Term; and (ii) following SEG's submission of such Property pursuant to the foregoing clause
(i), such Property did not receive Greenlight Approval; and (iii) following BV's withholding of Greenlight Approval of such Property pursuant to the foregoing clause (ii), there was a material change in the screenplay, a material change in the***, a replacement for the previously submitted ***and/or a replacement for the previously submitted ***(as applicable, a "Changed Element"); provided, that such post-Term submission obligation shall cease to apply with respect to any such Property if the occurrence of the applicable Changed Element occurs after the earlier of (x) the date which is three (3) months after the Term or (y) the effective date of any new post-Term domestic multipicture (i.e., committing to more than two theatrical motion pictures) agreement that SEG enters into with a third party, with respect to SEG's theatrical motion pictures.

d. During the Term, the theatrical motion picture producer services of SEG, Barber and Birnbaum will be rendered exclusively on Qualified Pictures hereunder; provided, that the foregoing will not restrict Birnbaum from rendering non-exclusive producer services for third parties in connection with the following (as applicable, the "Permitted Outside Theatrical Projects"): certain pre-existing commitments (which are identified as the "Pre-Existing Commitments" on Exhibit "A" attached hereto and incorporated herein by this reference) and/or remakes/sequels/prequels of the motion pictures that Birnbaum previously produced (which are identified as the "Birnbaum Produced Pictures" on Exhibit "A"); and provided further that no outside services (whether in connection with theatrical motion pictures or otherwise) shall materially interfere with Artist's obligations in connection with the Qualified Pictures hereunder or the Pictures set forth in Paragraph 6 below.

1.5. Qualified Pictures. The term "Qualified Picture" as used herein shall mean and include any feature-length Property for which all of the following occurs:
(i) such Property has been submitted by SEG to BV for "Greenlight Approval" (as defined below) during the Term; and (ii) BV has approved in writing the commencement of principal photography during the Term (or with respect to an acquisition, the acquisition by SEG during the Term); and (iii) BV, in its sole discretion, has approved in writing the proposed *** ***, a *** (which will include a *** for ***), the *** and the *** (but not more than the ***) (satisfaction of conditions (i), (ii), and (iii) above is hereinafter




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

referred to as, and shall constitute BV's, "Greenlight Approval"), it being specifically understood and agreed by SEG that BV shall have the right, in its sole discretion, to grant or withhold its "Greenlight Approval" with respect to any Property submitted by SEG hereunder for "Greenlight Approval". With respect to (iii) above, in connection with any Property (whether SEG-Submitted or BV-Submitted) that has received "Greenlight Approval," BV shall also have (and continue to have) approval over any *** to the ***, any material changes to the *** (it being understood that for purposes of this Paragraph 1.5 any increase to the *** shall be deemed to be a ***), any replacement for the *** and any replacement for those *** (up to ***, and if any) which were approved by BV in connection with its initial giving of Greenlight Approval and which were designated by BV at the time of Greenlight Approval as requiring BV's continuing approval; provided, that BV shall exercise its foregoing approval rights with respect to any replacements of the previously *** or the *** (I) on a timely basis, and (II) in connection with any Qualified Picture for which a completion bond has theretofore been issued, subject to any procedures agreed to by BV in inter-party or similar agreements. Without limiting the generality of the foregoing, BV shall have no obligations with respect to a particular Property hereunder unless and until: (1) BV provides Greenlight Approval with respect to such Property, (2) BV, in its sole discretion, approves the chain-of-title of the Picture, and (3) BV receives executed documentation (in form and substance satisfactory to BV) deemed necessary by BV, in its sole discretion, to perfect and maintain BV's security, interest in the Qualified Picture and in the distribution and other rights granted to BV herein. A "Qualified Picture" shall also include any Property which was submitted by SEG for "Greenlight Approval" during the Term, was resubmitted by SEG pursuant to the provisions of Paragraph 1.4.c. after the Term due to "Changed Elements", was given Greenlight Approval by BV prior to the later of thirty (30) days after such resubmission or three
(3) months after the expiration of the Term. In addition,, with respect to a Property for which BV provided Greenlight Approval during the Term but whose start date for commencement of principal photography (the "Start Date") has been delayed until after the expiration of the Term, such Property shall remain a Qualified Picture hereunder; provided, however, that if SEG's financing arrangements have expired by such Start Date and no substitute financing arrangements for SEG are in place, then either (x) if such Property is a Studio Picture (as defined in Paragraph 4.1.b. below) or a BV-Submitted Property, the Property shall remain in BV's control and the parties shall have no further obligations to the other with respect thereto, or (y) if such Property is a SEG-Submitted Property (or a Studio Picture or a BV-Submitted Property which has theretofore been purchased by SEG from BV), BV shall have the right to purchase such Property from SEG (by reimbursing SEG's then costs-to-date with respect to such Property), control the production of such Picture, and engage SEG as producers-for-hire substantially on the terms set forth in Paragraph 6.3 below (provided, that if BV does not make the foregoing election, such Property shall remain the property of SEG and the parties shall have no further obligations to the other with respect thereto). During the Term (and during the applicable post-Term periods set forth above in this Paragraph 1.5 and in Paragraph 1.4.c. with respect to certain Properties), SEG shall not commence principal photography on (or, if later, acquire) any theatrical motion picture until SEG has first received Greenlight Approval therefor by BV.

2.      OFFICE SPACE; DEVELOPMENT FUND; QUITCLAIM OF PROJECTS

2.1. Overhead/BV Assistance. During the Term, BV shall provide SEG furnished office space, which shall include, in addition to such furnishings, only such items as are included in the rental for such space, such as heating and air conditioning, electricity, and water. Such office space will initially be off of the Walt Disney Studios premises unless otherwise agreed by the parties. BV shall




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

not be responsible for any other overhead or other expenses of SEG and/or Artist (subject only to the provisions of Paragraph 3.5 below with respect to "SEG Overhead"). Upon satisfaction of the Conditions Precedent set forth in Paragraph
1.1 above, SEG may elect to succeed to the use of some or all of Caravan's furniture and fixtures, to purchase some or all of Caravan's equipment, and assume the employment of some or all of Caravan's employees. SEG will pay Caravan for any equipment so selected, with the purchase price to be calculated at net book value (as reasonably determined by Caravan) of the asset being acquired. At SEG's request, BV *** will review budgets prepared by SEG and provide assistance with respect to obtaining certain tax and other subsidies (of the kind set forth in Paragraph 11 below), as well as provide business and legal affairs advice (at SEG's request) in connection with its acquisition of Properties, and ***, it being understood that BV shall not be liable for any consequences, including without limitation overbudget costs, delays, or liability, resulting from such *** given to SEG hereunder, and BV shall not be deemed to have waived any of its rights hereunder or agreed to any modification of any provision of this Agreement. BV acknowledges that SEG may include outside production legal costs and expenses in the Budgets for Qualified Pictures submitted to BV pursuant to Paragraph 1.5 above.


2.2. Development Fund. BV shall provide SEG with a one-time, all-inclusive development fund (the "Development Fund") of $*** , less the amount of $*** previously advanced to SEG and less the amount of $*** as reimbursement of Caravan overhead (which overhead reimbursement shall be subject to adjustment up or down once the final overhead costs are calculated), which Development Fund shall not be subject to replenishment. The Development Fund will be paid to SEG upon satisfaction of the Conditions Precedent set forth in Paragraph 1.1. above, and shall, in addition to the amounts set forth above, be reduced by the amount of $*** payable by SEG pursuant to the Quitclaim Agreement.

3.      PRODUCTION OF QUALIFIED PICTURES BV SEG

3.1. Completion. As between SEG and BV, SEG shall be solely responsible for the completion and delivery of all Qualified Pictures to BV (except those set forth in Paragraph 6 below), and SEG shall be solely responsible for all costs (including without limitation all budget overages) of completing and delivering the Qualified Pictures to BV in accordance with this Agreement. Notwithstanding the foregoing, as between SEG and BV, BV shall be solely responsible for (i) all costs (other than those specifically identified in Paragraphs 6.1, 6.2, and 6.4 as being part of SEG's applicable acquisition costs) of completing and delivering the Pictures set forth in Paragraphs 6.1, 6.2, and 6.4 below, and
(ii) all costs (including without limitation all Budget overages beyond the applicable contingency, if any) of completing and delivering the Picture described in Paragraph 6.3 below to SEG in accordance with this Agreement. Unless otherwise approved by BV, the production entity for Qualified Pictures produced hereunder (other than the Pictures described in Paragraph 6 below) shall be either SEG, an affiliated or subsidiary company of SEG, or a company controlled by SEG which is producing a Qualified Picture hereunder, it being understood that neither BV nor any parent, subsidiary, or affiliate of BV shall be the "producer of record" in connection with any Qualified Picture hereunder (other than the Pictures described in Paragraph 6 below).

3.2. Completion Guarantee. Unless BV otherwise agrees (and excluding the Pictures described in Paragraph 6 below), SEG will secure a completion guaranty from a third party completion guarantor on each Qualified Picture. Prior to entering into an agreement with a completion guarantor, SEG will consult with BV in good faith regarding SEG's intended selection (but SEG's decision shall be final).




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

3.3. Agreements/***. All agreements entered into by SEG in connection with a Picture hereunder shall be consistent with BV's standard parameters and customary policies (e.g., no paid advertising credit for certain categories of personnel to be given without BV's prior approval; all music must be cleared in advance and for a flat fee for use in the Qualified Picture in all media and for the advertising and promotion of such Qualified Picture [subject to the Advertising Use Exception set forth in Paragraph 3.9.f. below], including a complete video buyout for all licensed music; all third parties must waive equitable and injunctive relief against SEG and its successors, assigns, and licensees; all so-called "Abend" problems with respect to all literary, musical, or other material must be addressed and resolved, including without limitation obtaining appropriate releases, waivers or other appropriate documentation necessary to fully clear the chain of title and eliminate any possible "Abend" issues). SEG has the right to accord***, subject to the terms hereinafter set forth in this Paragraph 3.3, and provided that the accounting and other terms of such *** shall be consistent with BV's standard parameters. SEG may grant to such third parties rendering services on a Qualified Picture up to an aggregate total for all such third parties of ***% of so-called *** ("***") in connection with any Qualified Picture, provided that SEG shall only grant *** to *** who have theretofore received a *** on other non-sequel "major studio" films, and then only at a percentage level that does not exceed such *** precedent on other non-sequel "major studio" films. To the extent that less than an aggregate total of ***% of *** on a particular Qualified Picture have been granted by SEG (in accordance with the foregoing), SEG may accord ***in "Adjusted Defined Receipts" payable prior to "Start Point #3" (defined pursuant to Paragraph 5.4.b. below) with *** or with a fee of *** ***% ("Other Pre-Start Point #3 ***"), provided that SEG shall only accord such Other Pre-Start Point #3 *** to *** who have theretofore received an Other Pre-Start Point #3 *** on other non-sequel "major studio" films, and then only at a percentage and at a level that does not exceed such *** precedent on other non-sequel "major studio" films; provided, that at no particular measuring point shall the sum of the *** percentages applicable to all *** and Other Pre-Start Point #3 *** (collectively referred to as the "Pre-Approved Pre-Start Point #3 ***") exceed an aggregate total of ***% in connection with any applicable Qualified Picture. SEG agrees to consult with BV in advance of according any such Pre-Approved Pre-Start Point #3 ***, provided that SEG's occasional inadvertent failure to so consult shall not constitute a breach of this Agreement by SEG.

3.4. Services of Barber and Birnbaum. In connection with each of the Qualified Pictures produced by SEG under this Agreement (including, without limitation, the Picture described in Paragraph 6.3 and, subject to BV's request, the Picture described in Paragraph 6.2, but excluding the Pictures described in Paragraphs
6.1 and 6.4), Barber and Birnbaum shall render all services customarily rendered by a producer during pre-production, production and post-production of such Qualified Picture as required by BV (including without limitation "Delivery" of such Qualified Picture to BV as defined in Paragraph 3.7 below), it being understood that Birnbaum's services shall be rendered on a regular, in-person basis commencing eight (8) weeks prior to the commencement of principal photography of each Picture and continuing through completion of principal photography of each Picture.

        If BV provides Greenlight Approval to a Qualified Picture hereunder which commences principal photography after expiration of the Term, subject to the provisions of Paragraph 1.5 above, then Artist shall continue to render services hereunder until such Picture is either abandoned or Artist's services are completed in accordance with BV's customary requirements for producers of Artist's stature in the motion picture industry.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

3.5. SEG Overhead/BV Talent Overhead. The Budget for each Qualified Picture shall include SEG "overhead" ("SEG Overhead") in an amount equal to ***% of the budgeted direct costs of the Qualified Picture, with a per-Qualified Picture "cap" on such SEG Overhead of $*** and an annual "cap" on such SEG Overhead of $*** for all Qualified Pictures which commence principal photography (or, in the case of Properties that are acquired by SEG after the commencement of principal photography, which are acquired by SEG) in a given Term Year (i.e., if the collective SEG Overhead for a particular Term Year is $*** , the SEG Overhead on the next Qualified Picture which commences principal photography during such Term Year shall be limited to $*** ). The Budget shall also include the allocable portion of *** paid by BV (or a parent, subsidiary, or affiliated company) to any talent engaged on such Qualified Picture with whom BV or any of its affiliates have a term deal, so-called "housekeeping" deal, or similar contract, in the amount specified in such talent's contract as reimbursement for services rendered for a third party, or if not specified in such contract, an amount to be negotiated in good faith by SEG and BV (the "BV Talent Overhead"), and SEG shall pay BV an amount equal to such BV Talent Overhead upon commencement of principal photography of the applicable Qualified Picture.

3.6. Producer Fee/Guaranteed Producer Fees. The Budget for each Qualified Picture shall contain a producer fee to SEG in the amount of $*** (the "Producer Fee"), plus an additional $*** producer fee for SEG (the "Additional Producer Fee") (the Producer Fee and Additional Producer Fee are collectively referred to as "Producer Fees"). Subject to performance by Barber/Birnbaum of all customary producing services in connection with Qualified Pictures hereunder, BV will guarantee that SEG [or, with respect to the first $*** of Producer Fees, Barber/Birnbaum] will receive (in the aggregate) not less than $*** in Producer Fees per Term Year (the "Guarantee"), with such Guarantee, or any portion thereof that may become payable, to be paid at the end of the applicable Term Year (i.e., if the Producer Fees payable to SEG [or Barber/Birnbaum] in connection with all Qualified Pictures commencing principal photography in a particular Term Year are less than $*** , BV will pay the difference to SEG [or Barber/Birnbaum] at the end of the applicable year); provided, that the foregoing $*** figure *** any amounts paid as Additional Producer Fees. Notwithstanding the foregoing, if less than *** Qualified Pictures commenced principal photography in any applicable Term Year, BV's obligation to pay the Guarantee shall be conditioned on SEG having submitted at least *** (***) Properties to BV for Greenlight Approval during such Term Year. The initial $*** in Producer Fees (excluding any amounts paid as Additional Producer Fees) paid to SEG for Qualified Pictures commencing principal photography in a particular Term Year will be paid to Barber/Birnbaum, with the understanding that all other Producer Fees (including all Additional Producer Fees) paid to SEG for Qualified Pictures commencing principal photography in that Term Year will be paid to SEG for the benefit of SEG. By way of confirmation, the $*** Producer Fee payable to SEG in connection with the Qualified Picture described in Paragraph 6.1 (provided that it remains a Qualified Picture hereunder) and the Qualified Picture described in Paragraph 6.2 (provided that it in fact commences principal photography during the one year period commencing on the date hereof and remains a Qualified Picture hereunder) will be treated as Producer Fees for the first Term Year and shall satisfy BV's Guarantee obligation for the first Term Year.

3.7. Delivery. SEG shall deliver to BV (i) an answer print of each Qualified Picture and all other preprint and other delivery materials in accordance with BV's standard delivery schedule attached hereto as Exhibit "DS", free and clear of any liens, encumbrances and claims on BV's Granted Rights (other than those of guilds, unions, sound or film labs, or banks providing interim financing for the particular Qualified Picture or for overall financing for all Qualified Pictures ("Permitted Liens"); provided that any and all Permitted Liens shall at all times be subordinate to and subject to this




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Agreement and BV's Granted Rights to the extent provided in Paragraph 7 below), together with (ii) the following documents (the "Documents"), all to be executed by SEG, the producer of record, and any other party designated by BV, and appropriately notarized: (a) a laboratory access letter in a form attached hereto as Exhibit "LA", (b) a laboratory pledgeholder agreement in a form attached hereto as "Exhibit LP", signed by any applicable film and/or sound laboratory, (c) a mortgage of copyright and assignment in the form of Exhibit "MC" attached hereto and UCC-1 financing statements, and (d) an Instrument of Transfer in the form of Exhibit "IT" attached hereto. Delivery of a Qualified Picture hereunder ("Delivery") shall be deemed to occur upon SEG's delivery to BV of the items designated on Exhibit "DS" as "Basic Items" (or, to the extent approved in writing by BV, those items which the completion guarantor agrees to bond for the applicable Qualified Picture, which items shall then constitute "Basic Items" for purposes of the applicable Qualified Picture), and the Documents, all by a date to be mutually agreed by BV and SEG for such Qualified Picture ("Delivery Date"). SEG's delivery to BV of those delivery, items designated on Exhibit "DS" as "non-Basic Items" must occur within thirty (30) days of the earlier of the actual date of delivery of the Basic Items or the date upon which Delivery of the Basic Items is contractually required (as applicable, the "non-Basic Items Delivery Date"); provided, however, that if the Basic Items Delivery Date is within thirty (30) days of the scheduled U.S. theatrical release of the Qualified Picture, then SEG shall, notwithstanding the foregoing, be obligated to make delivery of those non-Basic Items that are necessary in order for BV to release the Qualified Picture, on or prior to the Basic Items Delivery Date; provided further that if SEG fails to deliver any of the non-Basic Items at the aforesaid applicable times, then BV may create such non-Basic Items itself (without limiting BV's other rights and remedies in connection with SEG's failure to make timely delivery) and recoup the costs thereof from amounts otherwise due and owing to SEG under this Agreement, excluding any payment of the BV Picture Contribution other than any Guarantee, any Producer Fees and Additional Producer Fees payable to SEG, Barber and/or Birnbaum under this Agreement (which Guarantee and fees SEG, Barber and/or Birnbaum agree to assign to BV to the extent required by BV to effectuate such recoupment). Notwithstanding the foregoing, in connection with the Pictures described in Paragraph 6 below, the obligation to make "Delivery" of the Basic Items and non-Basic Items in connection therewith shall be as provided above, except that BV shall have the obligation to make delivery to SEG (in lieu of SEG being required to make delivery to BV).

3.8. Incomplete Delivery/Acceptance of Delivery. Any acceptance by BV of less than all Basic Items or non-Basic Items required for Delivery of the Qualified Picture, or such release of the Qualified Picture by BV, shall not be deemed a waiver by BV of SEG's obligation of complete Delivery of the Qualified Picture hereunder. SEG shall indemnify BV and hold BV harmless from and against any, and all damages, losses, or expenses incurred or suffered by BV (including outside attorneys' fees) as a result of SEG supplying BV with any incorrect, inaccurate or incomplete information under the Delivery Items set forth in Exhibit "DS". If BV is required to make any payments to any union, guild or labor organization, or if any member thereof shall claim that BV's payments based upon the information supplied by SEG to BV is incorrect, inadequate, or insufficient, BV shall promptly notify SEG of such claim and SEG shall promptly upon receipt of such notice resolve the dispute in question. If within thirty (30) days from the receipt of such notice, SEG fails or is unable to advise BV that SEG has resolved such dispute, BV may (but shall not be obligated to) thereafter resolve such dispute on such terms as it may determine, and SEG agrees to immediately pay to BV the amount of all such additional costs resulting from the incorrect information furnished by SEG (i.e., the difference between the costs ultimately paid by BV and the amounts which would have been paid by BV had SEG provided correct information on a timely basis in the first instance) and without in any way limiting any other rights or remedies BV may have, BV, it so desires, may deduct




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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such additional costs from any sums that may become due or payable by BV to SEG, excluding any payment of the BV Picture Contribution other than any Guarantee, any Producer Fees and Additional Producer Fees payable to SEG, Barber and/or Birnbaum under this Agreement (which fees SEG, Barber and/or Birnbaum agree to assign to BV to the extent required by BV to effectuate such recoupment).
Without limiting the generality of the foregoing, SEG also agrees to indemnify
BV and hold BV harmless from and against any and all damages, losses, or expenses incurred or suffered by BV as a result of any error or omission in the statement of credits required under Paragraph V.C.1., including, but not limited to, the cost of changing prints or advertising materials to conform to required credits, damages or penalties that may be awarded against BV, and the cost of defending any claim or action based thereon. SEG agrees to immediately pay to BV the amount of all such additional costs resulting from the incorrect credit information furnished to BV, or BV, if it so desires, may deduct such costs from any sums that may become due or payable by BV to SEG.

3.9. Picture Specifications.

Except for those Pictures set forth in Paragraph 6 below and except to the extent that the BV Final Version (as defined in Paragraph 4.1.a.(1) below) or a Qualified Picture is deemed to be the Final Version (as defined in Paragraph 4.1.a.(1) below) and such BV Final Version does not comply with one or more of the following requirements, in order for a motion picture to constitute a Qualified Picture hereunder, it must meet the following specifications, all of which are a Condition Precedent to BV's obligations with respect to the particular proposed Qualified Picture hereunder:

a. Greenlight Approval. Such Qualified Picture must have received Greenlight Approval as set forth in Paragraph 1.5 above.

b. Technical Requirements. Each Qualified Picture shall (i) be filmed in color in 35mm with an aspect ratio of 1.85:1 or 2.35:1, (ii) have a running time of not less than eighty-five (85) minutes (including the main titles and the end titles, which end titles shall not exceed three (3) minutes in length) and not more than one hundred twenty (120) minutes (excluding the end titles which end titles shall not exceed three (3) minutes in length and which shall conform to BV's standard policies) (except to the extent BV has approved a different running time for such Qualified Picture and except as expressly set forth in the "Time Exception" defined in Paragraph 4.1.a.(1) below, it being understood that SEG shall bear all costs of complying with the Picture Specifications hereunder including running time requirements [except for those Pictures set forth in Paragraph 6 below, and except for costs incurred by BV at BV's election in preparing the BV Final Version]), (iii) shall not be filmed with the use of a hard matte, and (iv) shall be produced, originally recorded and delivered in the English language. The Picture shall be completely finished, fully edited and titled and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate, for general release in first-class theaters.

c. Creative Elements. The Qualified Picture as delivered to BV shall be based on the Screenplay approved by BV (as set forth in Paragraph 1.5 above, shall have been directed by the director approved by BV (as set forth in Paragraph 1.5 above), and shall have a principal cast approved by BV (as set forth in Paragraph 1.5 above).

d. Rating. The Qualified Picture as delivered to BV shall qualify for an MPAA rating no more restrictive than the rating agreed by SEG and BV at the time the applicable Qualified



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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Picture is given Greenlight Approval, unless the parties agree in writing prior to Delivery on a different rating.

e. Insurance. Upon commencement of principal photography of each Qualified Picture (or if such Qualified Picture is an acquisition by SEG, at the time of such acquisition), SEG shall have obtained all normal and customary insurance coverages for the Qualified Picture (including cast insurance for principal personnel, liability insurance and Errors and Omissions Insurance as set forth in Paragraph 10 below) naming BV as an additional insured thereunder, and SEG shall provide satisfactory evidence thereof to BV prior to Delivery.

f. Clearances. Upon Delivery of each Qualified Picture to BV, all of the rights, services, performances, materials, equipment, sound, music, locations, names, products and logos used in the Qualified Picture shall be owned by or licensed to SEG in all media now known or unknown, throughout the "BV Territory" (as defined in Paragraph 4.2 below), in perpetuity pursuant to binding written agreements which are fully assignable to BV and its affiliates and which include a grant of all rights necessary for the production, distribution, promotion, advertising and other exploitation of the Picture (subject only to normal and customary restrictions within BV's or its affiliates' customary parameters contained in talent agreements for such Picture, provided that all employment agreements shall include, without limitation, work-for-hire language) to the full extent rights are granted to BV hereunder and which are in all respects in accordance with SEG's representations and warranties set forth in Paragraph 8 below. Notwithstanding the foregoing, (A) source music licensed for the applicable Qualified Picture from third parties (as opposed to original music written for the Qualified Picture) need not be licensed for "out of context" advertising use unless specifically required by BV at the time of Greenlight Approval, it being understood that SEG in any event will use good faith efforts to obtain a quote for such "out of context" use at the time of licensing such music, and (B) all music must be licensed for "in context" advertising use, provided that SEG's obligations to clear "in context" usage in advertising shall be subject to the following: (i) such obligation shall continue only to the extent that, and only for long as, such clearance requirement is and continues to be consistent with the music clearance policy of BV in connection with its own theatrical motion pictures; (ii) SEG shall be deemed to have discharged its obligation in this regard so long as it uses its reasonable good faith efforts to clear such usage and thereafter informs BV's Senior Vice President of Music Business and Legal Affairs of any inability to obtain such clearance; and (iii) SEG's inadvertent occasional failure to obtain such rights or to discharge its obligations under clause (ii) above shall in no event constitute a breach of SEG's obligations hereunder (the foregoing clauses (A) and (B) are collectively referred to as the "Advertising Use Exception").

3.10. Dailies. BV may view daily rushes of the Qualified Pictures, and SEG will also cause the director and/or individual producer(s) of the Qualified Pictures to allow BV to view the most recent rough cut and cut sequences and other prints and soundtracks after such time as the director's cut has been delivered, or earlier in the event that BV in its sole good faith judgment believes the applicable Qualified Picture will not be delivered timely pursuant to Paragraph
3.7 above; provided that such access shall be subject to any contractual limitations/restrictions contained in the director's agreement which are approved in advance by BV. SEG shall cause (i) daily rushes and other film to be double printed through the first 2 weeks of principal photography (and on videocassette thereafter), and be promptly shipped by air freight (or the equivalent thereof) to BV and (ii) during post-production, "work-in-progress" film to be promptly shipped to BV as may be requested by BV. To the extent not covered by the budget or contingency of the applicable Qualified Picture, all costs




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

incurred in connection with providing items (i) and (ii) to BV shall be borne by BV, subject to BV's right to recoup such costs as a "Distribution Cost" as defined pursuant to Paragraph 5.4 below.

4.      DISTRIBUTION OF QUALIFIED PICTURES

4.1. Grant of Rights.

With respect to all Qualified Pictures, SEG hereby irrevocably grants, assigns, and licenses to BV the "Granted Rights" (as defined in Paragraph 4.1.a. below) in the Qualified Pictures, throughout the "Domestic Territory" (as defined in Paragraph 4.2 below) and the "BV International Territory" (as deemed in Paragraph 4.2 below) (collectively, the "BV Territory") for the "Distribution Period" (as defined in Paragraph 4.5 below).

a. BV's rights hereunder (the "Granted Rights") include the sole and exclusive right during the Distribution Period (as defined in Paragraph 4.5 below) in the BV Territory (as defined in Paragraph 4.2 below), under copyright and otherwise, to distribute, exhibit, advertise, promote, and exploit the Qualified Pictures in complete, linear form (without limiting the editing rights of BV and it licensees and subdistributors set forth below), as well as trailers thereto and excerpts and clips therefrom for advertising and promotion of such Qualified Pictures, as well as promotional films and music videos relating to (and in the case of music videos, utilizing clips from) the Qualified Pictures (subject to SEG's music video rights set forth in Paragraph 4.1.e. below), in any and all languages in the BV Territory, in any and all gauges, forms and processes, in any and all media now known or unknown and hereafter invented or devised and by means of any and all means and/or devices whether now known to unknown and hereafter invented or devised, including without limitation the following: theatrical, non-theatrical (excluding airline and ship rights in the BV International Territory, which rights are reserved by SEG), pay and cable television (all forms including without limitation satellite, subscription, pay-per-view, etc.), all forms of free television, and all forms of home video including without limitation all forms of video cassettes/video discs, cartridges, tapes, video-on-demand, near-video-on-demand, or similar devices now known or hereafter invented or devised ("Video Devices"), computer-assisted media used to display the Qualified Picture (including, but not limited to, CD-ROM, CD-I and similar disc systems, interactive cable and any other devices or methods now existing or hereafter devised), and any and all of the foregoing rights with respect to trailers and all other advertising and promotion of the Qualified Pictures, including without limitation commercial tie-ins to the extent such tie-ins do not violate any of SEG's third party merchandising agreements with respect to such applicable Qualified Picture, with SEG being responsible to notify BV in writing of any such restrictions contained in its merchandising agreements. No other means of presentation may be exploited by BV unless the applicable Qualified Picture, as delivered by such means of presentation, is viewable solely in the BV Territory ("Contained Exhibitions"); by way of example, delivery of the complete Qualified Picture by means of the Internet or other inter-connective network may not be exploited until such time, if ever, that the access to the Qualified Picture over the same can effectively be confirmed to recipients located within the BV Territory. SEG shall similarly restrict (and the immediately preceding restriction on BV's exploitation of "other means presentation" of Pictures is conditioned upon SEG similarly restricting) SEG's other licensees from exploiting the Qualified Pictures by such other means of presentation unless they constitute "Contained Exhibitions" within the applicable licensee's territory or territories (and within the non-BV Territory).

(1) BV Cutting Rights. The Granted Rights also include the right (i) to produce, finance and/or distribute "making of" and promotional productions in the BV Territory, (ii)




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

to change the title of each Qualified Picture, including without limitation for legal (including censorship) reasons and/or exhibition standards and practices (if any), and (iii) to cut, edit and alter each Qualified Picture or any part thereof in any manner, including without limitation so as to conform to legal, time segment or exhibition standards and practices of exhibitors and/or licensees of the Qualified Pictures and/or to conform to censorship, import permit, and other legal and exhibition requirements. Except for the Pictures set forth in Paragraph 6. below, and except as may be agreed by the parties pursuant to Paragraph 1.4.b above with respect to BV-Submitted Properties, and subject to SEG's obligations to comply with the Picture Specifications set forth in Paragraph 3.9 above, SEG shall have final cutting authority with respect to the Qualified Pictures subject to "BV's Final Version Rights" (as set forth below) and BV's rights pursuant to subparagraph (iii) above, and subject to the contractual cutting rights of the director of such Qualified Picture, provided that SEG shall not grant the right of final cut, or any other right(s) which may interfere with BV's Final Version Right set forth below, to any director (or other individual or entity) without the prior written approval of BV.

Notwithstanding the foregoing, SEG must show to BV SEG's proposed final cut (the "SEG Final Version") for the United States theatrical version of each Qualified Picture at the earliest opportunity, but no later than delivery of the *** of such Qualified Picture, and except for the Time Exception set forth below, such SEG Final Version must comply with the Picture Specifications set forth in Paragraph 3.9 above. In the event that BV disagrees with the SEG Final Version, subject to the contractual cutting rights of the director of such Qualified Picture (to the extent that BV has approved such cutting rights), BV shall have the right ("BV's Final Version Right") to prepare (or require SEG to prepare) a cut which reflects BV's proposed final version (the "BV Final Version"), it being understood that BV need not exercise its BV Final Version Right if BV's sole disagreement with SEG's Final Version is a failure to comply with one or more of the Picture Specifications set forth in Paragraph 3.9, in which event SEG shall conform the SEG Final Version to such Picture Specifications at SEG's sole expense (and to the extent such costs are not covered by the Budget [including available contingency] for such Qualified Picture, such costs shall not be included in the "direct production cost" of such Qualified Picture for purposes of the BV Picture Contribution [as defined pursuant to Paragraph 4.4 below]). BV shall then run test screenings of the BV Final Version and the SEG Final Version, and the cut which receives the highest test score will be deemed the final cut version and be used as the United States theatrical version of such Qualified Picture, provided that nothing contained herein shall limit BV's right to cut, edit and alter such Qualified Picture as provided above for other media and/or markets. To the extent not covered in the budget or contingency for the applicable Qualified Picture, BV shall bear the cost of such BV Final Version and test screenings (but not including any additional compensation to Artist or SEG in connection therewith), provided that if the BV Final Version prevails as set forth above, BV shall have the right to *** such *** as a *** as defined pursuant to Paragraph 5.4 below. Without limiting the provisions of Paragraph 3.9.b. above, in the event that the SEG Final Version of a Qualified Picture shown to BV pursuant to the above procedure exceeds *** (it being understood that the SEG Final Version shall not in any case exceed ***), BV shall have the right to either (i) accept such SEG Final Version in other respects but require that it be cut (at SEG's sole expense, and to the extent not covered by the budget or contingency for such Picture, not to be included in the BV Picture Contribution for the applicable Qualified Picture) to comply with the 120 minute limitation, or (ii) exercise BV's Final Version Right as set forth above, it being understood that if the SEG Final Version prevails, the *** of the SEG Final Version shall be acceptable as long as it does not exceed *** (this clause (ii) is referred to as the "Time Exception").




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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(2) BV Advertising and Promotion Rights. BV's Granted Rights shall further include, without limitation, the right to promote, advertise and publicize, in the BV Territory and by any and all means now known or hereafter devised, the foregoing exhibitions of the Qualified Pictures; such promotion, advertising and publicity may include, without limitation, the use of trailers and excerpts from the Qualified Pictures (with BV being responsible for any guild or union re-use payments), but specifically excludes the ancillary rights reserved to SEG pursuant to Paragraph 4.1.e. below. In connection with BV's right to advertise and promote each Qualified Picture, BV shall also have 10,000 word publication rights entitling it to excerpt and/or synopsize each screenplay and/or each Qualified Picture, and the right to use the Qualified Picture and any clip, part or element therefrom and the name, voice or likeness of any person rendering services in connection with the Qualified Picture in connection with the advertising and promotion of such Qualified Picture in the BV Territory; provided, however, that BV's editing rights shall be subject to any restrictions contained in the director's agreement which BV has pre-approved in advance in writing (and/or in the DGA Agreement [if applicable]), and BV's right to use the name, voice or likeness of any such person, whether in connection with the use of a clip from the Qualified Picture or otherwise in connection with its exercise of advertising rights shall be subject to any applicable guild restrictions and restrictions contained in production agreements between SEG and any third party (collectively, the "Third Party Contractual Restrictions"). SEG agrees to: (i) advise BV of any Third Party Contractual Restrictions in writing as soon as reasonably possible (other than guild restrictions which are generally applicable to AMPTP members, of which BV will be considered to have been duly notified) and in any event no later than the date of the Delivery of the Qualified Picture; (ii) not consent to any Third Party Contractual Restrictions which are contrary to BV's standard parameters and customary policies and/or contrary to the customary policies of distributors in the entertainment industry of which SEG is aware through the exercise of reasonable diligence; (iii) utilize reasonable efforts to minimize any Third Party Contractual Restrictions; and (iv) at BV's request, assist BV in obtaining any clearances required by such Third Party Contractual Restrictions.

b. U.S. Television Network Distribution. Notwithstanding the foregoing, except with respect to "Studio Pictures" (as defined below), the first-run United States network television rights (the "U.S. Network Television Rights") to Qualified Pictures will be administered through SEG's current network (i.e., CBS, NBC, ABC, or Fox) arrangement (the "SEG Network Deal") (to the extent it is applicable), it being understood that BV shall still be entitled to all revenues from such U.S. Network Television Rights and the same will constitute "Defined Receipts" pursuant to Paragraph 5.2 below. SEG shall pay all revenues from the exploitation of such U.S. Network Television Rights to BV within ten (10) days of SEG's receipt of same, and BV will have the same audit rights with respect to such revenues as SEG has pursuant to Paragraph 5.5 below. SEG represents and warrants that the SEG Network Deal contains customary holdbacks and license period for the license of U.S. Network Television Rights, and that the SEG Network Deal accommodates the license period and exhibition rights contained in customary major studio output agreements with national premium pay television services (including BV's agreement with Encore as previously disclosed by BV). Upon the expiration or earlier termination of such SEG Network Deal, SEG shall provide ABC the right of "first negotiation/last refusal" to enter into a U.S. free broadcast network television "output" arrangement with SEG covering the traditional free television windows (a "Network Output Arrangement"), as follows: SEG shall negotiate exclusively with ABC in good faith for a period of no less than they (30) days. If the parties are unable to reach agreement after such period, then SEG may negotiate elsewhere for the licensing of such U.S. Network Television Rights, but ABC shall have the right to meet the financial terms of any bona fide offer received by SEG. SEG shall give ABC written notice of each and every such offer received by SEG in respect of said U.S. Network Television Rights which




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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

SEG is willing to accept, specifying the particulars thereof, including the name of the offeror, and SEG shall have a period of ten (10) business days from receipt of such notice from SEG within which to exercise its said right to meet said offer (provided ABC shall not be required to meet any terms which cannot be met as easily by one person as another), which right shall be exercised by ABC by giving SEG written notice of its election-to do so. In the event ABC exercises said right to meet such offer, then SEG and ABC shall promptly execute written agreements conveying to ABC the rights involved upon the terms and conditions of said offer. In the event ABC does not agree to acquire such U.S. Network Television Rights in accordance with the foregoing provisions, then SEG shall have the right to enter into a Network Output Arrangement, but only to the offeror and only upon the terms and conditions specified in such notice to ABC pursuant to the procedure set forth above; but if there are any changed, additional, or new elements pertaining to the rights prior to SEG having entered into such Network Output Arrangement with the applicable offerer, then SEG shall again offer the same to ABC in accordance with the same procedures as set forth above. As used herein, "Studio Picture" shall mean a Qualified Picture that satisfies one or more of the following: (i) that is a remake/sequel of a motion picture in BV's film library, or (ii) that was developed by BV as opposed to (and to the exclusion of) SEG (e.g., the Pictures described in Paragraph 6.1, 6.2 and 6.4 below) and/or Caravan prior to the date of this agreement, or (iii) that, at the time Caravan or SEG (as applicable) acquired such Picture from BV, already had a director attached (who later goes on to actually direct such Picture) or at least 1 lead cast member attached (who later goes on to actually perform in a lead role in such Picture) and required only minimal post-acquisition re-writing (e.g., the post-acquisition re-writing was no more significant than a production polish). Notwithstanding the foregoing, no Picture based on the Caravan-SEG Projects will be considered a Studio Picture.

c. Theme Park Rights. The Granted Rights also include the sole and exclusive right, in perpetuity, throughout the universe, to exercise all theme park rights throughout the universe with respect to the Qualified Pictures, including without limitation the right to use the Qualified Picture, characters therefrom and elements thereof (including, without limitation, characters, costume designs and/or footage from the Qualified Picture) in BV's (together with those of its parent and the subsidiaries, licensees and affiliates thereof, "Disney") existing and future theme parks, resorts, and attractions (including, without limitation, any studio and/or studio tour), location-based entertainment centers, cruise ships and Disney's licensed theme parks (collectively, "Theme Parks"), and in any Disney-themed variety, show (e.g., Disney's World-On-Ice or any Disney Circus) or other arena type show, in any manner and for any use, whether now known or hereafter invented or devised, including, but not limited to, in connection with live shows in Theme Parks, theatrical stage performances in Theme Parks for which no separate admission is charged, so-called "walk-around" performances or characters and/or as the basis for any ride or attraction in each Theme Park, in perpetuity, throughout the universe with no obligation whatsoever, financial or otherwise, to SEG; provided, however, that BV's right to use the name, voice or likeness of any person in connection with its exercise of rights in Theme Parks shall be subject to any applicable Third Party Contractual Restrictions, it being understood that SEG agrees to: (i) advise BV of any Third Party Contractual Restrictions in writing as soon as reasonably possible and in any event no later than the date of the Delivery of the Qualified Picture; (ii) not consent to any Third Party Contractual Restrictions which are contrary to BV's standard parameters and customary policies and/or contrary to the customary policies of distributors in the entertainment industry of which SEG is aware through the exercise of reasonable diligence; (iii) utilize reasonable efforts to minimize any Third Party Contractual Restrictions; and (iv) at BV's request, assist BV in obtaining any clearances required by such Third Party Contractual Restrictions. BV shall be solely responsible for the costs of such exploitation in theme parks, including without limitation any reuse fees arising from the use of film clips, music, and the like. With respect to residual




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

value assets for the Qualified Pictures such as props, sets, and costumes owned by SEG or purchased for a Qualified Picture, upon timely request by BV, SEG shall loan such items to BV and BV shall have the exclusive right to exhibit such items in Theme Parks for a period up to twelve (12) months from the initial release of the Qualified Picture in the applicable BV Territory. If BV wishes to exhibit (or otherwise use) such assets beyond such period, BV shall have the right to purchase such asset(s) by paying SEG an amount equal to forty-five percent (45%) of such item's salvage value. BV shall have the non-exclusive right to display such items in venues other than Theme Parks.

d. New Exploitation Rights. Artist and SEG are aware and hereby acknowledge that new rights to the Qualified Pictures may come into being and/or be recognized in the future, under the law and/or in equity (hereafter the "New Exploitation Rights"), and SEG intends to and does hereby grant and convey to BV any and all such New Exploitation Rights to the Qualified Pictures hereunder. Artist and SEG are also aware and do hereby acknowledge that new (or changed) (1) technology,
(2) uses, (3) media, (4) formats, (5) modes of transmission, and (6) methods of distribution, dissemination, exhibition or performance (hereafter the "New Exploitation Methods") are being and will inevitably continue to be developed in the future, which would offer new opportunities for exploiting the Work. SEG and Artist intends and does hereby grant and convey to BV any and all rights to such New Exploitation Methods with respect to the exhibition of the complete Qualified Pictures in linear form (without limiting the editing rights of BV and its subdistributors and licensees), and for the advertising and promotion of such Qualified Pictures, for the BV Territory, subject to the continuing application of the Contained Exhibitions requirement, and provided that the foregoing shall in no way limit, affect, or diminish SEG's reserved rights set forth in Paragraph 4.1.e. below. SEG and Artist hereby agrees to execute any document BV deems in its interest to confirm the existence of the preceding and to effectuate its purpose to convey such rights to BV, including without limitation the New Exploitation Rights and any and all rights to the New Exploitation Methods. SEG further hereby agrees that it will not seek (1) to challenge, through the courts, administrative governmental bodies, private organizations, or in any other manner the rights of BV to exploit the Qualified Pictures by any means by which BV is entitled to hereunder or (2) to thwart, hinder or subvert the intent of the grants and conveyances to BV herein and/or the collection by BV of any proceeds relating to the rights conveyed hereunder.

e. Ancillary Rights. With respect to all ancillary rights to Qualified Pictures (including without limitation merchandising, soundtrack album, music publishing, publishing, radio, and live stage rights [except to the extent of BV's Theme Park rights set forth in subparagraph c. above]), to the extent that SEG controls such rights and intends to utilize a third party distributor to exploit one or more of such rights on a worldwide basis, or solely in the Domestic Territory and/or BV International Territory, then in either instance BV shall have the right of first negotiation/first refusal ("BV First Negotiation/First Refusal Rights") to distribute such rights as follows: SEG shall negotiate exclusively with BV in good faith for a period of not less than thirty (30) days. If the parties are unable to reach agreement after such period, then SEG may negotiate elsewhere for the third party distribution of such ancillary rights, but BV shall have the right to meet the financial terms of any bona fide offer received by SEG, which is equal to or less favorable to SEG than BV's last offer with respect thereto (or are less than ***% more favorable to SEG than the terms last offered by BV) (collectively, the "Re-Offer Terms"). SEG shall give BV written notice of each and every such offer containing the Re-Offer Terms received by SEG in respect of said ancillary rights which SEG is willing to accept, specifying the particulars thereof, including the name of the offeror, and BV shall have a period often (10) business days from receipt of such notice from SEG within which to exercise its said right to meet said offer (provided BV shall not be required to meet any terms which cannot be met as easily by one




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

person as another), which right shall be exercised by BV by giving SEG written notice of its election to do so. In the event BV exercises said right to meet such offer, then SEG and BV shall promptly execute written agreements conveying to BV the rights involved upon the terms and conditions of said offer. In the event BV does not elect to acquire such ancillary rights in accordance with the foregoing provisions, then SEG shall have the right to sell or otherwise dispose of such ancillary rights, but only to the offeror and upon the terms and conditions specified in such notice to BV pursuant to the procedure set forth above; but if there are any changed, additional, or new elements pertaining to the rights prior to SEG having entered into such agreement for such ancillary rights with the applicable offeror, then SEG shall again offer the same to BV in accordance with the same procedures as set forth above. Notwithstanding the foregoing, with respect to Qualified Pictures based on BV-Submitted Properties or which are Studio Pictures, BV shall have the BV First Negotiation/First Refusal Rights regardless of whether SEG intends to utilize a third party distributor for such rights (e.g., even if SEG intends to self-distribute such rights); provided, however, that if SEG establishes a music publishing company, the BV First Negotiation/First Refusal Rights shall not include music publishing rights with respect to the applicable Qualified Picture(s). Notwithstanding BV's rights to use clips from the Qualified Pictures in music videos, SEG may use clips from the applicable Picture in music videos prepared in connection with the exercise of SEG's soundtrack album rights, provided that SEG (or the applicable record company) shall coordinate the release of all such music videos and the marketing efforts in connection therewith in the BV Territory with BV prior to their release and comply with any holdbacks required by BV in connection therewith. With respect to live stage rights in the Qualified Pictures, SEG agrees not to exercise, or authorize any third party to exercise, such rights earlier than five (5) years after the first general release in the BV Domestic Territory of the applicable Qualified Picture, and if SEG elects to exercise such rights with respect to a Qualified Picture, BV shall have the BV First Negotiation/First Refusal Rights regardless of whether SEG elects to utilize a third party distributor.

f. Reserved Rights. Except with respect to the Picture set forth in Paragraph
6.3 below, all rights to Qualified Pictures not herein expressly licensed to BV as part of the Granted Rights, including without limitation merchandising and similar allied and ancillary rights, are hereby reserved by SEG (the "SEG Rights"). Except as expressly provided herein (e.g., in any "holdback" provisions set forth in Paragraph 4.3 below and/or any first negotiation, first refusal or last refusal provisions such as subparagraph e. above), SEG shall be free to exercise its reserved rights at any time and in any manner.

4.2. BV Territory. The "Domestic Territory" and "BV International Territory" are collectively referred to herein as the "BV Territory".

a. Domestic Territory. The "Domestic Territory" shall consist of the United States, its territories and possessions, including, without limitation, Guam, Puerto Rico (including the Commonwealth of Puerto Rico), St. Thomas, St. Croix, St. Martin, Tortola, Virgin Gordes, and the Bahamas, and the Dominion of Canada, its territories and possessions; the Domestic Territory shall also include the island of Bermuda. The Domestic Territory further includes the American and Canadian Armed Forces and military installations wherever located throughout the universe (provided that BV's television rights in these specific venues are non-exclusive). Airlines shall be considered part of the Domestic Territory if they are carriers flying the flag of the United States or Canada, and ships shall be considered part of the Domestic Territory if they are principally serviced out of the Domestic Territory, which specifically include Disney cruise ships. BV may not subdistribute the Granted Rights in the Domestic Territory, except and to the extent that BV uses a subdistributor for (and provided




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

that BV uses the same subdistributor that BV uses for) its own theatrical motion pictures (in which case, the applicable subdistributor will be treated as a "Permitted Subdistributor" with respect to the applicable rights for purposes of the parties' agreement).

b. BV International Territory. The "BV International Territory" shall consist of the United Kingdom (including without limitation Ireland and Scotland), Australia, New Zealand, Japan (limited to pay television, but including any countries necessary to service BV's pay television output agreements applicable to Japan), South Africa (limited to pay television, but including any countries necessary to service BV's pay television output agreements applicable to South Africa), Turkey, the Middle East (excluding Israel), Asia (including without limitation China, Indonesia, Malaysia, Singapore, the Philippines, Thailand, Taiwan, Hong Kong, Korea, India, and Bangladesh), Eastern Europe (including without limitation the Czech Republic, Croatia, Albania, Slovakia, Slovenia, Romania, and the former Yugoslavia, but excluding Hungary, Poland, Bulgaria, and the countries comprising the former USSR), and the "Latin American Territory" (as defined below), and the respective territories and possessions of all of the above. The "Latin American Territory" shall consist of Mexico, all of Central America, all of South America (including without limitation Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Peru, Surinam, Uruguay, and Venezuela, and all of their territories and possessions, as well as Antigua and Barbuda, Aruba, Cayman Islands, Dominica, Dominican Republic, Grenada, Jamaica, Montserrat, St. Lucia, St. Vincent and the Grenadines, it being understood that SEG may nevertheless license French-language rights in those islands traditionally considered part of the territory licensed to a "French-language distributor". The BV Territory shall also include, to the extent necessary to service BV's existing pay television arrangement with HBO Ole (or any successor pay television agreement covering substantially the same territories), the following: Anguilla, Barbados, British Virgin Islands, Cuba, Guadeloupe, Haiti, Martinique, Netherlands Antilles, St. Kitts and Nevis, Trinidad and Tobago, and Turks and Caicos Islands, it being understood that SEG may nevertheless license to a French-language distributor French language pay television rights in those islands traditionally considered part of the territory licensed to a "French-language distributor".

Notwithstanding the foregoing, and subject to Paragraph 4.4.b. below, SEG shall have the option, which option must be exercised by SEG (if ever) prior to delivery of the first Qualified Picture hereunder, to exclude the *** from the BV International Territory only if a third party distributor commits in writing to contribute (and does contribute) the following: (i) at least $*** in equity, to SEG, and (ii) a per-Picture advance of at least ***% of the Budget for all (or substantially all) of the Qualified Pictures hereunder.

Notwithstanding the foregoing description of the BV International Territories, in connection with a Studio Picture, if SEG has additional international territories available (i.e., territories that are not subject to then existing "output" or similar multi-picture arrangements and/or territories, or, on a Qualified Picture-specific basis, that are subject to then existing "output" or similar multi-picture arrangements but the applicable "output" licensee elected not to license the particular Qualified Picture) with respect to such Studio Picture, then BV will have a right of first negotiation to acquire the Granted Rights for such territories; i.e., SEG shall offer such territories to BV, and if BV is interested in acquiring one or more such territory(ies), SEG shall negotiate exclusively with BV in good faith for a period of not more than ten
(10) days with respect to the terms of B V's acquisition of such territory(ies).




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

BV may not subdistribute the Granted Rights in the BV International Territories, other than in the Latin American Territory, and then only to the extent that BV or a related or affiliated entity that distributes BV pictures (e.g., Buena Vista International, as opposed to Miramax) uses the same subdistributor for its own theatrical motion pictures ("Permitted Subdistributors"); provided, that if BV hereafter begins using a subdistributor in the other BV International Territories, or for any other rights in any of the BV International Territories, for BV's own theatrical motion pictures, then the applicable subdistributors of the applicable rights will thereafter be considered Permitted Subdistributors.

4.3. SEG Holdbacks. SEG shall secure agreements from all distributors (on behalf of themselves and their respective successors and/or assignees) of the Qualified Picture that prohibit: (i) SEG's international theatrical licensees from theatrically releasing a Qualified Picture (or any portion thereof other than clips used solely for advertising and promotion of such Qualified Picture) prior to the day of BV's initial theatrical release thereof in the Domestic Territory; provided that SEG's international licensees may release a Qualified Picture "day and date" with BV's release in the Domestic Territory, and provided further that if BV has not theatrically released a Qualified Picture prior to the expiration of the 6 month period commencing on "delivery" to BV (said 6 months to be subject to increase to up 9 months where the nature of a Qualified Picture makes its release suitable only in a particular "season") (the "Deemed Release Date"), then SEG's international theatrical licensees may theatrically release the applicable Qualified Picture prior to BV's initial theatrical release in the Domestic Territory (provided further, that upon BV's request, SEG will give good faith consideration to pushing the "Deemed Release Date" back to 12 months from the date of "delivery" to BV and SEG will use reasonable efforts to get its future international distributors to agree to such a delay; provided that SEG's inability, to secure such agreements shall not constitute a breach hereof and shall be reasonable grounds for rejecting BV's request); and (ii) SEG's international "home video" licensees from releasing a Qualified Picture by means of home video prior to the United States "street date" for the applicable Qualified Picture; provided, that if the United States "street date" has not occurred by the earlier to occur of (x) 9 months after BV's initial theatrical release of the Qualified Picture in the Domestic Territory or (y) 6 months after the Deemed Release Date, then SEG's international home video licensees may release the applicable Qualified Picture in home video prior to BV's United States "street date" for such Qualified Picture. SEG also agrees to coordinate with BV with respect to the exercise in the BV Territory of SEG's ancillary rights (e.g., merchandising, publishing, soundtrack album) with respect to each Qualified Picture.

4.4. BV Picture Contribution.

Upon completed Delivery by SEG to BV (as defined in Paragraph 3.7) of a Qualified Picture hereunder and satisfaction of the conditions precedent for such Qualified Picture set forth in Paragraph 1.5 above, and in full consideration of the rights herein granted and the representations and warranties contained herein, BV shall pay to SEG a sum equal to the "Domestic Contribution" (as defined in Paragraph 4.4.a. below) and the "International Contribution" (as defined in Paragraph 4.4.b. below). The Domestic Contribution and the International Contribution are collectively referred to as the "BV Picture Contribution".

a. Domestic Contribution. The "Domestic Contribution" shall be equal to ***% of the lesser of (i) the *** for the Qualified Picture (inclusive of attributable *** and/or *** ***[collectively, "***"], if any, and the ***), ***, ***, *** and
*** and, if applicable,***) or (ii) the




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

*** for the Qualified Picture, including attributable ***, if any, and the ***), ***, *** and *** and, if applicable, ***.

b. International Contribution. The "International Contribution" shall be equal to ***% of the lesser of (i) the *** of the Qualified Picture (inclusive of attributable ***, if any, and the ***), ***, ***, *** and *** and, if applicable, ***) or (ii) the *** of the Qualified Picture, including attributable ***, if any, and the ***), ***, *** and *** and, if applicable, ***. If SEG timely exercises the option to exclude the *** from the BV International Territory pursuant to Paragraph 4.2.b. above, the International Contribution under this Paragraph 4.4.b will be decreased by an amount equal to ***% of the lesser of (i) and (ii) above (i.e., to ***% of the lesser of (i) and (ii) above) (even if SEG receives more than ***% from the third party).

4.5. Distribution Period. The Granted Rights granted to BV hereunder with respect to each Qualified Picture shall continue in perpetuity (the "Distribution Period"). Notwithstanding the foregoing, with respect to each Qualified Picture which has been released by BV for at least 20 years (which date will be pushed back to 25 years with respect to any Qualified Picture for which BV has not theretofore recouped an amount equal to all of the following:
(i) BV's "Distribution Fees" (as defined in Paragraph 5.1.a. below), (ii) "Approved Pre-Start Point #3 ***" (as defined in Paragraph 5.3 below), (iii) "Distribution Costs" (as defined in Paragraph 5.1.d. below), and (iv) the BV Picture Contribution (with interest, at ***, on the BV Picture Contribution)), SEG will have the right to buy-out BV's Granted Rights (except for theme park rights, which BV shall control in perpetuity) for an amount equal to ***% of BV's aggregate earned *** ***from the *** and *** (excluding the *** and *** but including the *** from any *** of a Qualified Picture which occurs at least *** years after the *** of such Qualified Picture) of the applicable Qualified Picture in the BV Territory. Notwithstanding the foregoing, with respect to any Studio Picture, SEG will not have the right to buy-out BV's Granted Rights for the Domestic Territory (and, therefore, the buy-out of BV's Granted Rights for the BV International Territories will be ***% of BV's *** ***from the ***, excluding the *** and ***, of the Granted Rights in the BV International Territory for such Studio Picture). In addition to the foregoing, if after the date twenty-one (21) years from the initial general theatrical release by BV of a particular Qualified Picture, BV is not actively exploiting (e.g., not entering into license agreements for media in which no exploitation is then taking place) any right(s) granted to BV hereunder for such particular Qualified Picture in a particular media, SEG may give BV written notice thereof ("Inactivity Notice") in which case BV shall have up to ninety (90) days from the date of receipt by BV of such Inactivity. Notice to resume active exploitation of the particular Qualified Picture in the particular media referred to in such Inactivity Notice. If BV fails to resume such active exploitation of the particular right(s) referred to in the Inactivity Notice within such ninety (90) day period as aforesaid, then SEG shall have the right to license such particular right(s) to the particular Qualified Picture in the particular media (all as set forth in SEG's Inactivity Notice) to a third party (subject to all commitments made and licenses granted by BV prior to such time) for the then current customary license period for the particular media involved, subject to BV's right to match any bona fide offer from a third party to license such particular right(s) to the particular Qualified Picture in such particular media ("BV Matching Right"). In the event BV fails to exercise such BV Matching Right, SEG may then enter into a license agreement with such third party upon the same or less favorable terms to SEG than were offered to BV for purposes of the BV Matching Right; provided that BV shall nevertheless be entitled to payment of an amount equal to ***% of ***% of the applicable distribution fee to which BV would otherwise be entitled under Paragraph *** below for the particular media with respect to any such exploitation in such media by a third party; and further provided that




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

any agreement SEG enters into with any such third party shall provide for direct payment of the foregoing amount to BV.

4.6. BV Distribution Control. Each Qualified Picture shall be theatrically released in the United States, it being understood that BV shall have no obligation to release a Qualified Picture in a certain number of markets or incur a certain level of expenditures for prints, advertising or media. BV shall be responsible for all Distribution Costs incurred by BV in connection with its exploitation of the Qualified Pictures in the BV Territory (subject to its recoupment rights under Paragraph 5.1.d. below). Except to the extent expressly provided for herein, BV shall have complete, exclusive and unqualified discretion and control as to the time, manner and terms of distribution, exhibition and exploitation of each Qualified Picture, separately or in connection with other motion pictures, in accordance with such policies, terms and conditions and through such parties as BV in its sole good faith business judgment may determine proper or expedient, BV may distribute or withhold or withdraw the Qualified Picture from distribution at any time or times, at its sole discretion, with respect to one or more countries or media, and the decision of BV in all such matters shall be binding and conclusive upon SEG. Except as expressly set forth herein, BV makes no express or implied warranty or representation as to the manner or extent of any distribution or exploitation of each Qualified Picture nor the amount of money to be derived from the distribution, exhibition and exploitation of each Qualified Picture nor as to any maximum or minimum amount of monies to be expended in connection therewith. BV does not guarantee the performance by any subdistributor, licensee or exhibitor of any contract regarding the distribution and exploitation of each Qualified Picture. SEG shall on request use reasonable efforts to secure for BV such licenses and permits as may be necessary or desirable for the importation and distribution of each Qualified Picture in any geographic area of the BV Territory. SEG hereby acknowledges that BV may in its sole discretion license pay television rights to the Picture exclusively to ***, and/or network television rights to ABC (provided such rights are available pursuant to Paragraph 4.1.a. above), or otherwise deal exclusively with one or more BV affiliates, pursuant to Paragraph 20.7 below; provided, however, that in the event that BV licenses exclusive first run pay television rights for a Qualified Picture to the *** , the financial terms of such license shall be consistent with the financial terms which *** or *** would receive from a *** (e.g., ***) . BV acknowledges that the term of its current *** *** with *** runs through ***.

a. SEG Consultation Rights. Notwithstanding the controls and discretion accorded BV pursuant to the preceding paragraph, in connection with BV's exercise of the Granted Rights for the Qualified Pictures, SEG will have a right of good faith consultation with respect to the initial theatrical and home video marketing campaign (including commercial tie-ins) and theatrical and home video distribution (including without limitation the initial release date) of such Qualified Pictures in the BV Territory, provided that in the event of disagreement, BV's determinations shall control and be binding. The parties agree that such right of consultation shall be satisfied by BV's invitation to SEG to attend a meeting to discuss in good faith BV's plans for the marketing, ad campaign, and distribution for the theatrical and home video release of each Qualified Picture in the Domestic Territory and the BV International Territory. Thereafter, BV shall have no further obligations to consult with SEG regarding such marketing campaign and/or distribution except to notify SEG of any material change(s) to the plan set forth at the meeting. SEG agrees that in all such matters, BV's determinations shall control and be binding, and the inadvertent failure by BV (or a failure caused by exigencies) to so consult, hold a meeting, or advise of any substantial changes, shall not constitute a breach by BV.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

4.7. Materials. As the domestic distributor, BV will be given priority access vis-a-vis SEG's other distributors to original film materials (should such access become necessary). *** will *** SEG with *** to the advertising/publicity materials (and ***, provided that the *** must be removed before they are utilized) created in connection with the domestic release of the Qualified Pictures (but with SEG to be responsible for *** relating to advertising/publicity materials created for SEG, at SEG's request), for use in connection with the exploitation of the ancillary rights and in the non-BV Territory.

4.8. Credits. BV shall have the right to use BV's name and trademark(s) and/or that of BV's parent, subsidiaries, subsidiaries of its parent, or affiliate(s), and to accord customary credits to any of BV's financiers, subdistributors and/or licensees in such manner, position and form as BV may elect in the BV Territory, including without limitation a so-called presentation or releasing credit and logo on screen in the main titles and in all paid advertising above or before the title of the Qualified Picture, and a credit and logo in the main and end titles of the Qualified Picture on screen and in all paid advertising in the BV Territory.

Without limiting the generality of the foregoing, in the BV Territory, SEG will receive a shared "presentation" credit (with BV in first position), and a logo credit in the main titles (with BV's logo in first position), and in paid advertising under BV's control in which BV's logo appears. BV will release each Qualified Picture under either the Disney name/logo, the Touchstone name/logo or the Hollywood Pictures name/logo, with BV having the right in its sole discretion to make the selection. SEG shall not have the right to use or authorize others to use the Disney name/logo (or the name/logo of any BV division/subsidiary, such as "Touchstone" and "Hollywood Pictures") outside of the BV Territory. In addition, except as set forth in Paragraph 6 with respect to the Pictures therein, Birnbaum/Barber shall be entitled to a production credit (in a form to be agreed by SEG and BV) on such Qualified Picture (subject to any contractual obligations to third parties existing at the time SEG acquires the underlying property for such Qualified Picture or which are otherwise agreed to by SEG), on screen and in the billing block portion of paid advertising under BV's control in which the "film by" credit appears in such billing block, except for congratulatory, nomination and/or award ads (in which only the production entity or individual[s] so honored is accorded credit), special ads, ads specially exempted by Paragraphs 8-203d., 8-203f. and 8-203g. of the DGA Basic Agreement (if the DGA Basic Agreement applies to the Qualified Picture), ads announcing a personal appearance, radio ads and the audio portion of teasers, trailers and television ads, provided, however, that Birnbaum/Barber shall receive the production credit in the foregoing excluded ads if such credit relates to the Qualified Picture and another production credit is accorded in such ad.

BV's inadvertent failure to accord credit in accordance with the terms of this Agreement shall not be deemed a breach of this Agreement; provided that upon receipt of written notice from SEG or Artist specifying a material failure to accord SEG or Artist credit properly in accordance with this Agreement, BV shall use reasonable efforts promptly to cure prospectively such material failure with regard to positive prints and/or advertising materials the masters of which are created after the date of such notice.

4.9. Subsequent Productions. There will be a *** year "holdback" (subject to extension as set forth below) with respect to the release anywhere in the universe of theatrical prequels/remakes/sequels of a Qualified Picture ("Theatrical Follow-Up Production") and a *** year "holdback" (subject to extension as set forth below) with respect to the television exhibition anywhere in the universe of a made-for-television prequel/remake/sequel/series of or based on a Qualified




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Picture (Television Follow-Up Production") and/or a made-for-video prequel/remake/sequel of a Picture ("Video Follow-Up Production"); the "holdback" periods will be measured from the initial general U.S. theatrical release date of the Qualified Picture and will be subject to being reduced in the case of any Qualified Picture which is itself a remake or sequel of another motion picture or is based upon a television program (the extent of such reduction to be negotiated in good faith prior to the time that the applicable Qualified Picture commences principal photography, taking into account then prevailing customs and practices). With respect to any Theatrical Follow-Up Production that commences principal photography after the expiration of the Terra but prior to the expiration of the *** year period (which shall be increased to a *** year period in the case of any Qualified Picture whose U.S. theatrical box office receipts exceeds $***) commencing on the later of the date of the expiration of the Term or the date of the initial United States theatrical release of the applicable Qualified Picture to which it relates, and with respect to any Television Follow-Up Production and/or Video Follow-Up Production which commences principal photography at any time during the Term hereof or after the Term but prior to the expiration of the *** year period (which shall be increased to a ***-year period in the case of any Qualified Picture whose U.S. theatrical box office receipts exceeds $***) commencing on the later of the date of the expiration of the Term or the date of the initial United States theatrical release of the applicable Qualified Picture to which it relates, if SEG is going to utilize a third party to exploit the Granted Rights thereto in the BV Territory, then BV will have a first negotiation/first refusal right (the mechanics of which shall be the same as the BV First Negotiation/First Refusal Right set forth in Paragraph 4.1.e. above) to be the distributor of the Granted Rights in the BV Territory.

5.      ADVANCE/ALLOCATION OF RECEIPTS

5.1. Advance. Upon satisfaction of the Conditions Precedent set forth in Paragraph 1.1 above, BV shall pay SEG an advance in the amount of $*** (the "Advance"), which Advance shall be ***, and *** by BV from, an amount equal to *** percent (***%) of all *** otherwise payable on any Qualified Pictures pursuant to Paragraph *** below.

5.2. Order of Recoupment. The "Defined Receipts" (as defined in Paragraph 5.4 below) from BV's distribution of Qualified Pictures in the BV Territory, including without limitation U.S. Network Television Rights, shall be allocated and paid as follows, in the following order of recoupment, on a continuing basis:

a. Distribution Fees. BV shall be entitled to deduct and retain for its own account a *** in the amount of ***% of all *** derived from BV's exploitation of the *** (subject to the provisions below) (the "Distribution Fees"); provided, that with respect to each particular Qualified Picture, at such time (the "Adjustment Point") as both (i) BV's *** for the applicable Qualified Picture achieve "***" (defined in Paragraph *** below), if ever, and (ii) the *** earned by BV on such Qualified Picture equal the *** for such Qualified Picture, if ever, SEG shall be entitled to a ***(the "***") in the form of a ***(in the form of a *** ***payment equal to ***% of "***" (as defined below) through the Adjustment Point. For purposes of computing the***, the term "***" means all Defined Receipts derived from BV's exploitation of the Granted Rights other than the following: (i) *** from *** where BV's distribution fee was initially ***% and (ii) *** from any other media and/or territory where BV's distribution fee was limited to a ***% "override". BV's distribution fee on future (post-***) *** from such Qualified Picture will be reduced from ***% to ***%. BV's Distribution Fee for U.S. Network Television Rights will be ***% (rather than ***%) to the extent that such U.S. Network Television Rights are distributed pursuant to SEG's Network




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Deal. All revenue in connection with the distribution of U.S. Network Television Rights (as defined in Paragraph 4.1.b. above) shall be payable to BV by SEG within *** of SEG's receipt of the applicable revenue (whether advance, license fee, or otherwise). In the event and to the extent that a distribution fee retained by BV is based on SEG's receipt of an advance for the U.S. Network Television Rights which advance was not ultimately earned and therefore was returned by SEG, upon receipt by BV of evidence satisfactory to BV that such advance was returned, BV shall remit to SEG the distribution fee it received on the amount returned. Where BV is utilizing a Permitted Subdistributor that accounts to BV on a royalty basis, BV's distribution fee will be limited to a ***% "override" on the royalties paid to BV; where BV is utilizing any other Permitted Subdistributor, BV shall bear the Permitted Subdistributor's fee out of BV's ***% distribution fee, provided, that in each case BV will be entitled to take not less than a ***% "override" on the amount paid to BV (even if the aggregate of the BV fee and the Permitted Subdistributor's fee exceeds ***%).

b. Distribution Costs. BV shall then be entitled to deduct and retain for its own account an amount equal to all Distribution Costs incurred by BV in exploiting the applicable Qualified Picture as defined in Paragraph 5.4 below.

c. Approved Pre-Start Point #3 Participations. BV shall then be entitled to deduct and retain for its own account an amount equal to BV's share of Approved Pre-Start Point #3 Participations paid for the Qualified Picture pursuant to Paragraph 5.3. below.

d. BV Picture Contribution. BV shall then be entitled to deduct and retain for its own account an amount equal to the following in the following order:

(1) Interest on the BV Picture Contribution at the applicable ***accruing from the date of payment, of the BV Picture Contribution to the date of recoupment hereunder; and

(2) the BV Picture Contribution.

e. Overages. Defined Receipts (if any) from the BV Territory remaining after BV's deduction of the items in subparagraphs a.- d. above shall be defined as "Overages", and shall be paid to SEG; provided, however, that *** percent (***%) of all such Overages otherwise payable to SEG shall be retained by BV and not payable to SEG until such time, if ever, as BV has recouped the Advance.

5.3. ***, ***. Provided SEG provides BV with the necessary information, including without all documentation required in Exhibit "DS", *** shall serve as *** with respect to *** and *** for each Qualified Picture during the Distribution Period of BV's Granted Rights therefor, and BV agrees to *** appropriate *** with the applicable *** with respect to BV's distribution of the Granted Rights in the Qualified Pictures in the BV Territory. For Qualified Pictures produced (i.e., for which principal photography is commenced, or, in the case of any Qualified Picture which SEG acquires after it has commenced principal photography, which is acquired by SEG) during the first *** of the Term only, BV agrees to execute appropriate *** with the applicable *** with respect to distribution of the Granted Rights in the Qualified Pictures on a worldwide basis, subject to SEG's obligations under this Paragraph 5.3. In any event, SEG shall provide BV with timely information regarding receipts and expenses of the Qualified Pictures in the non-BV Territory and (to the extent such *** are distributed pursuant to ***) with respect to *** (which incorporates information from all of ***, ***, and ***). BV shall calculate the *** and *** obligations due to ***, and SEG shall ***to BV, prior to




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

the date at which any such sums are due to ***, all *** and *** payments as determined by BV with respect to SEG's (and/or its ***, ***, and ***) distribution of the Qualified Pictures in the non-BV Territory and in connection with the SEG Rights. *** will be entitled to rely on the accuracy of reports that its receives from SEG (and that SEG receives from its licensees), and, with respect to amounts due from the distribution of the Picture outside of the BV Territory and in connection with the SEG Rights, BV is only obligated to make the applicable *** relating thereto to the extent that BV has actually received such payments from SEG. BV will have the right to withdraw from its role as *** if it regularly receives late, incorrect or incomplete reports from SEG (including reports which SEG receives from its licensees). SEG shall defend, indemnify, save, and hold BV and its partners, subsidiaries, and affiliates, and their respective officers, agents, directors, employees and licensees harmless from all liabilities, costs, claims and expenses (including, without limitation, reasonable attorney's fees) arising in connection with any such *** and *** arising from the exploitation of the Qualified Pictures in the non-BV Territory, in connection with the SEG Rights and with respect to the U.S. Network Television Rights (but with respect to U.S. Network Television Rights, only to the extent that such liabilities or claim arises from inaccurate or incomplete information provided by SEG to BV).

Prior to the point, if ever, at which "Overages" (as defined in Paragraph 5.1.e. above) first become payable by BV to SEG in connection with the applicable Qualified Picture, BV shall be responsible for BV's allocable share, based on BV's exploitation of the applicable Qualified Picture in the BV Territory, of Pre-Approved Pre-Start Point #3 *** (i.e., with respect to Defined Receipts arising from BV's exercise of the Granted Rights in the BV Territory) and BV's allocable Share (as defined below), based on BV's exploitation of the Granted Rights for the applicable Qualified Picture in the BV Territory, of all customary guild *** obligations, subject in both instances to BV's right to recoup the same as provided in Paragraph 5.2.b. and 5.2.c. above. To the extent that any *** and/or Other Pre-Start Point #3 *** in excess of the ***% limitation (as referred to in Paragraph *** above) are granted ("Excess Pre-Start Point #3 ***"), BV will not be responsible (and SEG will be solely responsible) for such Excess Pre-Start Point #3 ***. Notwithstanding the immediately prior sentence, BV shall be responsible for its allocable share, based on BV's exploitation of the Granted Rights in the applicable Qualified Picture in the BV Territory, of any Excess Pre-Start Point #3 *** which are initially granted to such *** by BV and are payable in connection with the Pictures described in Paragraphs 6.1, 6.2, and 6.4 below; referred to herein as the "BV Granted Excess Pre-Start Point #3 ***" (subject to BV's right to recoup the same as provided in Paragraph 5.2.b and 5.2.c. above). BV's "Allocable Share" shall initially be ***% (i.e., based on the ***), but such share shall be adjusted on a cumulative basis upward or downward based on the percentage which the defined receipts for the Granted Rights for such Qualified Picture from the BV Territory bears to the worldwide defined receipts for such Qualified Picture. Notwithstanding the other provisions of this Paragraph 5.3, the allocation of responsibility for the payment of *** in connection with "Hitchhiker's Guide to the Universe" shall be as set forth in Paragraph 6.3 below. With respect to ***, to the extent that any fixed compensation to the applicable *** is applicable against such *** contingent compensation, BV shall enjoy the pro rata benefit of such "earn out" for purposes of computing BV's share of such ***; provided, that such pro rata benefit shall be subject to upward adjustment (the "Earn Out Adjustment"), retroactively, from and after the point that it can be demonstrated that the percentage of the worldwide defined receipts from the Qualified Picture represented by the Defined Receipts from BV's Granted Rights rights ***. By way of clarification and confirmation, the parties understand and agree that, in connection with each Qualified Picture (excluding the Picture described in Paragraph 6.3 below): (i) BV's responsibility for Pre-Approved Pre-Start Point #3 ***




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(and, if applicable, for BV Granted Excess Pre-Start Point #3 ***) in connection with such Qualified Picture will cease to apply (on a prospective basis) at the point, if ever, at which "Overages" (as defined in Paragraph 5.2.e. above) first become payable by BV to SEG in connection with such Qualified Picture; and (ii) any other ***, *** in connection with such Qualified Picture in "Adjusted Defined Receipts" that are payable after the point, if ever, at which "Overages" (as defined in Paragraph 5.1.e. above) first become payable by BV to SEG in connection with such Qualified Picture (including, without limitation, any "Defined Contingent Proceeds"
***) shall be SEG's responsibility. As used herein (including, without limitation, in Paragraph 5.1.b. above), the term "Approved Pre-Start Point #3 ***" shall mean the Pre-Approved Pre-Start Point #3
***, the BV Granted Excess Pre-Start Point #3 *** and any other ***, and/or Other Pre-Start Point #3 *** that BV agrees in writing to bear upon SEG's request (it being understood that BV has no obligation to agree to bear any such other *** and/or Other Pre-Start Point #3 ***).

5.4. Definitions. "Defined Receipts" and "Distribution Costs" will be defined in accordance with BV's definitions of "Defined Receipts" and "Distribution Costs" respectively, in Paragraphs II. and IV., respectively, of BV's Exhibit "***" and the *** thereto (each being attached hereto and incorporated herein by this reference) with the following modifications and subject to the provisions of Paragraph 5.5 below: (i) "Defined Receipts" with respect to home video, which shall be applied pursuant to Paragraph 5.2 above, shall be defined as set forth on Schedule "C" to Exhibit "***", provided that the reference to "***%" shall be changed to "***%", and "Distribution Costs" with respect to home video shall be as defined in Schedule "I-IV' to BV's Exhibit "***"; (ii) to the extent that the Granted Rights include any "new" media the proceeds of which are not covered by BV's definition of "Film Rental", revenues derived therefrom by BV will be included in Defined Receipts in the manner that BV customarily includes such "new" media revenue in accounting to "owners" of motion pictures for which BV is acting as a distributor; and (iii) the per-Qualified Picture amount of the ***% surcharge set forth in Paragraph IV.A of Exhibit "***" shall be "capped" at $*** per Picture; provided, however, that at such point, if ever, as "Overages" are payable to SEG pursuant to Paragraph 5.2.e. on a particular Qualified Picture, SEG shall be *** (in the form of a ***) equal to $*** of the amounts theretofore recouped by BV pursuant to Paragraph IV.A of Exhibit "***" (as modified by clause (iii) of this Paragraph 5.4). The following definitions shall apply to this Agreement unless otherwise specifically noted herein:

a. Adjusted Defined Receipts. "Adjusted Defined Receipts" as referred to herein shall be defined, computed, accounted for and paid in accordance with BV's *** (and ***) attached hereto and incorporated herein by reference, as the Defined Receipts under Paragraph *** thereof (subject to the exclusions in Paragraph *** thereof) less the deductions in Paragraph *** thereof, but substituting theatrical reissue costs in place of the costs set forth in Paragraph *** relating to ***.

b. Start Point #3. "Start Point #3" as referred to herein shall be defined as the end of the accounting period in which Defined Receipts (as defined in BV's Exhibit ***, and as modified by the *** and by the provisions set forth above in this Paragraph ***) first equal (if ever) the aggregate of the following:

(i) An *** Distribution Fee (as defined in Exhibit ***) of all Defined Receipts in the amount of ***%;

(ii) all *** as set forth in Paragraph *** of Exhibit ***;




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(iii) *** as set forth in Paragraph *** of Exhibit ***;

(iv) *** as set forth in Paragraph *** of Exhibit ***"; and

(v) The *** as set forth in Paragraph ***of Exhibit ***

c. *** Start Point. "*** Start Point" as referred to herein shall be defined as the end of the accounting period in which *** (as defined in Paragraph *** below) are first achieved, if ever.

d. Defined Contingent Proceeds. "Defined Contingent Proceeds" as referred to herein shall be defined, computed, and accounted in accordance with BV's Exhibit *** [which includes among its provisions a ***% *** on the "***" (as defined in BV's Exhibit ***), plus charges for any *** used in accordance with BV's then-current rate card] (and *** thereto) which is incorporated herein in its entirety by this reference.

5.5. Accountings to SEG. With respect to the allocation of receipts set forth in Paragraph 5.2 above, SEG will be accounted to in the manner provided in BV's Exhibits "***" and "***", subject to the modifications noted in the *** attached thereto and incorporated herein by this reference, to the ex-tent applicable, and further subject to the modifications noted in clauses *** of Paragraph *** above and to the following further modifications: (a) with respect to each Qualified Picture, SEG will be accounted to on a *** basis for the *** following the release of the applicable Qualified Picture and *** thereafter (provided that BV shall not be required to render a *** statement on a particular Qualified Picture for, and shall instead thereafter render a *** statement for, the *** that encompasses any *** in which no amounts are owing by BV to SEG in connection with such Qualified Picture; (b) with respect to each Qualified Picture, accounting statements, with payments (if applicable), will be issued within *** days after the end of the relevant accounting period for accounting periods occurring within the *** following release, within *** after the end of the relevant accounting period for accounting periods occurring within the *** and within *** after the end of the relevant accounting period for accounting periods occurring more than *** release, it being understood that any information which SEG provides to BV later than *** after the end or a particular accounting period for which BV has *** to render a statement (or *** with respect to an accounting period for which BV has *** to render a statement, or *** with respect to an accounting period for which BV has-*** to render a statement) shall be accounted by BV on the next accounting period; (c) all "package" allocations shall be determined on a fair and reasonable basis, consistent with allocations made by BV with respect to similar motion pictures, ***, etc.; (d) in computing Distribution Costs, ***, ***, ***and the like will be ***to such costs (it being understood that SEG's right to audit those matters relating to BV's agreement with its ***will be subject to the provisions set forth below); (e) in connection with the calculations included in the accounting statement relating to a given accounting period, commencing *** after initial release of a particular Qualified Picture, BV may only retain "reserves" for Distribution Costs for such Qualified Picture that are evidenced by an invoice or other appropriate documentation and are payable within *** after the end of the applicable accounting period to which such accounting statement relates or, in the case of guild residuals, that are payable within *** after the end of the applicable accounting period to which such accounting statement relates; and (f) all licenses and other dealings with BV affiliates will be on a fair and reasonable basis, consistent with the terms and conditions applicable to dealings between such parties involving similar motion pictures, subject to Paragraph 20.7 below. SEG acknowledges that it will not have the right to directly audit the ***or the ***extended under BV's ***with its ***(currently, ***,




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

and hereafter referred to as the "***"), although SEG will have the right to require that BV furnish SEG, on a ***, with a statement, for SEG's benefit, from BV's big-five accounting firm (currently Price Waterhouse) that the ***-related information contained on an)' accounting statements provided by BV for all Qualified Pictures during the applicable year, is accurate. *** and *** from the BV International Territory and the Domestic Territory shall be *** on a ***; provided that there shall be no *** between Qualified Pictures.

6.      ADDITIONAL PICTURES

6.1. UNTITLED MICHAEL MANN PROJECT.

BV shall produce the Untitled Michael Mann Picture ("Untitled Michael Mann Picture") and SEG shall purchase from BV the SEG Rights to the Untitled Michael Mann Picture (including, without limitation, the copyright to the picture and underlying material) except for the Granted Rights in the BV Territory and worldwide Theme Park Rights, which rights are reserved by BV, by payment to BV of an amount equal to *** percent (***%) of the aggregate of the following (the "MM Purchase Price"): (a) the lesser of (i) the *** of $*** (inclusive of *** *** ***), plus a $*** on ***, or (ii) *** (inclusive of ***); plus (b)***, at
***, on all but $*** of the applicable amounts set forth in (a); plus (c) SEG's Producer Fees (***) and the SEG Overhead (***), subject to the cap on SEG Overhead set forth in Paragraph 3.5 above. The MM Purchase Price is payable by SEG to BV upon "delivery'" of the Picture to SEG. As between BV and SEG, BV shall be responsible for over-Budget costs beyond the contingency incurred in connection with the production of the Untitled Michael Mann Picture. Untitled Michael Mann Picture will constitute a "Qualified Picture" hereunder and will be subject to the terms of this Agreement applicable to" Qualified Pictures", except as otherwise provided in this Agreement. In other words, BV shall retain the Granted Rights in the Untitled Michael Mann Picture in the BV Territory for the Distribution Period, it being understood that the Untitled Michael Mann Picture is a "Studio Picture" for purposes of this Agreement, the BV Picture Contribution shall be an amount equal to ***% of the aggregate of (a), (b), and
(c) above, and BV shall account to SEG with respect to BV's exploitation of BV's retained Granted Rights in the manner provided in Paragraph 5.2 above. BV shall have all approvals and controls with respect to the development and production of the Untitled Michael Mann Picture. SEG understands that Michael Mann has certain *** and *** rights relating to international versions of the Untitled Michael Mann Picture and agrees to inform its applicable licensees of such requirements and shall comply with such terms. Notwithstanding the foregoing, BV will have the right to elect not to deliver the Untitled Michael Mann Picture to SEG and not have such Picture be considered a Qualified Picture hereunder if in BV's sole discretion exigencies so require at any time until March 31, 1999. If the Untitled Michael Mann Picture is ultimately a Qualified Picture hereunder, SEG will be accorded a "presentation" credit (as provided in Paragraph 4.8 above), but will not be accorded a "production" credit. Barber and Birnbaum have been advised that Michael Mann has approval over all "producer-type" credits for Untitled Michael Mann Picture and that their ability to receive "Executive Producer" credit in connection with the Picture will require the consent of Michael Mann.

6.2. SIXTH SENSE. Pursuant to the Quitclaim Agreement, BV quitclaimed to SEG the copyright to the underlying rights to the motion picture currently entitled "Sixth Sense", while BV retained the motion picture production and distribution rights to "Sixth Sense". BV will finance and produce "Sixth Sense", and SEG shall acquire distribution rights to "Sixth Sense" (except Theme Park




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Rights) in the non-BV Territory by payment to BV of an amount equal to *** percent (***%) of the aggregate of the following (the "Sixth Sense Purchase Price"): (a) the lesser of (i) budgeted direct production costs of $*** (inclusive of ***), plus a $*** contingency on the budgeted direct costs, or
(ii) the actual direct production costs (inclusive of ***); plus (b) interest, at ***, on all but $*** of the amounts set forth in (a); plus (c) SEG's Producer Fees (***) and SEG Overhead (***), subject to the cap on SEG Overhead set forth in Paragraph 3.5 above. The Sixth Sense Purchase Price is payable by SEG to BV upon "delivery" ***(and SEG will be entitled to deduct from its payment the amount of $*** representing the allocable portion of the amounts theretofore paid by SEG for the "Sixth Sense" project pursuant to the Quitclaim Agreement, plus interest at *** (to the extent that interest at *** on such "purchase price" was otherwise included in the interest described in clause (b) above). As between BV and SEG, BV shall be responsible for over-Budget costs beyond the contingency for "Sixth Sense". BV shall have all approvals and controls with respect to the development and production of "Sixth Sense". "Sixth Sense" will constitute a "Qualified Picture" hereunder and will be subject to the terms of this agreement applicable to "Qualified Pictures", except as otherwise provided in this agreement. In other words, BV shall retain the Granted Rights in "Sixth Sense" in the BV Territory for the Distribution Period, it being understood that "Sixth Sense" is a "Studio Picture" for purposes of this Agreement, and the BV Picture Contribution shall be an amount equal to ***% of the aggregate of (a),
(b), and (c) above, and BV shall account to SEG with respect to BV's exploitation of BV's retained Granted Rights in the manner provided in Paragraph
5.2 above. In connection with this Picture, SEG will be accorded a "presentation" credit (as provided in Paragraph 4.8 above), but will not be accorded a "production" credit. Barber and Birnbaum have been advised that there are existing third party contractual commitments affecting their ability to receive "Executive Producer" credit in connection with this Picture and that their ability to receive "Executive Producer" credit will require the consent of one or more third parties.

6.3.    HITCHHIKER'S GUIDE TO THE GALAXY

a. Rights, Financing. Notwithstanding the fact that the motion picture presently entitled "The Hitchhiker's Guide to the Galaxy" (the "Hitchhiker Picture") is not a "Qualified Picture", the provisions of Paragraphs 3.4, 5.4, 5.5, 12, 13, 15, 16, 19, and 20 of this Agreement shall apply to the Hitchhiker Picture. BV will own the copyright to the Hitchhiker Picture and will own and control all rights of distribution and exploitation, provided however that SEG shall purchase distribution rights to the Hitchhiker Picture from BV (excluding any ancillary distribution rights, including without limitation, merchandising, publishing, music publishing and soundtrack recordings rights, which shall all be retained by BV) for SEG's "output" territories as of the time that BV sets a start date for commencement of principal photography of the Hitchhiker Picture, as well as the right to distribute the Hitchhiker Picture on airlines and ships flying the Italian flag (the "SEG Hitchhiker Rights") with the balance of the worldwide rights reserved by BV and being referred to herein as the "BV Hitchhiker Rights," excluding only the SEG Hitchhiker Rights but specifically including in the BV Hitchhiker Rights, without limitation, worldwide ancillary distribution rights). As consideration for SEG acquiring the SEG Hitchhiker. Rights, SEG will pay BV (the "SEG Contribution") an amount equal to that portion of the *** of the Hitchhiker Picture which corresponds to the *** paid by SEG's "output" partners, and will be entitled to retain any *** from the exercise of the SEG Rights. BV shall have all approvals and controls with respect to the *** and *** of the Hitchhiker Picture, it being understood that Barber/Birnbaum shall have the customary *** accorded to producers of their stature. The budget for the Hitchhiker Picture will include the *** and ***, and all *** (other than the ***) will be paid by BV.




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

b. SEG Producing Compensation. Subject to the provisions of Paragraph 6.3.d. below, SEG will provide the producing services of Birnbaum and Barber (in accordance with the provisions of Paragraph 3.4 above and in accordance with BV's Standard Terms and Conditions for a Producer/Loanout) as producers-for-hire to render all services customarily rendered by a producer in the motion picture industry. Provided that Barber and Birnbaum render all such producing services and are not in breach or default of a material term or condition hereof relating to the Hitchhiker Picture (subject to the provisions of Paragraph 20.3 below), SEG shall be entitled to the following:

(1) Fixed Compensation.

A fixed producer fee of $*** (the "Hitchhiker Producer Fee"), which will be included in the Budget and as part of the *** for the Hitchhiker Picture, and which shall be *** and ***(but only on *** basis, such *** to equal the "***" *** provided in Paragraph *** below that applies to *** payment obligations) from any *** which may become payable pursuant to Paragraph *** and *** below. The Hitchhiker Producer Fee shall be payable as follows:

(i) ***% in equal *** installments over the *** immediately preceding principal photography of the Hitchhiker Picture;

(ii) ***% in equal weekly installments over the *** of the Hitchhiker Picture;

(iii) ***% upon *** and ***; and

(iv) ***% upon *** to BV.

(2) Contingent Compensation. The Hitchhiker Producer Fee will be deemed *** and shall be *** and *** ***(but only on ***basis, such *** to equal the *** provided in Paragraph *** below that applies to *** payment obligations) against an amount equal to ***% *** from BV's exploitation of the BV Hitchhiker Rights, *** to ***% at "Start Point #1" (computed with a ***% ***), *** to ***% at "Start Point #4" (computed with a ***% fee), *** to ***% at "Start Point #5" (computed with a ***% fee), and *** to ***% at *** Start Point (defined as the point in time when Defined Contingent Proceeds are payable, if ever); provided, that SEG's aforesaid ***% and ***% participation percentages shall be ***, to a *** of ***%. For purposes of calculating SEG's foregoing participation, it is understood that "Defined Receipts" will be limited to the "Defined Receipts" arising from the exploitation of the BV Hitchhiker Rights.

(3) Contingent Bonuses. A contingent bonus in the amount of $*** at such times, if ever, that the Defined Receipts for the BV Hitchhiker Rights achieves "Start Point # 1" (computed with a ***% fee), "Start Point #2" (computed with a ***% fee), "Start Point #3" (computed with a ***% fee), "Start Point #4" (computed with a ***% fee), "Start Point #5" (computed with a ***% fee), and at ***Start Point (i.e., to a *** of $*** if such Defined Receipts achieve *** Start Point).

(4) Overbudget Excess Recoupment. Notwithstanding the provisions of Paragraphs 6.3.b.(2) above, in the event that the "Direct Cost" (which for purposes of this Agreement shall be deemed to mean *** Cost [as defined in Paragraph V. of Exhibit "***" but excluding *** as set forth in Paragraph V.C: of Exhibit "***" and *** as set forth in Paragraph V.B. of




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Exhibit "***"] of the Hitchhiker Picture) of the Hitchhiker Picture exceeds the applicable BV-approved Budget for the Hitchhiker Picture by either of the following (whichever is smaller): (a) ***% of the below-the-line portion of the Budget, or (b) $*** (both excluding excess costs incurred due to a "Permitted Overage" as defined below) (the amount in excess of ***% of the *** Budget, or $*** , plus the *** is referred to herein as the "Excess Direct Cost"), then an amount (the "Overbudget Excess Amount") equal to ***% of such Excess Direct Cost shall be offset against and recoupable by BV from ***% of the Contingent Compensation otherwise payable to SEG pursuant to Paragraph 6.3.b(2) above and 6.3.b.(5); provided, however, that at such time (if ever) that the Defined Receipts from the BV Hitchhiker Rights achieves Start Point #2 (with a ***% Distribution Fee), then an amount *** such Overbudget Excess Amount actually *** from the Contingent Compensation otherwise payable to SEG pursuant to Paragraph 6.3.b(2) and 6.3.b.(5) shall become payable to SEG out of ***% of the Adjusted Defined Receipts (if any) from the BV Hitchhiker Rights in excess of and accruing after Start Point #2 (with a ***% Distribution Fee), if ever. Notwithstanding anything to the contrary in this Paragraph 6.3.b(4), ***% of the Contingent Compensation otherwise payable to SEG pursuant to Paragraph 6.3.b(2) and 6.3.b.(5) shall not become payable to SEG under this Paragraph 6.3.b(4) until such time (if ever) that BV has recouped said Overbudget Excess Amount in full from such ***% portion. Notwithstanding the foregoing, BV and SEG acknowledge that although the Contingent Compensation otherwise payable to SEG pursuant to Paragraph 6.3.b(2) and 6.3.b.(5) may be offset by BV and used to recoup the Overbudget Excess Amount for the Hitchhiker Picture, BV may recoup the Overbudget Excess Amount only once for such Hitchhiker Picture (and SEG may recoup the Overbudget Excess Amount at Overbudget Start Point only once for the Hitchhiker Picture). As used in this Agreement, the term "Permitted Overages" shall mean costs incurred as a result of events of force majeure, changes approved in writing by a BV Business Affairs executive, losses sustained by BV to the extent BV is reimbursed from net insurance recoveries, retroactive increases to union scale personnel after approval of the BV-approved Budget which could not have been reasonably anticipated by Artist, costs incurred due to laboratory failures or delays not caused by Artist (but only if the selection of such laboratory was approved in writing by a Business Affairs executive of
BV), costs incurred as a result of film stock increases which could not be reasonably anticipated by Artist, and "Eligible Third Party Breaches", as that term is defined below. "Eligible Third Party Breaches" shall be determined as follows: In the event of any third party breach or anticipated breach which does or might increase the *** of the Hitchhiker Picture or cause an *** in the *** or ***, Artist shall: (i) immediately report such breach or anticipated breach to a production executive and a *** and shall advise BV of any relevant background information and Artist's proposal for resolving the situation, and
(ii) use best efforts to resolve the situation and to mitigate any costs, losses or delays arising from such breach consistent with any directions received from an authorized executive of BV; provided, however, that Artist shall not be entitled to *** without the prior written consent of a Business Affairs executive of BV and shall in no event cause *** or other ***of *** or the ***. Provided that Artist complies with the foregoing and provided that Artist has not caused the *** and at all times during the production of the Hitchhiker Picture Artist has ensured that he has been kept informed of events occurring in connection with the production and post-production of the Hitchhiker Picture such that Artist has become aware of any third party breach or anticipated breach at the earliest possible opportunity, then such breach shall be deemed to be an "Eligible Third Party Breach".




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(5) Ancillary Compensation on the Hitchhiker Picture.

SEG's contingent compensation for the Hitchhiker Picture (which the sums payable pursuant to Paragraph 6.3.b.(1) shall be an advance against and deductible from and fully credited against) shall include the following:

(a) ***. At such time (if ever) that Defined Receipts (if any) of the Hitchhiker Picture achieve Start Point #4 (with a ***% Distribution Fee) then in lieu of including the amounts set forth in *** of *** to *** in the Defined Receipts (if any) of the Hitchhiker Picture, SEG shall be entitled to receive an amount equal to ***% of such *** (if any) which shall accrue and become payable *** from *** of ***. SEG's applicable participation in *** shall be recalculated for each accounting period after Start Point #4 (with a ***% Distribution Fee, as applicable) is achieved (if ever) and shall be disgorged and payable to SEG subject to and accordance with Paragraph ***below, provided, however, that any *** accruing to SEG by virtue of SEG's applicable *** pursuant to Paragraph *** above prior to Start Point #4 shall be credited against and deducted from *** payable to SEG pursuant to this Paragraph ***.

(b) ***. At such time (if ever) that Defined Receipts (if any) of the Hitchhiker Picture achieve Start Point #3 (with a ***% Distribution Fee), then in lieu of including the amounts set forth in Paragraph *** of Schedule *** to Exhibit *** in the Defined Receipts (if any) of the Hitchhiker Picture, SEG shall be entitled to receive an amount equal to ***% of such *** (if any) which shall accrue and become payable *** from *** of ***. SEG's applicable participation in *** shall be recalculated for each accounting period after Start Point #3 (with a ***% Distribution Fee, as applicable) is achieved (if ever) and shall be disgorged and payable to SEG subject to and in accordance with Paragraph *** below; provided, however, that any *** accruing to SEG by virtue of SEG's applicable *** pursuant to Paragraph 6.3.b.(2) above prior to Start Point #3 shall be credited against and deducted from *** payable to SEG pursuant to this Paragraph ***

(c) ***. At such time (if ever) that Defined Receipts (if any) of the Hitchhiker Picture reach Start Point #4 (with a ***% Distribution Fee), then in lieu of including the amounts set forth in *** to *** in the Defined Receipts (if any) of the Hitchhiker Picture, SEG shall be entitled to receive an amount equal to ***% of such *** (if any) which shall accrue and become payable *** from ***. SEG's applicable participation in *** shall be recalculated for each accounting period after Start Point #4 (with a ***% Distribution Fee, as applicable) is achieved (if ever) and shall be disgorged and payable to SEG subject to and in accordance with Paragraph *** below; provided, however, that any *** accruing to SEG by virtue of SEG's applicable *** pursuant to




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     *** above prior to Start Point #4 shall be credited against and deducted from *** payable to SEG pursuant to this ***.

(d) Disgorgement. To the extent (if any) that the ***, *** and/or *** (collectively, the "Net Ancillary Income") is recalculated, disgorged and/or payable to SEG pursuant to Paragraphs 6.3.b.(5)(a), 6.3.b.(5)(b), and 6.3.b.(5)(c), above, such recalculation, disgorgement and/or payment shall be subject to the following:

(1) Net Ancillary Income shall be payable to SEG only to the extent *** (if any), other than the Net Ancillary Income (but including amounts set forth in *** and *** of *** to *** and in *** to ***), for the applicable accounting period exceed Start Point #4 (or for ***, Start Point #3);

(2) For each accounting period, if ***, other than the Net Ancillary Income (but including amounts set forth in ***and *** of *** to *** and in *** to ***), do not equal or exceed Start Point #4 (or for ***, Start Point #3), then *** excluding the Net Ancillary Income shall be combined with that portion of the Net Ancillary. Income necessary to reach Start Point g4 (or for ***, Start Point #3), with any excess Net Ancillary Income payable to SEG pursuant to Paragraphs 6.3.b.(5)(a), 6.3.b.(5)(b), and/or 6.3.b.(5)(c), as applicable, and Paragraph 6.3.b.(5)(d) above, provided that amounts from each separate source of Net Ancillary Income (i.e., ***, ***, ***) shall be utilized to reach Start Point #4 ( or for ***, Start Point #3) in the same proportion that the total ***, *** and ***, respectively, bear to the total amount of Net Ancillary Income.

(3) For each accounting period, if ***, other than the Net Ancillary Income, equal or exceed Start Point #4 (with a ***% Distribution Fee for *** and *** and ***% for ***, as applicable), then the ***, *** and/or ***, as applicable, shall be recalculated, disgorged and payable to SEG in accordance with Paragraphs 6.3.b.(5)(a), 6.3.b.(5)(b), and/or 6.3.b.(5)(c), as applicable.

(6) Definitions. The following definitions shall apply to the Hitchhiker
Picture:

(a) Adjusted Defined Receipts. "Adjusted Defined Receipts" as referred to herein shall be defined, computed, accounted for and paid in accordance with BV's ***: (and *** thereto) attached hereto and incorporated herein by reference, as the *** under Paragraph I.A thereof (subject to the exclusions in Paragraph I.B thereof) from the BV Hitchhiker Rights less the deductions in Paragraph I.C thereof, but substituting *** in place of the costs set forth in *** relating to ***.

(b) Start Point. "Start Point" as referred to herein shall be defined as the end of the accounting period in which Defined Receipts (as defined in BV's *** and as modified by the *** thereto) from the BV Hitchhiker Rights first equal (if ever) the aggregate of the following:

(i) An "***" *** (as defined in Exhibit "***" and as modified by the *** thereto) of all Defined Receipts in the applicable amounts set forth below:




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(a.) Start Point #1: ***% fee

(b.) Start Point #2: ***% fee

(c.) Start Point #3: ***% fee

(d.) Start Point #4: ***% fee

(e.) Start Point #5: ***% fee

(ii) all *** with respect to the BV Hitchhiker Rights as set forth in *** *** and as modified by the *** thereto;

(iii) *** as set forth in *** of *** and as modified by the *** thereto, it being understood that such *** shall cease to *** commencing at the *** in which the applicable Start Point is achieved;

(iv) *** as set forth in Paragraph V.B of Exhibit "***" and as modified by the *** thereto; and

(v) The *** (less the ***) as set forth in *** of *** and as modified by the *** thereto, but not including the *** participations which SEG pays pursuant to subparagraph (7) below.

(c) *** Start Point. "*** Start Point" as referred to herein shall be defined as ***of the *** in which "***" (as defined in Paragraph 6.3.b.(6)(d) below) from the BV Hitchhiker Rights are ***, ***.

(d) Defined Contingent Proceeds. "Defined Contingent Proceeds" as referred to herein shall be defined, computed, and accounted in accordance with BV's *** [which includes among its provisions a ***% *** on the "***" (as defined in BV's ***), plus charges for any *** used in accordance with BV's then current rate card] (and *** thereto) which is incorporated herein in its entirety by this reference.

(e) ***. "***" as used herein shall mean the revenues BV receives from the exercise of *** and *** *** rights as set forth in Paragraph 2 of Schedule "B" to Exhibit "***"; provided, however, that BV shall first retain a *** percent (***%) *** on all such *** and shall thereafter deduct the costs and *** set forth in said *** of ***.

(f) ***. "***" as used herein shall mean all revenues received by or credited to BV's account in the United States from the worldwide exploitation of the *** of the Hitchhiker Picture (if any) as set forth in the applicable soundtrack album agreement for the Hitchhiker Picture, provided, however, that BV shall first retain a *** percent (***%) administration fee on all




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

     such revenues and shall thereafter deduct the following costs and third party royalties:

(i) A sum equivalent to the *** (including any ***, *** and/or *** all *** and/or *** with respect to the *** contained in the *** and/or the Hitchhiker Picture, including, without limitation, *** and/or ***to ***, ***, ***, ***, ***, ***, etc.;

(ii) A sum equivalent to all *** to the extent such artwork costs are paid by or charged to BV, *** and ***, ***, ***, ***, etc. attributable to the *** and/or *** of the *** embodied on the soundtrack albums for the Hitchhiker Picture, but only for album purposes (as opposed to ***, ***, etc. attributable to the *** and/or *** of music for inclusion in the soundtrack of the Hitchhiker Picture which shall be included in the ***) to the extent such album costs and fees have actually been incurred directly or indirectly by BV (as between BV and SEG, BV shall pay such costs and fees to the extent such costs have been incurred or specifically approved by BV);

(iii) Any *** or related expenses incurred by BV: For outside *** engaged at BV's election to *** and/or *** the applicable soundtrack album agreement; in *** or *** BV's ***, ***and *** with respect to soundtrack albums and/or any master recordings recorded/acquired for the Hitchhiker Picture and/or soundtrack albums; and/or in connection with any *** pertaining to the soundtrack albums for the Hitchhiker Picture; and

(iv) In the event the record company pays BV any ***, a reasonable reserve shall be applied towards (i) *** payable prior to the *** of the record company advance at the "net" *** and (II)*** incurred by BV in respect of any soundtrack albums and/or in excess of the *** of the music for the Hitchhiker Picture.

(f) ***. "***" as used herein shall be defined as all monies actually received by or credited to BV's account in the United States as "aggregate fees" (as defined in Schedule "A" to Exhibit "***") from the worldwide exploitation of such rights, provided, however, that BV shall first retain a *** percent (***%) *** on all such royalties and shall thereafter deduct the costs and third party royalties set forth in said Schedule "A".

(7) Hitchhiker Picture ***, ***. BV will be responsible for participations and residuals required to be paid to third parties on the Hitchhiker Picture; provided, however, that SEG will be responsible for the following:

(i) *** arising from the *** of the ***;

(ii) *** (as defined in Paragraph 3.3 above) accorded to cast members on the Hitchhiker Picture, up to ***% (unless a higher amount is approved by SEG) of *** (to the extent arising from SEG's exercise of the SEG Rights); provided further, that with respect to the *** described in this clause (ii), to the extent that any fixed compensation to the applicable participant is applicable against such *** contingent compensation, SEG shall enjoy the pro rata benefit of such "earn out" for purposes of computing the share of such *** to be borne by SEG (provided, that SEG's "earn out" benefit will be subject to reduction, as and to the extent that BV is entitled to an Earn Out Adjustment under the circumstances described in Paragraph 5.2 above, but




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

with the references in said Paragraph 5.2 to "***%" and to "BV's Granted Rights" being appropriately modified to reflect the distribution rights and funding allocations applicable to the Hitchhiker Picture);

(iii) to the extent that less than ***% of *** on the Hitchhiker Picture have been accorded to cast members, SEG will be responsible for other ***(to cast members or otherwise) in adjusted "Defined Receipts" payable at "Start Point" (as defined in Paragraph 6.3.b.(6)(b) above) with *** or with a *** % (the "Pre-Start Point Cut-Off Point"), to the extent arising from SEG's exercise of the SEG Rights; provided, that at no particular measuring point prior to the Pre-Start Point Cut-Off Point shall the *** percentages applicable to all *** and other pre-Start Point #3 *** for which SEG is responsible exceed ***% in connection with the Hitchhiker Picture;

(iv) a *** of any participation accorded to *** (to the extent that SEG is not otherwise responsible for the same pursuant to the foregoing clauses (ii) and
(iii)); and

(v) a *** of any other *** (excluding (A) those described in the foregoing clauses (ii) and (iii), which shall be SEG's sole responsibility, and (B) any other *** [i.e., any *** other than those described in the foregoing clauses
(ii) and (iii) and other than ***, if applicable] that is payable prior to the Pre-Start Point Cut-Off Point, which shall be BV's sole responsibility unless otherwise approved by SEG).

c. Hitchhiker Picture Credits. In connection with the Hitchhiker Picture, provided that SEG and Artist are not in material breach or default with respect to the Hitchhiker Picture (and subject to the provisions of Paragraph 20.3 below) and subject to BV's standard exclusions and exceptions, SEG will be accorded a "presentation" credit (as provided in Paragraph 4.8 above), SEG (or Barber/Birnbaum) will be accorded a first position "production" credit and Barber/Birnbaum will be accorded first position "Produced by" credit. With the exception of the contractual credit(s) to be accorded to Jay Roach, all other production and "producer-type" credits will require the mutual approval of SEG and BV; provided, that if SEG and BV are unable to agree, BV's decisions will control (subject to SEG and Barber/Birnbaum's right of first position placement); provided further, however, that (x) in no event shall Barber/Birnbaum be required to share the "Produced by" credit with more than one other person (including Jay Roach, if applicable) without the prior consent of SEG, (y) in no event shall SEG (or Barber/Birnbaum) be required to share a production credit with more than one other person or entity (including Jay Roach or an entity controlled by Jay Roach, if applicable) without the prior consent of SEG, and (z) the only person or entity that can be accorded a production credit without the prior consent of SEG (other than Jay Roach or a company controlled by Jay Roach, if applicable, and subject to the limitation set forth in the foregoing clause (y)), shall be any one (but not more than one) of the Hitchhiker Picture's director, the director's producing partner or an entity controlled by either of the foregoing individuals, in each instance, however, conditioned upon the applicable individual having previously been accorded a production credit (individually or on behalf of an entity that he/she controlled) in connection with a "major studio" film. SEG's presentation credit shall also appear in any so-called excluded advertising issued or controlled by BV in which BV's presentation credit appears. SEG's production credit shall appear in the billing block portion of any so-called excluded advertising issued or controlled by BV in which any other production credit appears (and shall be similarly placed with such other production credit, whether in the billing block or otherwise), or in the billing block portion of any excluded advertising issued or controlled by BV in which the director's "film by" credit appears in such billing block (e.g., if such otherwise applicable excluded ad does not have a billing block, Artist shall not be




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

entitled to receive credit unless another producer receives credit.). Birnbaum/Barber's "produced by" credit shall appear in the billing block portion of any so-called excluded advertising issued or controlled by BV in which any other individual producer(s) is accorded credit (and shall be similarly placed with such other individual producer's credit, whether in the billing block or otherwise), and in the billing block portion of any excluded ad issued or controlled by BV if the director is accorded credit in such billing block, if any (e.g., if such otherwise applicable excluded ad does not have a billing block, Artist shall not be entitled to receive credit unless another producer receives credit.) Notwithstanding the foregoing, SEG and Artist shall not be entitled to receive their production or produced by credit in congratulatory, nomination and/or award ads (in which only the individual[s] so honored is accorded credit), special ads, ads specially exempted by Paragraphs 8-203d., 8-203f. and 8-203g. of the DGA Basic Agreement (if the DGA Basic Agreement applies to the Picture), ads announcing a personal appearance, radio ads and the audio portion of teasers, trailers and television ads.

BV's inadvertent failure to accord credit in accordance with the terms of this Agreement shall not be deemed a breach of this Agreement; provided that upon receipt of written notice from SEG or Artist specifying a material failure to accord SEG or Artist credit properly in accordance with this Agreement, BV shall use reasonable efforts promptly to cure prospectively such material failure with regard to positive prints and/or advertising materials the masters of which are created after the date of such notice.

d. No Obligation to Use. BV is not obligated to develop, produce, distribute, or exploit the Hitchhiker Picture, or, if commenced, to continue the development, production, distribution, or exploitation of the Hitchhiker Picture in any territory. Regardless of whether or not BV elects to develop, produce, distribute and/or exploit the Hitchhiker Picture (or to commence same), BV is not obligated to use the services of Artist hereunder or the results and proceeds thereof in whole or in part, subject to BV's obligation to pay Artist any sums theretofore earned and accrued.

6.4. INSTINCT. BV is currently producing the theatrical motion picture currently entitled "Instinct" ("Instinct"), and SEG shall purchase from BV the SEG Rights to Instinct (including the copyright to the picture and underlying materials) except for the Granted Rights in the BV Territory and worldwide Theme Park Rights, which rights ate reserved by BV, by payment to BV of an amount equal to *** percent (***%) of the aggregate of the following (the "Instinct Purchase Price"): (a) the lesser of (i) the *** of $*** (inclusive of ***), plus a $*** *** on the ***, or (ii) the *** (inclusive of ***); plus (b) ***, at ***, on all but $*** of the applicable amounts set forth in (a); plus (c) SEG's Producer Fees (***) and the SEG Overhead (***), subject to the cap on SEG Overhead set forth in *** above. The Instinct Purchase Price is payable by SEG to BV upon ***. As between BV and SEG, BV shall be responsible for over-Budget costs beyond the contingency incurred in connection with the production. Instinct will constitute a "Qualified Picture" hereunder and will be subject to the terms of this Agreement applicable to" Qualified Pictures", except as otherwise provided in this Agreement, it being understood Instinct is a "Studio Picture" for purposes of this Agreement. In other words, BV shall retain the Granted Rights in Instinct in the BV Territory for the Distribution Period, the BV Picture Contribution shall be an amount equal to ***% of the aggregate of (a), (b), and
(c) above, and BV shall account to SEG with respect to BV's exploitation of BV's retained Granted Rights in the manner provided in Paragraph 5.2 above. BV shall have all approvals and controls with respect to the development and production of Instinct. SEG understands that Jon Turteltaub has certain cutting and approval rights relating to international versions of Instinct and SEG agrees to inform its applicable licensees of such requirements and shall comply with such terms. If Instinct is




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

ultimately a Qualified Picture hereunder, SEG will be accorded a "presentation" credit (as provided in Paragraph 4.8 above), but will not be accorded a "production" credit and Artist shall not receive any producer or executive producer credit.

In addition to BV's Granted Rights in the BV Territory, upon SEG's payment of the Purchase Price to BV, SEG shall grant to BV the following additional rights to Instinct (the "Additional Instinct Rights"): theatrical, non-theatrical (except for airlines and ships) and video exploitation rights for Italy, France (including the Dom-Tom territories), Poland, Germany, Austria and Switzerland (for all languages including German, Italian, French, and English), as well as all advertising, publicity, and allied rights contained in the Granted Rights in these additional territories. SEG agrees that the television and other exploitation of Instinct in these additional territories shall be subject to customary holdbacks and windows. Receipts from the Additional Instinct Rights shall be computed, accounted for and paid in accordance with Paragraph 5 above, and revenue and costs with respect to Instinct from the Additional Instinct Rights shall be cross-collateralized, provided that there shall be no *** between such revenue and costs and those of other Qualified Pictures or BV's revenue and costs in connection with Instinct from the BV International Territory or Domestic Territory. As consideration for SEG's grant of the Additional Instinct Rights, BV shall pay SEG an advance in the amount of $*** , which advance shall be ***, and *** as part of, the *** for Instinct as defined above.

7.      SECURITY INTEREST/COPYRIGHT MORTGAGE

In order to induce BV to enter into this Agreement and to perform its obligations hereunder and in order to secure the completion and Delivery of each Qualified Picture to BV, the continuing exclusive rights and licenses granted to BV hereunder and the right of BV to recoup the Advance and all other monies pursuant to this Agreement paid by BV and the right of BV to retain all amounts derived from the exercise of the rights granted to BV hereunder other than the amounts payable to SEG hereunder, SEG hereby grants and assigns to BV a continuing first priority lien and security interest and mortgage of copyright as set forth in the Security Agreement attached hereto as Exhibit "SA" and incorporated herein by this reference in and to the following (collectively, the "BV Collateral"): (a) BV's Granted Rights in the Qualified Pictures and in the revenues derived from such Granted Rights, and (b) a shared first priority security interest in the film elements, properties, copyrights, contract rights, inventories, accounts and general intangibles relating to the Granted Rights in the Qualified Pictures, to the extent necessary for BV to exercise the Granted Rights in the Qualified Pictures (it being understood that such security interest does not extend to distribution rights in the Qualified Pictures other than the Granted Rights). In addition, for each Qualified Picture hereunder, at BV's request SEG shall sign such Financing Statements and Mortgage of Copyright as BV may require to secure BV's rights hereunder with respect to such particular Qualified Picture, and such other further documents BV may reasonably request to perfect, protect, evidence, renew and/or continue the security interest and copyright mortgage hereby granted and/or to effectuate any of the purposes and intents of this Paragraph 7, including without limitation the signing of appropriate Financing Statements and a Mortgage of Copyright in the form of Exhibit "MC" attached hereto and incorporated herein by this reference. Concurrently with the signature and delivery of this Agreement to BV, SEG shall sign and deliver Exhibit "MC" and sign financing statements and such other documents to effectuate the intent of this Paragraph 7. SEG's signature and delivery to BV of the foregoing is of the essence of this Agreement. If SEG fails to sign any such document promptly on request, SEG hereby appoints BV its irrevocable attorney-in-fact to sign any such document for SEG, which appointment is coupled with an interest and is irrevocable throughout the Distribution Period of BV's Granted Rights in the Qualified Pictures (i.e, in perpetuity). Notwithstanding the foregoing, SEG




------------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

may grant a security interest in a Qualified Picture on customary terms to any financial institution which provides production financing for such Qualified Picture, a completion guarantor providing a completion guarantee for the Qualified Picture, and/or guilds or unions, and solely to the extent necessary, BV's security interest in such Qualified Picture shall be subordinate to any such security interest in such Qualified Picture granted by SEG to any financial institution(s) which provided production financing for such Qualified Picture, completion guarantor, and guild and/or union, and further provided that SEG shall require any such financial institution(s) and completion guarantor to enter into a customary non-disturbance agreement with BV in form and substance satisfactory to BV. If BV elects to cash flow the BV Picture Contribution for a particular Qualified Picture, which it is not required to do, BV's security interest in the BV. Collateral shall be first priority and any financial institution and completion guarantor shall acknowledge that their respective lien(s) and/or security interest(s) in the Qualified Picture, shall at all times be subject to this Agreement and any and all of BV's rights under this Agreement.

8.      REPRESENTATIONS, WARRANTIES AND INDEMNITIES OF SEG

SEG hereby represents, warrants and agrees as follows:

8.1. That SEG is a duly organized limited partnership under applicable law; that it has the sole and exclusive right to enter into and perform this Agreement and grant to BV all of the rights herein granted to BV; that Astra Entertainment Group LLC ("Astra") is the sole general partner of SEG and is a duly organized and validly existing limited liability company under applicable law; that Astra has the power to bind SEG and has taken all necessary action to authorize the execution and delivery of this Agreement; that a valid and binding limited partnership agreement is in effect with respect to SEG; and that the execution, delivery and performance of this Agreement does not and will not violate any provisions of SEG's Certificate of Limited Partnership, or any contract or any other agreement to which SEG is a party.

8.2. That upon Delivery of the Qualified Pictures (except the Pictures set forth in Paragraph 6) to BV: (i) all costs, expenses and charges incurred in connection with the production of the Qualified Pictures will have been paid when due in full by SEG; (ii) other than the security interest and mortgage of copyright in favor of BV, the Granted Rights to the Qualified Pictures will be free of all encumbrances, claims, liens, demands, copyright mortgages or any other interests of any nature whatsoever (excluding only the Permitted Liens and the provisions of Paragraph 4.1.a. above); and (iii) that all of the rights, services, performances, materials, equipment, sound and music (subject only to the rights of performing rights societies, guilds and unions, which obligations shall be timely and fully discharged by SEG) used in and in connection with the Qualified Pictures will have been paid for in full by SEG, other than continuing compensation which shall be paid by SEG as and when same falls due and other than the *** and *** payments expressly assumed by BV pursuant to Paragraph 5.3 above payable for exploitation of the applicable Qualified Picture in the BV Territory.

8.3. That prior to commencement of principal photography (or in the case of an acquisition, as of the date of SEG's acquisition) of the Qualified Pictures (in each case, except the Pictures set forth in Paragraph 6), SEG will have acquired and will be the owner of the completed entire and exclusive (except non-exclusive licenses with respect to pre-existing recordings not created for the Qualified Pictures) silent, sound, synchronized and talking motion picture rights in




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

and to the material upon which the Qualified Pictures is based and the material, including sound, dialogue and musical compositions used therein, titles and texts therein, together with the sole, complete, entire and exclusive distribution rights, including without limitation theatrical, flee and/or pay television, performances, home video, exhibition and reproduction rights in synchronization with recorded sound, dialogue and music (subject only to the rights of performing rights societies and/or other guilds or unions, which obligations shall be timely and fully discharged by SEG), in and to the Qualified Pictures, together with the right to use in publicizing, advertising and exploiting the Qualified Pictures (subject only to the Advertising Use Exception for licensed music), the titles and texts thereof, as well as the right to make synopses and summaries of the material on which the Qualified Pictures is based and that all such rights extend in perpetuity and throughout the universe. SEG warrants that it has the right to use all names and characters in the Qualified Pictures (subject to the Third Party Contractual Restrictions set forth in Paragraph 4.1.a. above) and the right to grant all rights granted to BV hereunder.

8.4. That as of the applicable Delivery Date for each Qualified Picture (except for the Pictures set forth in Paragraph 6 above), SEG shall have complied with all union and guild regulations and/or collective bargaining agreements applicable to the Qualified Pictures so as to enable BV to freely exercise its rights hereunder.

8.5. That, except for the Pictures described in Paragraph 6 above: (i) SEG will own or control all rights in the Qualified Pictures and all literary, dramatic and original musical material contained therein; (ii) neither the Qualified Pictures nor any part thereof nor) ,he exercise by an authorized party of any right granted to BV hereunder will violate or infringe the copyright, trademark, trade name, patent or any literary, dramatic, musical, artistic, personal, private, civil or property right or right of privacy, right of publicity, or any other right of any person, firm or corporation, or constitute unfair competition or defame any person, firm or corporation; (iii) SEG has not entered into, and will not enter into, any agreement which is inconsistent with any of the provisions of this Agreement, and will not exercise any right or take any action or license or authorize any other person to exercise any right or take any action or license which conflicts with or might prejudice or derogate from the rights herein granted to BV; and (iv) each of the Qualified Pictures is unpublished and will be capable of copyright protection.

8.6. That SEG will own prior to Delivery of each Qualified Picture (except for the Pictures set forth in Paragraph 6 above) the right to utilize and synchronize all recorded music as part of the applicable Qualified Picture and trailers thereof (subject to the Advertising Use Exception for licensed music), and with respect to all of such music, has obtained (or will obtain prior to Delivery) a good and valid performing license to permit the performance of such music subject only to clearance (which SEG undertakes to do) with applicable performing rights societies in accordance with their customary practice and payment of their customary fees and SEG has obtained complete buyouts for flat fee for all media (including, without limitation, video cassettes, video discs and computer assisted media) with respect to all such music (subject only to the Advertising Use Exception for licensed music).

8.7. That with respect to all persons appearing in the Qualified Pictures (and subject to Third Party Contractual Restrictions of which SEG timely informs BV in writing), SEG will have the right to issue and authorize publicity concerning all such person and the right to use, reproduce, transmit, broadcast, exploit, publicize and exhibit their names, photographs, likenesses,




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

transcriptions, films and other reproductions thereof in connection with the distribution, exhibition, advertising and exploitation of the Qualified Pictures and, particularly, without limiting the generality of the foregoing, that all still photographs delivered to BV hereunder may be used for such purposes, including, without limitation, commercial tie-ups in connection with the promotion and marketing of the Qualified Pictures.

8.8. That all written and other permission and consents in connection with the Qualified Pictures (except for the Pictures set forth in Paragraph 6 above) will have been obtained by SEG and SEG will comply with all laws concerning rights of privacy and all other laws and regulations whatsoever applicable to the production, exploitation, televising, distribution or exhibition of said Qualified Pictures.

8.9. In connection with the Qualified Pictures (except for the Pictures set forth in Paragraph 6 above), that BV will not be obligated to make any payments to anyone other than as expressly specified in this Agreement in connection with the exercise by BV or its licensees of any rights herein granted including but not limited to any guild rerun, reuse, pension or residual payments of any kind, nature or description.

8.10. In connection with the Qualified Pictures (except for the Pictures set forth in Paragraph (6 above), that BV shall quietly and peacefully enjoy and possess, during the entire period of its exclusive rights hereunder, all of the distribution and other rights herein granted and agreed to be granted to BV.

8.11. That except for the Pictures set forth in Paragraph 6 above, SEG will be granted, with respect to each person rendering any services in connection with the Qualified Pictures [including but not limited to actors, artists, the director, the screenwriter(s), the persons or other entities from whom SEG acquired its rights in the literary material, and all technical personnel] the exclusive irrevocable and perpetual rights to the results and proceeds of such person's services, such persons will have waived any droit moral, rental rights, or similar rights, will have no reversionary rights, and will have no liens, mortgages, or security, interests (other than the Permitted Liens), as applicable, with respect to the Qualified Pictures and all such agreements are fully assignable to BV and its affiliates, provided, however, that SEG's failure to obtain a waiver of droit moral, rental rights, or similar rights from other than key above-the-line and below-the-line personnel (such "key personnel" shall include without limitation all creative personnel and department heads) shall not be a breach of this Agreement.

8.12. SEG agrees to indemnify and hold BV, its parent, subsidiaries, subsidiaries of its parent, affiliates and subdistributors and their respective officers, agents, directors, employees and licensees (collectively, the "BV Indemnitees") harmless from any and all claims, actions or proceedings of any kind and from any and all damages, liabilities, costs and expenses (including reasonable outside legal fees and costs) relating to or arising out of (a) any violation of any of SEG's warranties, representations or agreements or any error or omission in any of the material or information furnished to BV in accordance with this Agreement, or (b) any claim alleging facts which if true would constitute such a violation, provided that BV shall not be entitled to indemnification under clause (b) above with respect to a claim which BV determines, in its sole good faith business judgment, to be a so-called "frivolous" and/or "nuisance" type claim. In connection with any third party claim asserted against BV which is subject to the foregoing




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

indemnification obligation, BV shall provide SEG with timely notice of such third party claim, such notice to be accompanied by a request for written confirmation from SEG that SEG will defend and hold the BV Indemnitees harmless in connection with such third party claim. If SEG timely provides such written confirmation, then SEG may choose counsel to represent BV in such matter, subject to BV's approval with respect to such counsel, not to be unreasonably withheld, and subject to any conflict of interest that exists or may arise with respect to such counsel. If SEG shall fail to timely provide such written confirmation, or if after providing such written confirmation, fails to perform its obligation to defend and hold the BV Indemnitees harmless as set forth above, or if BV determines in its good faith business judgment that SEG is or will be financially unable to do so, BV shall have the right (after good faith consultation with SEG and provided BV acts reasonably and in good faith) to adjust, settle, litigate and take any other action BV deems necessary or desirable for the disposition of any such violation, claim, action or proceeding (subject to the concluding sentence of this Paragraph 8.12); in such event, SEG shall reimburse BV on demand for all amounts paid or incurred by BV, including reasonable outside attorneys' fees and costs, and BV shall have the right to deduct from sums accruing to SEG under this Agreement (excluding any amounts owed as BV Picture Contribution other than the Guarantee, Producer Fees, and SEG Overhead) any amounts which may in BV's good faith opinion be reasonably necessary to satisfy any liability or settlement in connection with such claim or action, as well as a reasonable amount to cover the outside attorneys' fees and costs of contesting or defending such claim or action (such assessment of such amounts and costs to take into account BV's reasonable, good faith estimate of the extent of any applicable insurance coverage and deductibles in connection therewith), and BV shall have the further right to apply the amount withheld to the satisfaction of such liability or settlement. Nothing contained herein shall limit the liability of SEG or the rights of BV in the event that the retained portion of sums otherwise payable to SEG hereunder is insufficient to satisfy any liability, settlement or expenses in connection with such claim. Notwithstanding the foregoing, if BV withholds from sums payable to SEG hereunder an amount in excess of the amount necessary to recoup such losses, liability, cost, expenses, damages, judgments and settlements, including reasonable outside attorneys' fees and court costs, upon final settlement thereof, BV shall remit the balance to SEG, with interest at ***. In no event shall BV have the right to settle or compromise any third party claim to which the foregoing indemnity relates without first seeking the approval of SEG, such approval not to be unreasonably withheld. If SEG does withhold its consent, however, BV may nevertheless settle or compromise such third party claim unless SEG agrees to furnish BV with a guarantee or surety bond in form, substance and amount and by a guarantor or surety all approved by BV, for an amount equal to BV's estimate of payments and costs which may be payable hereunder. If SEG does provide such a guarantee or surety bond, then BV may not settle or compromise the applicable third party claim, and shall not be entitled to withhold sums payable to SEG hereunder by reason of such third party claim for so long as such guarantee or surety bond shall remain effective.

8.13. With respect to the BV Pictures, SEG agrees to indemnify and hold BV and its partners, subsidiaries, and affiliates, and their respective officers, agents, directors, employees and licensees harmless from any and all claims, actions or proceedings of any kind and from any and all damages, liabilities, costs and expenses (including reasonable outside legal fees and costs) relating to or arising out of any claim or action respecting: (i) material supplied to BV by SEG for incorporation into the BV Pictures (as defined in Paragraph 9 below);
(ii) material incorporated into the BV Pictures by Artist or other employees or officers of SEG not acting under BV's direction or control; (iii) actions taken solely by SEG or new elements created or added solely by SEG in




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

connection with the marketing and distribution of the BV Pictures in the SEG Territory, other than to the extent that the liability arises from actions theretofore taken by BV or from the content of the BV Pictures; or (iv) material breach of any of SEG's representations, warranties, or agreements under this Agreement by SEG. The provisions of this Paragraph 8.13 shall not be construed so as to limit or otherwise affect any obligation, representation, warranty or agreement of SEG.

9.      REPRESENTATIONS, WARRANTIES, AND INDEMNITIES OF BV

BV hereby represents, warrants and agrees as follows with respect to the rights licensed to SEG (the "SEG Rights") in the Pictures set forth in Paragraph 6 above (the "BV Pictures"):

9.1. That BV is a duly organized corporation under applicable law; that it has the sole and exclusive right to enter into and perform this Agreement and grant to SEG the SEG Rights in connection with the BV Pictures; that it has taken all necessary action to authorize the execution and delivery of this Agreement; and that the same does not and will not violate any provisions of its articles of incorporation, or any contract or any other agreement to which BV is a party.

9.2. That upon Delivery of the BV Pictures to SEG: (i) all costs, expenses and charges incurred in connection with the production of the BV Pictures will have been paid when due in full by BV; (ii) the SEG Rights to the BV Pictures will be free of all encumbrances, claims, liens, demands, copyright mortgages or any other interests of any nature whatsoever (excluding only Permitted Liens and any restrictions set forth in the applicable provision of Paragraph 6 above); and
(iii) that all of the rights, services, performances, materials, equipment, sound and music (subject only to the rights of performing rights societies, guilds and unions, which obligations shall be timely and fully discharged by BV) used in and in connection with the BV Pictures will have been paid for in full by BV, other than continuing compensation which shall be paid by BV as and when same falls due and other than the *** and *** payments expressly assumed by SEG pursuant to Paragraph 6 above for exploitation of the applicable BV Picture.

9.3. That prior to commencement of principal photography of the BV Pictures, SEG (or an entity affiliated with or controlled by BV) will have acquired and will be the owner of the completed entire and exclusive (except non-exclusive licenses with respect to preexisting recordings not created for the BV Pictures) silent, sound, synchronized and talking motion picture rights in and to the material upon which the BV Pictures is based and the material, including sound, dialogue and musical compositions used therein, titles and texts therein, together with the sole, complete, entire and exclusive distribution rights, including without limitation theatrical, free and/or pay television, performances, home video, exhibition and reproduction rights in synchronization with recorded sound, dialogue and music (subject only to the rights of performing rights societies and/or other guilds or unions, which obligations shall be timely and fully discharged by BV), in and to the BV Pictures, together with the right to use in publicizing, advertising and exploiting the BV Pictures, the titles and texts thereof, as well as the right to make synopses and summaries of the material on which the BV Pictures is based and that all such rights extend in perpetuity and throughout the universe. BV warrants that it has the right to use all names and characters in the BV Pictures (subject to the Third Party Contractual Restrictions set forth in Paragraph 4.1.a. above) and the right to grant all rights granted to SEG hereunder.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

9.4. That as of the applicable Delivery Date for each BV Picture, BV shall have complied with all unon and guild regulations and/or collective bargaining agreements applicable to the BV Pictures so as to enable SEG to freely exercise its rights hereunder.

9.5. That with respect to the BV Pictures: (i) BV will own or control all rights in the BV Pictures and all literary, dramatic and original musical material contained therein; (ii) neither the BV Pictures nor any part thereof nor the exercise by an authorized party of any right granted to SEG hereunder will violate or infringe the copyright, trademark, trade name, patent or any literary, dramatic, musical, artistic, personal, private, civil or property right or right of privacy, right of publicity, or any other right of any person, firm or corporation, or constitute unfair competition or defame any person, firm or corporation; (iii) BV has not entered into, and will not enter into, any agreement which is inconsistent with any of the provisions of this Agreement, and will not exercise any right or take any action or license or authorize any other person to exercise any right or take any action or license which conflicts with or might prejudice or derogate from the rights herein granted to SEG with respect to the BV Pictures; and (iv) each of the BV Pictures is unpublished and will be capable of copyright protection.

9.6. That BV will own prior to Delivery of each BV Picture the right to utilize and synchronize all recorded music as part of the applicable BV Picture and trailers thereof, and with respect to all of such music, has obtained (or will obtain prior to Delivery) a good and valid performing license to permit the performance of such music subject only to clearance (which BV undertakes to do) with applicable performing rights societies in accordance with their customary practice and payment of their customary fees and BV has obtained or will obtain complete buyouts for a flat fee for all media (including, without limitation, video cassettes, video discs and computer assisted media) with respect to all such music.

9.7. That with respect to all persons appearing in the BV Pictures (subject to Third Party Contractual Restrictions of which BV timely informs SEG in writing), BV will have the right to issue and authorize publicity concerning all such persons and the right to use, reproduce, transmit, broadcast, exploit, publicize and exhibit their names, photographs, likenesses, transcriptions, films and other reproductions thereof in connection with the distribution, exhibition, advertising and exploitation of the BV Pictures and, particularly, without limiting the generality of the foregoing, that all still photographs delivered to SEG hereunder may be used for such purposes, including, without limitation, commercial tie-ups in connection with the promotion and marketing of the BV Pictures.

9.8. That all written and other permission and consents in connection with the BV Pictures will have been obtained by BV and BV will comply with all laws concerning rights of privacy and all other laws and regulations whatsoever applicable to the production, exploitation, televising, distribution or exhibition of said BV Pictures.
9.9. In connection with the BV Pictures, that SEG will not be obligated to make any payments to anyone other than as expressly specified in this Agreement in connection with the exercise by SEG or its licensees of any rights herein granted including but not limited to any guild rerun, reuse, pension or residual payments of any kind, nature or description.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

9.10. In connection with the BV Pictures, that SEG shall quietly and peacefully enjoy and possess, during the entire period of its exclusive rights hereunder, all of the distribution and other rights herein granted and agreed to be granted to SEG.

9.11. That BV will be granted, with respect to each person rendering any services in connection with the BV Pictures [including but not limited to actors, artists, the director, the screenwriter(s), the persons or other entities from whom BV acquired its rights in the literary material, and all technical personnel] the exclusive irrevocable and perpetual rights to the results and proceeds of such person's services, such persons will have waived any droit moral, rental rights, or similar rights, will have no reversionary rights, and will have no liens, mortgages, or security interests (other than the Permitted Liens), as applicable, with respect to the BV Pictures and all such agreements are fully assignable.

9.12. BV agrees to indemnify and hold SEG, its partners, subsidiaries, and affiliates, and their respective officers, agents, directors, employees and licensees harmless from any and all claims, actions or proceedings of any kind and from any and all damages, liabilities, costs and expenses (including reasonable outside legal fees and costs) relating to or arising out of (a) any violation of any of BV's warranties, representations or agreements or any error or omission in any of the material or information furnished to SEG in accordance with this Agreement, or (b) any claim alleging facts which if true would constitute such a violation, provided that SEG shall not be entitled to indemnification under clause (b) above with respect to a claim which SEG determines, in its sole good faith business judgment, to be a so-called "frivolous" and/or "nuisance" type claim. If BV shall fail promptly to do so, SEG shall have the right (after good faith consultation with BV and provided SEG acts reasonably and in good faith) to adjust, settle, litigate and take any other action SEG deems necessary or desirable for the disposition of any such violation, claim, action or proceeding. In any such event, BV shall reimburse SEG on demand for all amounts paid or incurred by SEG in connection with the settlement of such claim or action, including reasonable outside attorneys' fees and costs.

9.13. With respect to the Qualified Pictures (as opposed to the BV Pictures), BV agrees to indemnify and hold SEG, its partners, subsidiaries, and affiliates, and its officers, agents, directors, employees and licensees harmless from any and all claims, actions or proceedings of any kind and from any and all damages, liabilities, costs and expenses (including reasonable outside legal fees and costs) relating to or arising out of any claim or action respecting: (i) material supplied to SEG by BV for incorporation into the Qualified Pictures;
(ii) material incorporated into the Qualified Pictures by employees or officers of BV not acting under SEG's direction or control; (iii) actions taken solely by BV or new elements created or added solely by BV in connection with the marketing and distribution of the Qualified Pictures in the BV Territory, other than to the extent that the liability arises from actions theretofore taken by SEG or from the content of the Qualified Pictures; or (iv) material breach of any of BV's representations, warranties, or agreements under this Agreement by BV. The provisions of this Paragraph 9.13 shall not be construed so as to limit or otherwise affect any obligation, representation, warranty or agreement of SEG.

10.     ERRORS AND OMISSIONS INSURANCE

        With respect to each Qualified Picture (except for the BV Pictures), SEG shall obtain and maintain Motion Picture Producers and Distributors Errors and Omissions Insurance and liability




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

insurance in a form acceptable to BV from a qualified insurance company reasonably acceptable to BV (with Fireman's Fund, Lloyd's, and AIG being pre-approved by BV) and naming BV and each and all of the parties indemnified herein under Paragraph 8.12 above, as additional insureds. Such insurance shall be for a *** with respect to any one claim relating to each Qualified Picture, and *** with respect to all claims relating to each Qualified Picture in the aggregate, provided that the policy form allows for defense costs to be outside the aforesaid minimums (but in the event that defense costs are included with the aforesaid minimums, then the policy shall be for a *** with respect to any one claim relating to each Qualified Picture, and *** with respect to all claims relating to each Qualified Picture in the aggregate). The policy, which may be a blanket policy coveting all Qualified Pictures, shall be for an initial period commencing on the date hereof and for each Qualified Picture continuing for a period of not less than three (3) years from the date SEG delivers each Qualified Picture to BV hereunder, together with evidence indicating that the premium for such policy has been paid in full for the full term of such policy, and shall provide for thirty (30) days prior written notice to BV in the event of any revision, modification or cancellation (it being understood that such policy shall include a provision that it may not, to the extent that BV's rights hereunder may be affected, be revised or modified, or cancelled by SEG, without the written consent of BV), and shall provide that it shall be deemed primary insurance and that any insurance obtained by BV shall be excess insurance not subject to exposure until the coverage of SEG's policy shall be exhausted. A certificate of insurance evidencing such coverage shall be delivered to BV not later than three (3) weeks prior to the commencement of principal photography of each Qualified Picture (except for the BV Pictures), and the policy evidencing such coverage shall be delivered by BV upon written request from BV.

11.     TAX CREDITS

The net benefits of any tax credits, subsidies, rebates, and other revenues received by SEG (or credited to its account) in connection with a Qualified Picture which reduce the production costs of such Qualified Picture (including without limitation film production-based tax incentives such as Canada's PSLP Program or labor-based tax credit, United Kingdom sale-leaseback transactions, Australia 10BA financings, and other government or local subsidies) shall be credited against and reduce the budget and production cost of such Qualified Picture for purposes of calculating the BV Picture Contribution pursuant to Paragraph 4.4 above. With respect to the Domestic Territory, BV shall be entitled to ***% of any Investment Tax Credit (if any) pursuant to the Internal Revenue Service Rules and Regulations for each Qualified Picture hereunder. In order to complete delivery, SEG will execute such statement as is necessary for BV to receive the aforesaid Investment Tax Credit (if any).

12.     PREVIEWS/PRESS RELEASES

12.1. Previews. Without limiting the holdbacks set forth in Paragraph 4.3 above, SEG shall not (and SEG shall not authorize any person to) preview or otherwise exhibit the Qualified Pictures or the BV Pictures (or any part thereof) in the BV Territory prior to the initial release of such Picture by BV in such particular territory without the express prior written consent of a Business Affairs executive of BV. Notwithstanding anything to the contrary in this Paragraph 12.1, SEG shall have the right to screen the Qualified Pictures in the BV Territory solely for purposes of sales of rights in the SEG Territory and to SEG's foreign partners; provided that no members of the press are permitted to attend any such screenings (and SEG will undertake best efforts to ensure that press do not attend). SEG shall advise BV in advance of the date(s), place(s) and time(s) of any such sales screenings, and (unless said sales screening is a private screening for a prospective purchaser) representatives from BV




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

shall have the right to attend such sales screenings. With respect to previews of a Qualified Picture in the Domestic Territory, SEG shall have the right of mutual approval regarding the date and location of such previews, provided that BV's decision shall be final. To the extent that the costs of such previews are not covered by the budget or the contingency of the applicable Qualified Picture, BV shall be responsible for the costs of such previews and shall be entitled to recoup such costs as a Distribution Cost pursuant to Paragraph 5.2.b.

12.2. Press Releases. Neither BV or SEG shall make any public announcement nor issue or authorize the issuance of any press release concerning this Agreement or any terms relating thereto without first obtaining the prior approval of the other. With respect to any Property and Qualified Picture, as well as the BV Pictures, SEG shall not, without first obtaining BV's approval, issue any press release or other publicity concerning (i) SEG's acquisition of any Property or Picture which SEG acquires, and/or SEG's initial commissioning of any Property or Picture which SEG commissions, (ii) SEG's development and/or production of any BV-Submitted Property or other Property or Picture which BV gave to SEG, including without limitation the BV Pictures, (iii) the submission, Greenlight Approval, or commencement of principal photography of any Property or Picture,
(iv) the elements of a Property or Picture which are subject to BV's approval hereunder (e.g., director, three lead actors, screenplay, budget), it being understood that post-Delivery publicity by SEG in connection with the release or a Qualified Picture in the non-BV Territory shall not be subject to BV's approval provided such publicity does not interfere with BV's pre-release publicity and marketing of such Qualified Picture in the BV Territory, and (v) the distribution and marketing of the Granted Rights in any Qualified Picture in the BV Territory, it being understood that with respect to the SEG Rights in the Qualified Pictures, SEG shall coordinate with BV regarding publicity relating to the distribution and marketing of such rights in the BV Territory. The initial press release with respect to any Qualified Picture shall be subject to the mutual approval of SEG and BV, provided that if SEG and BV disagree with respect to the content of such press release, BV's decision shall be final and binding.

13.     ENFORCEMENT OF RIGHTS

Notwithstanding anything to the contrary contained in this Agreement, BV may take such action ("Action") as BV deems necessary or desirable in SEG's name and/or in BV's own name, against any person, corporation or any other entity to protect any and all rights and interests acquired or to be acquired by BV hereunder, including without limitation the Granted Rights. SEG will cooperate fully with BV in any controversy which may arise, or litigation which may be brought concerning the Granted Rights. BV shall have the right, in BV's sole and absolute discretion, to employ attorneys and to institute or defend any action or proceedings and to take any other proper steps to protect the right, title and interest of BV in and to the Qualified Pictures and the BV Pictures (and in any portion thereof) including (after good faith consultation with SEG and provided BV acts reasonably and in good faith) settlement, compromise, or other disposition of any claim, demand or action; provided, however, that if SEG's rights hereunder are also affected by an Action to be taken by BV hereunder, BV shall coordinate such Action with SEG, it being understood that BV's decision in such regard shall be final (as and to the extent such decision only affects BV's rights and not SEG's). BV shall be entitled to recoup from the Defined Receipts of the Qualified Pictures and BV Pictures its reasonable costs and expenses (including reasonable third party attorney's fees) paid or incurred in connection with the foregoing; provided, however, that if any collections are effected by compromise or judgment such expenses shall first be deducted from such collections. The remainder of such collections, if any, shall be included in Defined Receipts. Nothing herein contained shall be deemed a limitation or restriction of the indemnity and hold harmless provisions contained in this Agreement,




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

and any recovery by BV with respect to a breach of SEG's indemnity shall not be treated as Defined Receipts hereunder. Nothing contained herein shall be deemed to limit the right of SEG to take steps or initiate actions or proceedings in its own name at its own expense, including without limitation actions for injunctive relief against third parties, to the extent same does not interfere with BV's distribution of the Qualified Pictures, BV Pictures, and/or BV's rights hereunder, and provided that SEG gives BV prior written notice of any such action and affords BV the opportunity to join in any such action at BV's sole cost and expense unless such action is of the nature referred to above.

14.     COPYRIGHTS

SEG represents and warrants that the copyright(s) in the Qualified Pictures (other than the BV Pictures) and in the literary, dramatic and musical material upon which it is based or which is contained therein will be valid and subsisting during the maximum period of copyright in the United States and those countries party to the Universal Copyright Convention, and that SEG will not do or authorize any act or omission which may impair or diminish the validity or duration of such copyright. SEG further represents and warrants that no part of the Qualified Pictures or of and, such literary, dramatic or musical material is or will be in the public domain (except for incidental material and/or true life events which SEG has disclosed to BV at the time of submission to BV for Greenlight Approval) during the maximum period of applicable copyright as a result of any act or omission by SEG. The Qualified Pictures when delivered to BV shall contain a copyright notice in compliance with the Universal Copyright Convention and the Copyright Law of the United States. Prior to delivery of the Qualified Pictures, SEG agrees to secure and register such copyrights in the Qualified Pictures as BV requests with respect to copyrights which are eligible for copyright registration, and upon commencement of principal photography of each Qualified Picture, SEG agrees to secure and register such copyrights in the final screenplay for such Qualified Picture as BV requests with respect to copyrights which are eligible for copyright registration. SEG hereby irrevocably designates BV as its attorney-in-fact to do so if SEG fails to do so promptly following BV's written request therefor, and also designates BV as its attorney-in-fact to take reasonable steps to defend said copyrights against any and all infringements thereof. SEG agrees that the foregoing designations constitute powers coupled with an interest, are irrevocable and may be exercised at BV's sole discretion. BV shall not be liable to SEG for any action or failure to act on behalf of SEG within the scope of authority conferred on BV under this Paragraph 14.

15.     CONFIDENTIALITY/TRADEMARKS

The parties shall not disclose to any third party (except to respective affiliates, partners, employees, legal counsel and accountants) any information with respect to the financial terms and provisions of this Agreement except: (a) to the extent necessary to comply with law, or the valid order of a court of competent jurisdiction, in which event the party making such disclosure shall seek confidential treatment of such information; (b) as part of its normal reporting or review procedure to its parent or affiliated entities, or to its financiers and/or potential general or limited partners, its auditors and its attorneys, provided, however, that such entities, its auditors or attorneys agree to be bound by the provisions of this Paragraph 15; (c) to the extent necessary to account to third party participants; and (d) only after expiration of the Term, to a potential third party purchaser of such company, provided, however, that such entities, its auditors or attorneys agree to be bound by the provisions of this Paragraph 15. SEG agrees not to use the names "The Walt Disney Company," "Disney," "Buena Vista," "Touchstone," "Hollywood Pictures" or any derivative and/or variation of any of the foregoing (e.g., "Disneyland") and/or any pre-existing Disney character, trademark, service mark




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Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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and/or proprietary right (ownership of all of which is reserved to BV and/or its affiliates) for any purpose whatsoever, unless SEG first obtains the prior written approval by an authorized officer of The Walt Disney Company to do so.

16.     PERSONAL SERVICES/TERMINATION

a. If either Barber or Birnbaum (each, a "Principal") die or become disabled, with respect to all Properties, Qualified Pictures, and the Hitchhiker Picture which have not commenced principal photography prior to such death or disability, BV shall have the right (but not the obligation) to either suspend this Agreement (and all obligations to SEG and Artist) or require SEG and the remaining Principal to perform all obligations of SEG and Artist with respect to such Property, Qualified Picture, or BV Picture; with respect to Qualified Pictures which have commenced principal photography but have not been delivered to BV prior to such death or disability, SEG and BV shall each continue to be responsible for all of its obligations hereunder (and each shall continue to be entitled to its rights hereunder) regarding such Qualified Picture and the remaining Principal shall render all services required pursuant to Paragraph 3.4 above, provided, however, that with respect to the Hitchhiker Picture, although SEG shall still be required to pay the SEG Contribution and shall still be entitled to the SEG Hitchhiker Rights in consideration therefor (and shall remain entitled to the "presentation" credit in connection therewith), BV shall have the right to terminate Artist's producing services on the Hitchhiker Picture, and shall have no further obligations to Artist with respect to such producing services other than to pay such portion of Artist's fixed compensation as shall have accrued prior to the date of such termination, and that portion of Artist's contingent compensation pursuant to Paragraphs 6.2.b.(2), (3), and (5) that has "vested", it being understood that such contingent compensation shall vest in the same proportion that the cash compensation earned, payable to (other than by reason of any pay-or-play obligation) and accrued by Artist pursuant to Paragraph 6.2.b.(1), above, prior to the date of such termination bears to the total cash compensation for the Hitchhiker Picture set forth in Paragraph 6.2.b.(1) above. In the event of such death or disability of a Principal, in addition to the foregoing, BV will have a right of approval regarding a replacement (if any); in such instance, BV will provide the remaining Principal with a list of 3 names that BV considers acceptable replacements. The remaining Principal will have the right to select one of the 3 names from the BV list or instead elect to continue to seek to find a replacement acceptable to himself and to BV. If the remaining Principal does not select one of the 3 names from the BV list, he will have the right to terminate the agreement unless BV agrees to guarantee him at least $*** in "guaranteed" producer fees (in lieu of the Guarantee of Producer Fees under Paragraph 3.6 above, which "guaranteed" producer fees will otherwise be suspended during the pendency of the search for a replacement) during the succeeding *** period. If a replacement has not been selected and engaged within *** from the date of the death/disability of the applicable Principal, and if the remaining Principal has not already exercised the right (if available) to terminate this Agreement, BV will have the right to terminate this Agreement with respect to Qualified Pictures that have not commenced principal photography as of the termination date (but BV will not have the right to continue to suspend the payment of the Guarantee if BV does not exercise such termination right). If either Barber or Birnbaum leave SEG or Astra for any reason other than death or disability (including without limitation resignation, termination, or otherwise), or if SEG or AEG is dissolved or liquidated, or if both Barber and Birnbaum leave SEG for any reason (including without limitation death, disability, or resignation), BV will have the right to terminate this Agreement with respect to Qualified Pictures that have not commenced principal photography as of the termination date, it being understood that BV shall not be required but shall have the right) to submit replacement names and/or participate in the Replacement Procedure. With respect to the Hitchhiker Picture, if the Hitchhiker Picture has not




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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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commenced principal photography prior to such date of termination, BV shall have no obligations to SEG or Artist with respect to the Hitchhiker Picture; if the Hitchhiker Picture has commenced principal photography but has not been delivered to SEG prior to the date of such termination, although SEG shall still be required to pay the SEG Contribution and shall still be entitled to the SEG Hitchhiker Rights in consideration therefor (and shall be entitled to the "presentation" credit in connection therewith), BV shall have the right to terminate Artist's producing services on the Hitchhiker Picture and shall have no further obligations to Artist with respect to such producing services other than to pay such portion of the fixed compensation as shall have accrued prior to the date of such termination, and that portion of Artist's contingent compensation pursuant to Paragraphs 6.2.b.(2), (3), and (5) that has "vested", it being understood that such contingent compensation shall vest in the same proportion that the cash compensation earned, payable to (other than by reason of any pay-or-play obligation) and accrued by Artist pursuant to Paragraph 6.2.b.(1), above, prior to the date of such termination bears to the total cash compensation for the Hitchhiker Picture set forth in Paragraph 6.2.b.(1) above. It is understood and agreed that Barber and Birnbaum will render their personal services, as producers, in connection with each of the Qualified Pictures.

b. If, from and after the point in time that the Conditions Precedent in Paragraph 1 have been satisfied, one or more of SEG's "output" arrangements terminates, and if, as a result thereof, less than ***% of the budgeted costs of SEG's Qualified Pictures are covered by "output" arrangements (including this arrangement between SEG and BV), the following shall apply: (i) SEG will have six (6) months to replace the terminated "output" arrangement with one or more additional "output" arrangements, such that, on an aggregated basis, ***% of the budgeted costs of SEG's Qualified Pictures for the balance of the Term hereof are covered by "output" arrangements ("Replacement Collateral"); (ii) BV will be obligated (subject to BV's rights under this Agreement and the Montrose/Spyglass Agreement) to continue to pay, on Delivery, the BV Picture Contribution on Qualified Pictures that have commenced principal photography; and (iii) if SEG is not able to come up with Replacement Collateral within the aforesaid 6 month period, BV will have the right to terminate its arrangement with SEG, including without limitation this Agreement, the Montrose/Spyglass Agreement, and the Loan Agreement. BV will also have the right to terminate if (x) SEG or AEG files for bankruptcy or if an involuntary bankruptcy proceeding is instituted against SEG or AEG and is not removed within 90 days thereafter or (y) SEG's or AEG's principal lender "calls" all of SEG's or AEG's outstanding indebtedness as a result of a default by SEG or AEG under its applicable credit facility, and SEG or AEG (as applicable) does not secure a replacement credit facility or convince its principal lender to reinstate the credit facility within 120 days thereafter. If BV elects to terminate under any of the circumstances described in this Paragraph 16.b., then (a) BV will be obligated to continue to pay, on Delivery, its share of all Qualified Pictures that have commenced principal photography prior to termination; and (b) if, as of the date of such termination, less than ten (10) Qualified Pictures shall have commenced principal photography under this Agreement, then BV will be entitled to a return of its contribution under Paragraph 2.2 of the Participating Rights Agreement, the Advance pursuant to Paragraph 5.1 above (less any "Overages" theretofore retained by BV in repayment of the Advance), and, provided that BV has terminated this Agreement, the outstanding principal balance of the Loan and Interest pursuant to Paragraph 1. of the Loan Agreement.

17.     SAFETY

SEG agrees to comply with all applicable occupational health and safety laws, statutes, ordinances, rules, regulations and requirements of all federal, state, local and/or other governmental entities, agencies and regulatory bodies, and all safety guidelines and bulletins promulgated by the




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

motion picture industry (including, without limitation, by the AMPTP), to the extent consistent with applicable law, and shall duly and promptly apply for and provide all necessary consents, licenses and permits which may be required for the production of the Qualified Pictures. In addition, SEG agrees to have a safety program administrator for the Qualified Pictures, who shall have the authority and responsibility for implementation and administration of a safety program. Without limiting BV's other rights and remedies, BV shall not have the right to terminate this Agreement solely for breach of this Paragraph 17 by SEG.

18.     USE OF ANIMALS

SEG agrees that any use of animals in connection with the Qualified Pictures shall be monitored by the American Humane Association (or applicable equivalent thereof) and that no animal(s) shall be harmed during the course of any such use of animals in connection with the Qualified Pictures. Without limiting BV's other rights and remedies, BV shall not have the right to terminate this Agreement solely for breach of this Paragraph 18 by SEG.

19.     ASSIGNMENT

BV may assign from time to time its rights and obligations hereunder (i.e., subdistribute, license, or assign the distribution rights to one of more Permitted Subdistributors) subject to the terms and conditions hereof and may freely assign all of its rights hereunder to a parent, affiliate and/or subsidiary entity or in the event that BV is acquired by a merger or in connection with a sale of all or substantially all of its motion picture assets; it being understood that any such transfer or assignment shall not release BV from its liabilities or obligations hereunder. SEG may not assign this Agreement to any party whatsoever without the prior written approval of BV, and subject to the provisions of the Montrose/SEG Agreement, except that SEG may assign: (a) its right to receive payments hereunder, provided that SEG and the assignee(s) have executed any confirming documentation requested by BV, (b) all of its rights hereunder to a company acquiring or succeeding to all of SEG's assets or into which SEG is merged, it being understood that any such transfer or assignment shall not release SEG from its liabilities or obligations hereunder, and (c) all of its rights hereunder to a single entity, but only after the later of expiration of the Term and delivery by SEG of all Qualified Pictures hereunder. Whether or not BV approves any assignment by SEG, SEG shall not be released from its liabilities or obligations hereunder.

20.     GENERAL

20.1. Waiver Of Injunctive Relief. SEG hereby waives any right to seek and/or obtain injunctive relief and/or rescission of rights, and hereby agrees that SEG's sole and exclusive remedy in the event of any breach or alleged breach of this Agreement by BV and/or its parent, subsidiaries, subsidiaries of its parent, assignees, licensees and/or affiliated companies shall be solely an action for money damages.

20.2. Waiver/Remedies. No express or implied waiver by either BV or SEG of any provision of this Agreement or of any breach or default of the other shall constitute a continuing waiver, and no waiver shall be effective unless in writing. All remedies contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy or right.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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20.3. Cure. If either BV or SEG fails, refuses or neglects to comply with their respective obligations hereunder or (directly or through any representative) states an intention to do so ("Default"), then, provided that such Default is reasonably curable, the defaulting party shall (on a one time only basis) have a period of five (5) business days (or three (3) business days in the case of a breach by Artist with respect to producing services hereunder) from the date of notice from the non-defaulting party of such Default to cure such Default before the defaulting party is deemed to be in breach of this Agreement with respect to such Default.

20.4. Export and Import Permits. To the extent requested by BV, SEG will, at BV's cost, procure or cooperate in the procurement of any necessary consents, licenses, permits (collectively "Permits") required from any governmental agency(ies) in connection with the import thereof into any country in the BV Territory. The cost of such Permits shall be charged as a Distribution Cost of the applicable Qualified Picture.

20.5. Compliance with FCPA. SEG hereby represents and warrants that it is aware of the Foreign Corrupt Practices Act ("FCPA") and has taken no action in connection with the production, financing, and distribution of the Qualified Pictures and the Pictures set forth in Paragraph 6 above, and will take no action which would be in violation of the FCPA, nor will SEG cause BV, its subsidiaries, subsidiaries of its parent and/or affiliates to be in violation of the FCPA.

20.6. Competitive Release. SEG acknowledges that BV is engaged in the business of distributing motion pictures and television programs produced by itself, its affiliates, and others. Nothing contained in this Agreement shall be deemed to restrict or limit BV's right, or SEG's right after the Term, to produce and distribute other motion pictures or television programs of any kind with or without the basic idea or theme similar to the basic idea, theme, characters, title and/or story development of the Qualified Pictures or that may compete with Qualified Pictures hereunder, nor to affect (whether favorably or adversely) any rights or obligations BV or SEG may have as a member of the general public.

20.7. Dealings with Affiliates. SEG and Artist acknowledge that BV is part of a large, diversified international group of affiliated companies ("Affiliates") engaged in a variety of business activities. BV has informed SEG and Artist that it frequently enters into business transactions with Affiliates, and SEG and Artist acknowledge and agree that BV is entitled to, and may, in its sole discretion, enter into agreements or other arrangements with Affiliates in connection with all rights relating to the Qualified Pictures and the BV Pictures, including, without limitation, the Granted Rights hereunder. SEG and Artist hereby acknowledge and agree that BV is under no obligation, express or implied, to offer the Granted Rights or any part thereof to unaffiliated third parties, whether in lieu of or in addition to offering such rights to Affiliates, or to otherwise seek or secure any business arrangements with any unaffiliated third parties with respect thereto, and, without limiting the generality of any other provision of this Agreement but subject to the provisions of Paragraph 4.6 above, SEG and Artist hereby waive any right to make any claim, whether at law or in equity, asserting the existence and/or breach of any such express or implied obligation.

20.8. Further Assurances. SEG and BV shall, from time to time, upon the other party's request, execute, acknowledge and deliver such instruments as may be necessary and proper to evidence, maintain, effectuate or defend any and all of the rights of the parties under any provision of this Agreement. If either party shall fail to execute, acknowledge or deliver any such instrument upon the other party's request therefor, the requesting party shall have, and is hereby granted, the right and




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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

power for and on behalf of the other party, as the other party's attorney-in-fact, to execute, acknowledge and deliver such instruments which power is coupled with an interest and is irrevocable.

20.9. No Partnership. Nothing contained in this Agreement shall constitute a partnership between or joint venture by the parties hereto or constitute either party the agent of the other. Neither party shall (i) hold itself out contrary to the terms of this Agreement, nor (ii) become liable for representations, acts or omissions of the other contrary to the provisions hereof.

20.10. No Third Party Beneficiaries. Except with respect to parties indemnified hereunder, this Agreement is not made and shall not inure to the benefit of any person not a party hereto and shall not be deemed to give any right or remedy to any third party.

20.11. No Violation of Law. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to the law(s) of any country in the BV Territory or non-BV Territory, and wherever there is a conflict between any provision of this Agreement and any such law(s), the latter shall prevail, but in such event the provisions of this Agreement so affected shall be curtailed and limited, but only to the extent necessary to comply with such law(s). 20.12. Captions. The headings in this Agreement are for the convenience of reference only and shall not be used to modify or interpret any provision of' this Agreement.

20.13. Notices. All notices, statements, payments and other documents permitted or required to be given hereunder shall be in writing and given by one party to the other either by personal delivery, by air courier, by mail, by telecopier, by telex or as otherwise specifically provided for herein and shall be addressed as follows:

To SEG:               SPYGLASS ENTERTAINMENT GROUP, L.P.
                      500 S. Buena Vista Street
                      Burbank, CA 91521
                      Attention:  Gary Barber & Roger Birnbaum

With a copy to:       Troop Steuber Pasich Reddick & Tobey, LLP
                      2029 Century Park East, 24th Floor
                      Los Angeles, CA 90067
                      Attention:  Bruce Tobey

To BV:                BUENA VISTA PICTURES DISTRIBUTION
                      500 South Buena Vista Street
                      Burbank, CA 91521
                      Attention:    Senior Vice President,
                                    Legal Affairs

The date of personal delivery, telecopier transmission (with hard copy sent concurrently therewith by mail) mailing, or delivery to the cable or telex office of such notice or payment shall be deemed the date of service of such notice or payment, unless otherwise specified herein; provided, however, that any notice which commences the running of any period of time for the exercise of any option or the performance of any other act by either party hereto must be served by hand or certified mail or courier and shall be deemed served when so delivered.




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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

20.14. Entire Agreement. This document together with all Exhibits hereto represents the complete agreement between BV and SEG with respect to the subject matter hereof, all prior and contemporaneous oral and/or written negotiations, representations and agreements having been merged herein, and may only be modified by a written document signed by both parties hereto. This Agreement shall be governed by the laws of the State of California applicable to agreements executed and to be wholly performed therein and the laws of the United States as would be applied by a federal court, sitting in the State of California (but without regard to any principles of conflicts of law). This Agreement may be executed in counterparts, each of which, when taken together shall constitute one and the same agreement. The standard provisions attached hereto as Exhibit "***," "***," "HV", "DS" and "LA", "LP", and "MC" are incorporated herein and

                     [DOCUMENT CONTINUED ON FOLLOWING PAGE]




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

made a part hereof.

By signing in the place indicated below, BV and SEG accept and agree to all terms and conditions of this Agreement.

BUENA VISTA PICTURES DISTRIBUTION

By:   /S/
     -------------------------------
Its:
     -------------------------------



SPYGLASS ENTERTAINMENT GROUP L.P.

BY:   ASTRA ENTERTAINMENT GROUP, LLC

ITS:   GENERAL PARTNER

By:   /S/ GARY BARBER
     -------------------------------
Its:
     -------------------------------




AGREED AND ACCEPTED WITH RESPECT TO THEIR RIGHTS AND OBLIGATIONS HEREUNDER:



GARY BARBER    /S/ GARY BARBER




ROGER BIRNBAUM      /S/ ROGER BIRNBAUM






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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                   Exhibit "A"

PRE-EXISTING COMMITMENTS

After You Fall (a/k/a The Hit Man)
Atmosphere
Mr. 3,000
The Perfect Score
Rush Hour 2
Stanley's Cup
Trailer Park Casanova

BIRNBAUM-PRODUCED PICTURES

Angels in the Outfield
Angie
Beautician and the Beast
Before and After
The Big Green
Celtic Pride
First Kid
GI Jane
Gone Fishin'
Grosse Pointe Blank
Heavyweights
Houseguests
I Love Trouble
The Jerky Boys
A Low Down Dirty Shame
Maximum Risk
Metro
Overnight Delivery
Powder
The Rich Man's Wife
Rocketman
Rush Hour
Tall Tale
The Three Musketeers
Washington Square
While You Were Sleeping
The Sure Thing
Who's That Girl
Young Sherlock Holmes




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  EXHIBIT "***"

This Exhibit is attached to and made part of the Agreement dated as of October 22, 1998 between BUENA VISTA PICTURES DISTRIBUTION ("BVD") and SPYGLASS ENTERTAINMENT GROUP, L.P. ("Participant") relating to such project(s) or production(s) described therein (the "Picture") to be distributed by BVD and as to which this Exhibit is referenced.

                          ----------------------------
                          NOTE: PLEASE READ CAREFULLY
                          ----------------------------

THIS EXHIBIT "***" IS TO BE USED SOLELY FOR THE DEFINITION, COMPUTATION, ACCOUNTING AND PAYMENT (IF ANY, PURSUANT TO THE TERMS HEREOF) OF SPECULATIVE CONTINGENT COMPENSATION AS PROVIDED FOR IN THE AGREEMENT. WORDS AND TERMS USED IN CONNECTION WITH PARTICIPANT'S CONTINGENT PARTICIPATION, IF ANY, ARE USED SOLELY FOR THE CONVENIENCE OF DRAFTING AND ARE INTENDED TO BE UNDERSTOOD AND APPLIED ONLY AS DEFINED AND USED IN THE AGREEMENT AND EXHIBITS THERETO. SPECIFICALLY, SAID WORDS AND TERMS AND ALL OTHER DEFINED TERMS HEREIN ARE NOT INTENDED TO CORRESPOND TO ANY CONVENTIONAL UNDERSTANDING OR DICTIONARY DEFINITION OF SUCH WORDS AND TERMS, WHETHER USED IN THE ENTERTAINMENT INDUSTRY OR ANY OTHER INDUSTRY OR BUSINESS. MOREOVER, PARTICIPANT UNDERSTANDS THAT THE WORDS AND TERMS USED HEREIN ARE NOT INTENDED TO CORRESPOND IN ANY WAY TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), OR ANY OTHER MEANINGS THEREOF, WHICH MAY BE ASSOCIATED WITH THE PRACTICES OF ACCOUNTING OR AUDITING. THE PARTIES UNDERSTAND THAT THE FEES AND CHARGES DESCRIBED HEREIN MAY NOT BEAR ANY RELATIONSHIP TO ACTUAL EXPENDITURES INCURRED BY BVD OR ITS AFFILIATES. PARTICIPANT ACKNOWLEDGES THAT THERE IS NO GUARANTEE WHATSOEVER THAT ANY SUMS WILL BE GENERATED AND/OR BECOME PAYABLE TO PARTICIPANT IN CONNECTION WITH PARTICIPANT'S CONTINGENT PARTICIPATION AS PROVIDED IN THE AGREEMENT AND DEFINED HEREIN, REGARDLESS OF THE LEVEL OF INCOME, REVENUES, PROFITS AND/OR RECEIPTS, IF ANY, THAT BVD OR ANY DISTRIBUTOR OR EXHIBITOR REALIZES FROM THE EXPLOITATION OF THE PICTURE. RATHER, THE PARTIES SPECIFICALLY AGREE THAT PARTICIPANT SHALL BE ENTITLED ONLY TO SUCH SUMS, IF ANY, AS MAY BECOME PAYABLE IN ACCORDANCE WITH THE TERMS HEREOF. PARTICIPANT EXPRESSLY ACKNOWLEDGES THAT THE TERMS OF THE AGREEMENT AND THIS EXHIBIT "***" HAVE BEEN SPECIFICALLY NEGOTIATED BY PARTICIPANT'S REPRESENTATIVES AND THAT PARTICIPANT HAS A FULL UNDERSTANDING OF THE TERMS OF THE AGREEMENT AND THIS EXHIBIT "***", AND THAT NO REPRESENTATIONS WHATSOEVER HAVE BEEN MADE TO PARTICIPANT TO THE CONTRARY, OTHER THAN THOSE WHICH MAY HAVE BEEN SET FORTH IN WRITING AND EXECUTED BY ALL THE PARTIES TO THE AGREEMENT.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                        TABLE OF CONTENTS - EXHIBIT "***"

I.      APPLICATION OF DEFINED RECEIPTS

        A.     Fees
        B.     Expenses
        C.     Other Participations
        D.     Negative Cost
        E.     Deferments
        F.     Defined Contingent Proceeds

II.     DEFINED RECEIPTS

        A.     Sources
        B.     Defined Receipts Exclusions

III.    DISTRIBUTION FEES

        A.     Theatrical Defined Receipts
        B.     Free TV
        C.     Other
        D.     Subdistribution

IV.     DISTRIBUTION COSTS

        A.     Ad and Publicity Costs
        B.     Conversion
        C.     Checking
        D.     Claims
        E.     Collections
        F.     Copyright and Royalties
        G.     Other Versions
        H.     Residuals
        I.     Insurance
        J.     Trade Dues
        K.     Licenses
        L.     Prints
        M.     Taxes
        N.     Transportation

V.      NEGATIVE COSTS

        A.     Cost of Production
        B.     Overhead
        C.     Interest
        D.     Overbudget





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

VI.     ACCOUNTING

        A.     General
        B.     Books
        C.     Withholdings
        D.     Statements
        E.     Incontestability
        F.     Address
        G.     Reserves
        H.     Tax Credits
        I.     Creditor-Debtor

VII.    MISCELLANEOUS

        A.     No Representation
        B.     Control of Distribution and Marketing
        C.     Sale of all Rights
        D.     Assignment by Participant
        E.     Litigation
        F.     Relationship
        G.     Heading

VIII.   DEFINITIONS

        A.     Applicable Distribution Fees
        B.     Conversion
        C.     Film Rental
        D.     Defined Receipts
        E.     Here
        F.     Includes
        G.     Participant
        H.     Person
        I.     BVD
        J.     Restricted Funds
               K.     Subdistributor
               L.     Territory
               M.     This Agreement





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

I.      APPLICATION OF DEFINED RECEIPTS

        Defined Receipts shall be applied to the following categories on a continuing basis and in the herein listed order of priority.

        A.     Fees

        BVD distribution fees per Paragraph III.

        B.     Expenses

        BVD distribution costs per Paragraph IV.

        C.     Other Participations

        Amounts BVD may be contractually obligated to pay (whether as deferment [other than those specified in E. below], a defined receipts participation, defined contingent proceeds participation [or similar participation]), or otherwise, but excluding any sums payable by way of defined contingent proceeds participation (or similar participation) which comes out of the Participant's share of defined contingent proceeds as may be provided in this Agreement) to any person including Participant, but excluding any share of defined contingent proceeds payable to Participant or BVD hereunder, for rights or services in connection with the Picture, based or dependent on all or any part or percentage of the defined receipts or defined contingent proceeds (whether or not such defined receipts or defined contingent proceeds are defined or computed in the same manner as set forth herein) and which are not included in the computation of negative cost are called participations. In computing share of Participant hereunder, a participation shall be deductible hereunder (notwithstanding the order of priority in this Paragraph I.) if, when and to the extent that BVD's obligation to pay it accrues, whether or not such payment has then become due or been made and regardless of whether BVD has recovered its negative cost.

        D.     Negative Cost

        Negative cost of the Picture per Paragraph V provided that the amount deemed interest herein shall be recoupable before negative cost.

        E.     Deferments

        All amounts payable pursuant to a contract approved in writing by BVD to any person entitled to same out of first defined contingent proceeds or immediately prior to there being such defined contingent proceeds, unless there is a different order of payment specified under this Agreement.

        F.     Defined Contingent Proceeds

        Defined contingent proceeds are the defined receipts, if any, remaining after deduction of items specified in Paragraphs I.A. through I.E inclusive.

II.     DEFINED RECEIPTS




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        A.     Sources

        For accounting purposes, Defined Receipts means all receipts received by BVD on behalf of the Picture as:

               (1) BVD Film Rental.

               (2) Film rental from Subdistributors, subject to Paragraph III.D.

               (3) Receipts from Flat Sale(s).

               (4) Receipts (less all costs) from copyright infringers..

               (5) Receipts from theater box office operated by BVD (such as in four-wall or road show exhibitions)

               (6) Receipts from (such as in ) to the extent receipts from all such engagements taken as a whole exceed costs incurred for all such engagements.

               (7) Subsidies or prizes provided that if use to such amounts is a condition to receipt thereof, such amount is not included until actually used.

               (8) Royalties as more fully set forth in Schedules A (Music), B (Soundtrack Records, Merchandising/Publishing), and C (Video Devices), which are attached hereto and incorporated herein by this reference.

        If the respective costs relating to Paragraph II.A(4), II.A(5) or Paragraph 2 of Schedule B, and applicable distribution fees, if any, exceed receipts from Paragraph II.A(4), II.A(5) or Paragraph 2 of Schedule B, respectively, such excess costs shall be deductible as a distribution cost..

        B.     Defined Receipts Exclusions

        Notwithstanding anything in this Agreement to the contrary, the following are not included in Defined Receipts:

               (1) Box office receipts of any theater or other exhibitors (except as specified in Paragraph II.A(5) hereof); and receipts of: broadcasters and other transmitters including, but not limited to, radio and television (TV), e.g., "free" and "pay"; book or music publishers; wholesale or retail distributors, licensors or sellers of audio visual cassettes, video discs or any similar devices hereafter devised; record or tape producers, distributors or stores; merchandisers; or any other similar person; whether or not any or all such foregoing excluded persons are owned, operated or controlled by BVD.

               (2) Amounts collected as taxes or for payment of taxes such as admission, sales, use or value added taxes. such as .

               (3) Film rental contributed to charitable organizations.

               (4) Receipts from remakes, sequels, TV series or other derivative uses of the




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Picture or any element thereof other than as specified in Paragraph II.A(7) hereof.

               (5) Salvage value or receipts derived from print stocks, stock footage, stills, props, sets, wardrobe, or other items included in negative cost. Notwithstanding the foregoing, any sums received from the sale of cars purchased specifically in connection with the Picture and sold after completion of photography shall be included in the Defined Receipts of the Picture without a distribution fee.

III.    DISTRIBUTION FEES

        BVD shall retain for its own account as its distribution fee for the Picture the following percentages of Defined Receipts:

        A.     Theatrical Defined Receipts

               30% U.S. and Canada
               35% U.K.
               40% Foreign
               15% Flat Sales

        B.     Free TV

               25% U.S. Network (a network is defined to consist of 100 or more interconnected over-the-air broadcast TV stations, and if less than 100 such TV stations it shall be deemed syndication).

               35% U.S. Syndication and Canada
               40% Foreign

        C.     Other

        The fee set forth in Paragraph III.A for the Territory shall be applicable to other receipts including but not limited to receipts from Supplemental Markets, except no such fee shall be applied against infringement recoveries or subsidies included in Defined Receipts.

        D.     Subdistribution

        With respect to distribution through Subdistributors the following alternative methods of calculation shall apply to the receipts derived therefrom and the distribution costs and fees relating thereto, whichever alternative BVD elects from time to time as to each such Subdistributor. Either: (a) all such receipts received and earned by the Subdistributor, and all distribution costs of the Subdistributor relating to the Picture shall be treated as though such receipts were BVD Film Rental and such distribution costs were distribution costs of BVD, and the applicable BVD distribution fee shall include the Subdistributor's distribution fee; or (b) BVD's share of such receipts actually received by BVD from such Subdistributor shall be included in BVD Film Rental upon which share BVD shall be entitled to the applicable BVD distribution fee, provided, however, in no event shall the combined distribution fee under alternative (b) to BVD and the respective Subdistributor exceed 50% of such receipts to such Subdistributor.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

IV.     DISTRIBUTION COSTS

        BVD shall be entitled to deduct and retain for its own account, from the Defined Receipts remaining after the continuing deduction of its distribution fees, the aggregate of all sums paid or advanced, and all costs, expenses and charges incurred by BVD, directly or indirectly, in connection with the distribution, exhibition and exploitation of the Picture, which are not included in negative cost (and all such deductible amounts, and such amounts incurred by any Subdistributor as to which Paragraph III.D(a) applies, are herein collectively called "distribution costs"), including any such sums, costs, expenses and charges for or in connection with any of the following:

        A.     Ad and Publicity Costs

        Advertising, promoting, exploiting and publicizing collectively "ad" or `advertising"), including but not limited to the cost of ad space, time, physical material used for production of or broadcasting ads and commercials, shipping, integrating and monitoring of ads and commercials, preparation and distribution of ad and promotional material, salaries, fees, and travel and business expenses of BVD advertising and marketing executives in connection with the Picture, personalities connected to the Picture, and publicists, press representatives and field exploitation persons appropriately allocated to the Picture, and regardless if incurred by or paid to BVD employees .or other persons, previews, screenings, premieres, entertainment of press and personalities, research and tests of ad concepts and effectiveness, press books and kits, trailers, stills and other accessories and publicity releases, advertising allowances to theatres or other exhibitors regardless of how effected, commercial tie ups, other advertising and publicity costs whether directed to the consumer or the exhibitor and institutional costs, and an amount equal to 10% of all such costs under this Paragraph A.

        B.     Conversion

        Costs, discounts and expenses incurred in obtaining remittances of receipts to the U.S., including costs of contesting the imposition of restrictions which result in restricted funds.

        C.     Checking

        Checking theater attendance and receipts, and investigating unauthorized usage of the Picture, whether payable to or incurred by BVD employees or other persons.

        D.     Claims

        The gross amount paid for the settlement of any claims (or on account of any judgment or decree in any litigation relating to any claims), such as for infringement, unfair competition, violation of any right of privacy, right of publicity, defamation or breach of contract, or arising out of other matters in connection with the Picture (such as the literary, dramatic or musical material on which the Picture is based), or the distribution, exploitation or exhibition thereof, including all expenses, court costs and attorneys' fees in connection with any such claims or litigation, or in connection with the investigation, assertion, prosecution or defense of any other claims or litigation relating to the Picture or its distribution, exhibition or exploitation.

        E.     Collections




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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        Costs incurred in connection with collection of Defined Receipts including attorney and auditor fees and costs, and liability incurred by BVD in connection therewith.

        F.     Copyright and Royalties

        Copyright, trademark and patent costs in connection with the Picture and protection thereof. Royalties payable to manufacturers of sound recording and other reproducing equipment, to the extent not included in negative cost.

        G.     Other Versions

        To make, deliver and use foreign or TV or any other media versions of the Picture, or titles thereof, or to make changes required by censorship and rating considerations, to the extent not included in negative cost.

        H.     Residuals

        All costs incurred and payments required under applicable collective bargaining agreements by reason of or as a condition to use or exhibition of the Picture on television or in any other media. To the extent such payments are made to or on behalf of Participant and Participant is thereafter entitled to defined contingent proceeds, such payments shall be deemed a credit against such defined contingent proceeds to the extent not prohibited by the applicable collective bargaining agreement. Any payments made to Participant hereunder prior to payment of residuals, are deemed a credit against such residuals to the extent not prohibited by the applicable collective bargaining agreement. In neither event may credit, when applicable, be deducted a second time against Participant.

        I.     Insurance

        All costs for insurance coverage of any and all risks of loss with respect to the Picture and any components thereof. BVD may elect to self-insure as to any items of risk and charge as an insurance cost an amount equal to the insurance premium BVD would otherwise have paid for such insurance, and BVD shall, in its sole discretion, determine whether or not to obtain or maintain any insurance or self-insure any items of risk.

        J.     Trade Dues

        Allocable portion of dues, assessments, including legal fees and costs and contributions to the MPAA, AMPTP or similarly constituted or substitute persons throughout the world (including legal fees to counsel respecting antitrust matters).

        K.     Licenses

        All licenses, duties, fees or any other amounts required to permit use of the Picture.

        L.     Prints

        Prints of the Picture including lab, labor, service and materials, titles, discs, dubbing, subtitling, gauge reductions, inspection, repair, shipping, storage, delivery and insurance thereon.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        M.     Taxes

        Taxes and governmental fees of any nature and however characterized including costs of contesting, interest and penalties thereon other than BVD or subdistributor corporate income taxes), imposed directly or indirectly on the Picture or any part thereof or on the Defined Receipts or the license, distribution or exhibition of the Picture, or collection, conversion or remittance of monies connected therewith.

        N.     Transportation

        Transportation, shipping, reels and containers, and all other related charges.

V.      NEGATIVE COST

        A.     Cost of Production

               (1) The cost of production (or direct cost) is the aggregate of all costs, charges, claims and expenses paid or incurred in connection with the development, production and delivery of the Picture and its trailers, including payments required to be made at a later date following production of the Picture, determined in the customary manner BVD accounts for production costs at the time the Picture is produced. BVD's facilities shall be used to the extent they reasonably meet production requirements, and all charges in connection therewith shall be included in the cost of production in accordance with the then current BVD facilities charge schedule.

               (2) Participations in Defined Receipts shall be deemed included in cost of production regardless of whether the obligation is fixed or dependent upon Defined Receipts; provided that participations in Defined Receipts shall be included in the cost of production only to the extent BVD's obligation to pay said participation accrues before any defined contingent proceeds pursuant hereto have been derived.

        B.     Overhead

        Overhead of 15% of the aggregate of amounts determined pursuant to Subparagraphs V.A(1) and V.A(2). The determination of what items are Subparagraph V.A(1) charges and what items are within overhead charge shall be made in the same manner BVD customarily determines same. BVD overhead charge shall accrue and be included in the cost of production concurrently with the incurring of the respective items of direct cost on the Picture. Should BVD's standard overhead charge for all motion pictures produced by BVD exceed 15%, then said overhead charge shall increase accordingly.

        C.     Interest

        Interest on aggregate amounts determined pursuant to Subparagraphs V.A. and V.B above shall be deemed to be at an annual rate equal to 125% of U.S. prime rate of the Bank of America, as the same may vary from time to time, such interest commencing from respective dates on which amounts chargeable to the cost of production are incurred or paid and continuing until the middle of an accounting period with respect to which said amounts are recouped




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

as herein provided.

        D.     Overbudget

        An additional amount by which the cost of production exceeds the approved Picture budget by the lower of $300,000 or 10% of the budget shall be deemed included in cost of production, but such excess overbudget amount shall not itself bear overhead or interest. Excess costs incurred due to force majeure, changes requested or approved by BVD as confirmed by a Business Affairs executive of BVD in writing, and retroactive increases to scale personnel under collective bargaining agreements are excluded from overbudget computation.

VI.     ACCOUNTING

        A.     General

        BVD shall render statements to Participant showing in summary form the appropriate calculations relating to treatment of Defined Receipts. Such statements may be on billing or collection basis as BVD may elect from time to time. Whenever Defined Receipts are derived or applicable costs incurred in connection with transactions involving the Picture and other motion pictures, BVD shall allocate the same based on its reasonable opinion and with respect to trailers and shorts utilized with the Picture outside of the U.S. and Canada, 3% of such receipts for trailers and 5% thereof for shorts shall be conclusively deemed reasonable with respect thereto.

        B.     Books

        BVD shall keep books of account at its Burbank office with respect to the distribution of the Picture. Said books, to the extent they have not become incontestable or have not been previously examined, may be examined at Participant's expense once in each 12 month period (the first of which commences upon issuance of the first statement hereunder) by a national firm of reputable CPAs, the selection of which is subject to BVD's approval not to be unreasonably withheld. No such examination may continue beyond a period of 30 days after commencement thereof. A copy of the report of such examination shall be delivered to BVD at such time as it is made available to Participant. Notwithstanding anything contained in this Agreement, Participate shall have no right to inspect or copy any tax return of BVD or any Subdistributor, or any affiliate thereof, or require the production of any such tax return or any information contained therein.

        C.     Withholdings

        All amounts payable to Participant under this Agreement shall be subject to all laws and regulations now or hereafter in existence requiring the reporting, deduction or withholding of payments for income or other taxes payable by or assessable against Participant. BVD shall have the right to make such deductions and withholdings, and the payment or reporting thereof to the governmental agency concerned in connection with BVD's good faith determination of such laws and regulations shall constitute payment hereunder to Participant, and BVD shall not be liable to Participant for the making of such reports, deductions and/or withholdings or the payment thereof to the governmental agency concerned. In any such event, Participant shall make and prosecute any and all claims which it may have (and which it desires to make and prosecute) with respect to the same directly with the governmental agency having jurisdiction thereof.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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        D.     Statements

        BVD shall give Participant quarterly statements relating to the distribution of the Picture for the first two years after the date established by BVD and reflected in its records in its usual fashion as the date of first general release of the Picture in the U.S. After expiration of such period, statements shall be given semiannually for the next two years, and then annually (if any compensation is payable to Participant) hereunder or if none due, then on Participant's written request, provided such request is not effective unless made at least one year after the last such request or statement. Such statements shall be for the applicable accounting period and be given within 90 days thereafter and accompanied with payment of the amount, if any, shown due Participant. The right of Participant to receive statements hereunder shall terminate if the Picture has been made available for U.S. TV syndication and the first statement thereafter issued shows that more than $500,000 in Defined Receipts would be needed before Participant would be entitled to receive defined contingent proceeds. If the Picture is generally reissued in the U.S. theatrically, then BVD shall resume quarterly statements for one year from the date of such reissue.

        E.     Incontestability

        Statements shall be subject to correction or amendment at any time. BVD shall keep the books of account referred to in Subparagraph VI.B above for at least 24 months after the last transaction reflected in a statement for the first time. Each statement shall be deemed conclusively correct and binding on Participant as to the transactions reflected therein for the first time on the expiration of a period of 24 months after the date sent. The inclusion of any item from a prior statement on a subsequent statement shall not render such prior-appearing item contestable or recommence the running of the applicable 24 month period with respect thereto. If Participant serves written notice on BVD within the applicable 24 month period, objecting in specific detail to particular items and stating the nature of the objection, then insofar as such specified items are concerned, such statements shall not be deemed conclusively correct and binding. If Participant's objections are not resolved amicably, Participant may maintain or institute an action with respect to an objection raised and not resolved amicably if commenced before the end of 6 months after the expiration of said 24 month period or prior to the expiration of the period of the applicable statute of limitations established by law as to such transactions or items, whichever first occurs. BVD's books of account and all supporting documentation need not be retained and may be destroyed after the expiration of said 24 month period unless Participant has duly objected prior thereto and instituted an action as herein provided.

        F.     Address

        All statements shall be deemed sent when mailed to Participant at the then current address for notices under this Agreement.

        G.     Reserves

        BVD shall have the right to establish appropriate reserves and adjust same from time to time for any distribution costs, uncollected accounts or other items which BVD reasonably anticipates will be deductible from Defined Receipts hereunder. BVD agrees to liquidate any reserves hereunder within a reasonable period of time.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        H.     Tax Credits

        BVD shall have the sole right to take the full amount of whatever credits (including without limitation investment tax credits), deductions or other benefits that may be available to them throughout the world, with respect to taxes and excises payable with respect to the Picture or any activity related thereto, without any accounting, credit or payment obligation to Participant.

        I.     Creditor-Debtor

        There is a creditor-debtor relationship between BVD and Participant with respect to payment of amounts due Participant hereunder and nothing contained herein shall be construed to create an agency, trust or fiduciary obligation with respect to such amount or to prevent BVD from commingling any such amounts with any other funds or give Participant a lien on the Picture and Participant waives any right to claim to the contrary. BVD's obligation to pay Participant hereunder shall not bear interest nor entitle Participant to gains which may accrue to such funds prior to payment to Participant.

VII.    MISCELLANEOUS

        A.     No Representation

        BVD has no obligation to distribute the Picture and if it does so, Participant acknowledges that BVD has not made any representations with respect to the likelihood or amount of Defined Receipts, deferments, or defined contingent proceeds, if any, which will or may be derived from distribution of the Picture.

        B.     Control of Distribution and Marketing

               (1) As between BVD and Participant, BVD shall have. exclusive and perpetual control of the distribution, marketing, advertising, publicizing, exploitation, sale or other disposition of the Picture and may distribute, or withhold or withdraw the Picture from distribution at its sole discretion with respect to one or more counties or media. BVD may distribute the Picture with other pictures whether or not BVD has any ownership interest or participation in such other pictures.

               (2) BVD owns all rights to the Picture and its Defined Receipt and defined contingent proceeds including the right to hypothecate them and Participant shall have no right, title or interest therein except nothing specified in this Subparagraph VII.B(2) shall release BVD from making payments to Participant to the extent required hereunder.

               (3) BVD can make percentage or flat sales and grant others rights to distribute the Picture on terms determined by BVD, and may make and cancel contracts, adjust and settle disputes, and give allowances and rebates to distributors, licensees, exhibitors or other persons whether or not any such entity is owned, operated or controlled by BVD.

               (4) BVD shall have complete discretion in determining the extent, if any, to which it will audit or check payments to BVD or press claims for amounts which, if collected, would become Defined Receipts.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        C.     Sales of All Rights

               (1) If BVD sells all its right, title and interest in the Picture (other than through merger or consolidation), Participant may elect that:

               (a) The net sum received by BVD shall constitute Defined Receipts hereunder but further income of purchaser would not be included in Defined Receipts, or,

               (b) The sum received by BVD shall not be included in Defined Receipts and all receipts and expenses (other than purchase price paid BVD) of the purchaser relating to the Picture shall be treated for purposes of accounting to Participant, as though they were receipts and expenses of BVD, provided that upon assumption by purchaser of such obligation, the sale shall be deemed a novation and BVD shall thereafter have no obligation of any kind to Participant.

               (2) Such election shall be made within 7 days after BVD notifies Participant in writing that it proposes to make such sale and identifies the purchaser and purchase price. Participant shall be deemed to have elected alternative (a) above, unless BVD receives written notice of Participant's election of alternative (b) above within 7 days after issuance of BVD's notice. If a price change subsequently occurs and it is substantial and adversely affects the elected alternative, the above procedure is to be repeated.

        D.     Assignment by Participant

        Participant may assign Participant's right to receive percentage compensation hereunder, at any time after the release of the Picture. However, BVD shall only be obligated to honor one such assignment, and then only if it is an assignment of all (as distinguished from part) of Participant's right to receive such percentage compensation thereafter. Nothing herein contained shall be deemed to preclude Participant from making a partial-assignment or to preclude the first assignee (of all of Participant's said right) from making a subsequent complete or partial assignment; however, BVD shall not be obligated to pay in accordance with any such partial or subsequent assignment unless a single person is designated as a disbursing agent, to whom BVD may make all such payments thereafter, regardless of any further assignment(s). BVD's obligation to pay in accordance with any such assignment, or designation of a disbursing agent, shall be further conditioned on BVD's receipt of written notice thereof, in form satisfactory to BVD. BVD's payment in accordance with any such assignment or designation shall be deemed to be the equivalent of payment to Participant hereunder. Participant's right to examine BVD's books of account shall not be assignable without BVD'S prior written consent. BVD shall have the right of first refusal with respect to any proposed assignment of Participant's right to receive percentage compensation hereunder and Participant shall notify BVD of terms of any such proposed assignment and BVD shall have 7 days within which to elect to accept such terms. Participant shall make no change in said terms adverse to Participant's own interest without giving BVD the opportunity to accept such other terms. The preceding two sentences shall not apply to family gifts or transfers by operation of law.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        E.     Litigation

        Participant waives any right which Participant may have at law or equity to revoke, terminate, diminish or enjoin any rights granted or acquired by BVD hereunder by reason of a claim which Participant may assert for non-payment of any monies claimed due and payable hereunder, it being agreed that Participant shall be limited to an action at law for any such monies granted.

        F.     Relationship

        Nothing herein contained shall be deemed to create a third party beneficiary agreement, nor a partnership or joint venture between BVD and Participant or make Participant BVD's agent or create a relationship between BVD and Participant other than creditor-debtor.

        G.     Headings

        Headings are for convenience only and are of no effect in construing the contents of this Agreement.

VIII.   DEFINITIONS

        A.     Applicable Distribution Fees

        The following applies for purposes of determining distribution fees under Paragraph III hereof:

               (1)    Theatrical

               Theatrical is exhibition in theatres, airlines, other transportation media, armed forces, V.A., Red Cross and similar institutional use.

               (2)    Free TV

               Free TV is as commonly understood in the Industry.

               (3)    "Flat Sale"

               Flat Sale is a license for theatrical exhibition of the Picture for a period in excess of two years for a territory or area in consideration of the payment of a specified amount not fixed by a percentage of receipts of such person. "Flat Sale" as used herein shall not apply to the customary manner in which pictures are licensed to certain exhibitors in the U.S. and Canada.

               (4)    Supplemental Markets

               Supplemental Markets is exhibition in pay, cable and subscription television, as well as audio-visual cassettes, discs and similar devices for transmission of audio and visual images, whether now known or hereafter devised.

        B.     Conversion




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Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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        The conversion of foreign currency into U.S. dollars shall be made at the spot rate of exchange applicable when remittances accountable hereunder are received by BVD in the U.S. during the applicable accounting period.

        C.     Film Rental

        Amounts received by BVD for the license or privilege to exhibit the Picture in any and all motion picture media including theatrical, free TV, nontheatrical exhibitions, cable or pay TV, videocassette or other audio-visual device and any other motion picture media, whether now known or hereafter devised, but excluding amounts received from flat sales, advance payments or security deposits (unless earned by exhibition or broadcast or forfeited), and refunds, rebates or adjustments granted other persons by BVD.

        D.     Defined Receipts

        Amounts are not deemed Defined Receipts or received unless paid in U.S. dollars in the U.S. or payable in a foreign currency which is not restricted and could be remitted in U.S. dollars to the U.S. if BVD in the exercise of reasonable discretion could do so. Defined Receipts from armed forces exhibitions shall be subject to the applicable distribution fees in Paragraph III.A hereof with respect to the territories where such exhibitions shall occur. Defined Receipts from airlines and other transportation media exhibitions shall be subject to the applicable distribution fees in Paragraph III.A hereof with respect to the territories where the agreements relating to such exhibition are entered into.

        E.     Here

        "Here" as prefix in words such as "hereof" and "hereunder" refers to this Exhibit "***".

        F.     Includes

        "Includes" (and equivalents "included" or "including") and "such as", are illustrative and not limitative.

        G.     Participant

        Person who has entered into this Agreement with BVD.

        H.     Person

        Any corporation, partnership or other business entity or natural person.

        I.     BVD

        For the purposes hereof, "BVD" means Buena Vista Pictures Distribution and the owned or controlled subsidiaries of The Walt Disney Company engaged in the business of distributing motion pictures for exhibition in theatres and for broadcasting over television stations but shall not include: any person distributing the Picture for purposes other than exhibition in theatres or for broadcasting by television stations; exhibitors or others who may actually exhibit the Picture to the public; radio or television broadcasters; cable end other pay television operators, and person transmitting the




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Picture to such operators by any method; wholesale distributors or retailers of video discs, videocassettes or similar devices; book or music publishers; phonograph record producers or distributors; merchandisers; or any other similar person, whether or not any of the foregoing excluded persons are owned, operated or controlled by BVD.

        J.     Restricted Funds

               (1) Amounts which would otherwise be included in Defined Receipts but which are not because they are payable in foreign currency and not received pursuant hereto due to remittance restrictions, are restricted. Such restricted amounts shall not be deemed Defined Receipts hereunder nor accounted for hereunder unless and until they have been received by BVD in U.S. dollars in the U.S. or unless used by BVD in the territory in which held.

               (2) As and when percentage compensation becomes payable to Participant under this Agreement, Participant may notify BVD in writing that Participant elects to require settlement of Participant's share of restricted funds remaining in any country outside the U.S. in the currency of such country. Such notice shall also include a designation of a bank or other representative in such country, to whom payment may be made for Participant's account. Such payment shall be made to such representative as and when Participant has obtained any required permission. Such payment shall be made at Participant's expense and shall, to the extent thereof, be deemed the equivalent of the inclusion in Defined Receipts of the restricted funds of which such payment represents Participant's share, and shall satisfy BVD's obligations to Participant with respect to such restricted funds and Participant's share thereof.

               (3) On Participant's written request, BVD shall report to Participant the amount of restricted funds (if any) which under this Paragraph VIII.J have not yet been included in Defined Receipts as of the closing date of the most recent statement which has then been furnished to Participant under Paragraph VI.D hereof.

        K.     Subdistributor

        A Subdistributor is a person other than BVD licensed by BVD for the distribution of the Picture in a specific area other than the U.S. Territory, with an obligation to report Defined Receipts and expenses to BVD regardless of whether based on a percentage or fixed basis. If and to the extent Paragraph III.D(a) applies, then the same shall be subject to the provisions of Paragraph VIII.J relating to restricted funds, and the licensing or other arrangement between BVD and each such Subdistributor shall be of no relevance hereunder.

        L.     Territory

        This is:

               (1) U.S. is the United States, together with any other countries which are licensed by or through the distributing organization(s) servicing the U.S. for BVD.

               (2) Canada is Canada and any other countries licensed by or through BVD's Canadian distribution organization or BVD's Subdistributor for Canada.




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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

               (3) The United Kingdom (U.K.) is United Kingdom of Great Britain and Northern Ireland, Republic of Ireland, Channel Islands, Isle of Man, Gibraltar, Malta, and ships and aircraft flying British flag, and British camps wherever situated.

               (4) Foreign is all countries (other than U.S., U.K. and Canada) and any other areas in the universe.

               (5) All foregoing references to countries include their territories and possessions, and political subdivisions.

        M.     This Agreement

        This Agreement is the agreement to which this exhibit is attached, this exhibit, and any other attached amendments, exhibits and schedules.





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "A"
                REFERRED TO IN PARAGRAPH II.A(7) OF EXHIBIT "***"

As to original music and/or lyrics written specifically for and synchronized in the Picture as generally released (the "Music"), and with respect to which BVD or a wholly-owned subsidiary of BVD (collectively referred to herein as "Company") shall have acquired the right to administer the music publishing; then, if Participant does not receive a share of publishing income (other than by reason of this Schedule "A"), a sixteen and two-thirds percent (16-2/3%) of the Net Publishing Income shall be included in the Defined Receipts of the Picture, without the application of distribution fees. "Net Publishing Income", as used herein, shall mean the "aggregate fees" (as that term is defined below) less the following in the following order:

               (i) Ten Percent (10%) of such aggregate fees, as and for an administration fee to Company;

               (ii) Royalties or other monies payable by Company to the composer(s) and/or lyricist(s) of the Music;

               (iii) All additional shares of such aggregate fees payable by Company to such composer(s), lyricist(s) and/or any other third party copublishers, administrators or other participants;

               (iv) Collection of other fees customarily and actually charged by The Harry Fox Agency, Inc., or any other collection agent which may be used by the Company;

               (v) Copyright registration fees and the costs of transcribing for lead sheets; and

               (vi) All other administrative and exploitative expenses incurred with respect to the Music, including, without limitation, the costs of producing demonstration records, advertising and promotion expenses, costs or amounts payable to third-party publishers, co-publishers, administrators, publishing participants, subpublishers, licensees, trustees or collection agents, attorneys' and accountants' fees directly related to the Music, and damages and expenses incurred by reason of infringement claims, but excluding rents, overhead, salaries and other similar general expenses.

        For the purposes of the foregoing computation, "aggregate fees" shall mean monies actually received by Company for its own account (i.e., net of any amounts paid directly to or retained by any third party who has any rights to such income) in the United States in United States currency, for mechanical reproductions and printed copies of the Music, and from performing rights societies with respect to the Music. Excluded from such "aggregate fees" shall be any advance, guarantee or minimum royalty payment received by Company in connection with any sub-publishing, collection, licensing or other agreement, unless such payment is solely and specifically attributable to the Music, or until (and to the extent) earnings have been credited there against in reports to the Company.




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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                        BUENA VISTA PICTURES DISTRIBUTION
                                MUSIC PUBLISHING
                          SCHEDULE "A" TO EXHIBIT "***"





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "B"
                REFERRED TO IN PARAGRAPH II.A(7) OF EXHIBIT "***"

        1. SOUNDTRACK RECORDS. If Participant (other than by reason of this Schedule "B") is not entitled to receive any royalties in respect of "phonorecords" (as that term is defined in the U.S. Copyright Act of 1976, 17 U.S.C. Sections 101, et seq.) derived from the soundtrack of the Picture, then, if BVD shall have all rights to the use and exploitation of the soundtrack of the Picture in phonorecords, and in the event that BVD causes a soundtrack album of the Picture (the "LP") to be distributed in phonorecord form (which BVD is in no way obligated to do), BVD agrees that the following royalties shall be included in Defined Receipts of the Picture:

        Either BVD's net royalty (after deduction of all third party royalties; the "Net LP Royalty") derived from sales of the LP, or (if the LP is distributed by an affiliate of BVD) a royalty of 2-1/2% of 90% of the suggested retail price for United States normal, top line, full price, retail net sales of such LP, and a royalty for all other sales reduced in the same proportion as the overall royalty payable under the agreement between BVD and the distributor of such LP (the "Distributor") is reduced for the sales involved. All other aspects of said royalty (including, without limitation, packaging deductions, free goods, reserves, etc.) shall be defined, computed, reduced and paid in the same manner and on the same basis as is the overall royalty under the agreement between BVD and the Distributor. In either case said royalties shall be included only in respect of sales occurring after the recoupment therefrom of a pro-rata share of: (a) all recording costs of the selections from the Picture embodied in the LP; (b) any re-recording costs of selections in the Picture which are re-recorded for the LP; and (c) all costs of converting the selections in the Picture from motion picture recordings to phonograph record use (including, without limitation, re-recording costs, reuse fees, editing, sweetening, etc.). The pro-rata share of said costs which is recoupable shall be a fraction thereof in which the numerator is either the Net LP Royalty or 2-1/2 (as applicable), and in which the denominator is the aggregate royalties payable (or accruable against advances or other charges) by BVD in respect of the LP (including, without limitation, royalties payable to artists, producers, record companies, film personnel and music supervisors, the royalty payable pursuant to this Schedule "B", etc.). Notwithstanding the foregoing, no royalties shall be included hereunder for any so-called "storyteller" or "read-along" phonorecords or for any phonorecords embodied in other merchandise.

        2. MERCHANDISING/PUBLISHING. If Participant does not otherwise share in receipts from this source, then:

        (A) With respect to items which are sold by a licensee of BVD or licensee of a BVD Affiliate, the royalties BVD (or BVD Affiliate, if applicable) receives from the exercise of merchandising (including interactive games and other products and services) and book publication rights (including children's storytelling recordings, as distinguished from soundtrack records, but excluding souvenir programs and similar publications) shall be included in Defined Receipts of the Picture after first deducting (i) BVD's distribution fee of fifty percent (50%) (sixty-five percent [65%] for such receipts derived outside the U.S.); and (ii) out-of-pocket costs and royalties to third parties; or

        (B) With respect to items of merchandise (including interactive games and other products and services) which BVD or a BVD Affiliate purchases, manufactures or otherwise acquires for resale at the wholesale or retail level by BVD or a BVD Affiliate, at BVD's election




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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

either: (i) an amount equal to seven (7%) of the wholesale price of such items sold by BVD or BVD Affiliate at the wholesale level (less a reasonable allowance for returns); or (ii) an amount equal to seven percent (7%) of fifty percent (50%) of the gross retail revenues of such items sold by BVD or BVD Affiliate at the retail level (less a reasonable allowance for returns); shall be included in Defined Receipts of the Picture after first deducting (a) BVD's distribution fee of fifty percent (50%) (sixty-five percent [65%] for such receipts derived outside the U.S.) inclusive of subdistributor fees (but BVD's distribution fee shall be fifteen percent [15%] with respect to any book novel licensed by BVD based on the Picture, plus subdistributor's fees with respect thereto); and (b) out-of pocket costs and royalties to third parties.

In no event shall any items of merchandise be treated as falling under both provisions (A) or (B) above.










                        BUENA VISTA PICTURES DISTRIBUTION
                   SOUNDTRACK RECORDS/MERCHANDISING/PUBLISHING
                          SCHEDULE "B" TO EXHIBIT "***"




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "C"
                REFERRED TO IN PARAGRAPH II.A(7) OF EXHIBIT "***"

        All royalties received by BVD from and as accounted thereto by any third party from the manufacture and/or distribution of audio-visual cassettes, video discs and all electronic and/or optical storage and/or transmission formats, any analog or digital reproductions, or any similar device and/or format embodying the Picture now known or hereafter devised ("Video Devices"), less royalties payable to third parties, shall be included in the Defined Receipts. To the extent BVD grants to its subsidiary or affiliated company the right to manufacture and distribute such Video Devices, then there shall be included in the Defined Receipts of the Picture a royalty in an amount equal to 20% of the sums actually received by such subsidiary or affiliated company (less taxes, credits and returns) from its distribution thereof by virtue of the aforesaid grant of such rights.










                        BUENA VISTA PICTURES DISTRIBUTION
                                  VIDEO DEVICES
                         SCHEDULE "C"' TO EXHIBIT "***"





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "D"
                 REFERRED TO IN PARAGRAPH VII.B OF EXHIBIT "***"

        BVD, or its assignees, may in their sole discretion license pay television rights to the Picture exclusively to The Disney Channel upon financial terms consistent with prices generally paid by The Disney Channel for other similar motion pictures.
















                        BUENA VISTA PICTURES DISTRIBUTION
                      CONTROL OF DISTRIBUTION AND MARKETING
                          SCHEDULE "D" TO EXHIBIT "***"





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  EXHIBIT "***"

This Exhibit is attached to and made part of the Agreement dated as of October 22, 1998 between BUENA VISTA PICTURES DISTRIBUTION ("BVD") and SPYGLASS ENTERTAINMENT GROUP, L.P. ("Participant") relating to such project(s) or production(s) described therein (the "Picture") to be distributed by BVD and as to which this Exhibit is referenced.

                          ----------------------------
                          NOTE: PLEASE READ CAREFULLY
                          ----------------------------

THIS EXHIBIT "***" IS TO BE USED SOLELY FOR THE DEFINITION, COMPUTATION, ACCOUNTING AND PAYMENT (IF ANY, PURSUANT TO THE TERMS HEREOF) OF SPECULATIVE CONTINGENT COMPENSATION AS PROVIDED FOR IN THE AGREEMENT. WORDS AND TERMS USED IN CONNECTION WITH PARTICIPANT'S CONTINGENT PARTICIPATION, IF ANY, ARE USED SOLELY FOR THE CONVENIENCE OF DRAFTING AND ARE INTENDED TO BE UNDERSTOOD AND APPLIED ONLY AS DEFINED AND USED IN THE AGREEMENT AND EXHIBITS THERETO. SPECIFICALLY, SAID WORDS AND TERMS AND ALL OTHER DEFINED TERMS HEREIN ARE NOT INTENDED TO CORRESPOND TO ANY CONVENTIONAL UNDERSTANDING OR DICTIONARY DEFINITION OF SUCH WORDS AND TERMS, WHETHER USED IN THE ENTERTAINMENT INDUSTRY OR ANY OTHER INDUSTRY OR BUSINESS. MOREOVER, PARTICIPANT UNDERSTANDS THAT THE WORDS AND TERMS USED HEREIN ARE NOT INTENDED TO CORRESPOND IN ANY WAY TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), OR ANY OTHER MEANINGS THEREOF, WHICH MAY BE ASSOCIATED WITH THE PRACTICES OF ACCOUNTING OR AUDITING. THE PARTIES UNDERSTAND THAT THE FEES AND CHARGES DESCRIBED HEREIN MAY NOT BEAR ANY RELATIONSHIP TO ACTUAL EXPENDITURES INCURRED BY BVD OR ITS AFFILIATES. PARTICIPANT ACKNOWLEDGES THAT THERE IS NO GUARANTEE WHATSOEVER THAT ANY SUMS WILL BE GENERATED AND/OR BECOME PAYABLE TO PARTICIPANT IN CONNECTION WITH PARTICIPANT'S CONTINGENT PARTICIPATION AS PROVIDED IN THE AGREEMENT AND DEFINED HEREIN, REGARDLESS OF THE LEVEL OF INCOME, REVENUES, PROFITS AND/OR RECEIPTS, IF ANY, THAT BVD OR ANY DISTRIBUTOR OR EXHIBITOR REALIZES FROM THE EXPLOITATION OF THE PICTURE. RATHER, THE PARTIES SPECIFICALLY AGREE THAT PARTICIPANT SHALL BE ENTITLED ONLY TO SUCH SUMS, IF ANY, AS MAY BECOME PAYABLE IN ACCORDANCE WITH THE TERMS HEREOF. PARTICIPANT EXPRESSLY ACKNOWLEDGES THAT THE TERMS OF THE AGREEMENT AND THIS EXHIBIT "***" HAVE BEEN SPECIFICALLY NEGOTIATED BY PARTICIPANT'S REPRESENTATIVES AND THAT PARTICIPANT HAS A FULL UNDERSTANDING OF THE TERMS OF THE AGREEMENT AND THIS EXHIBIT "***", AND THAT NO REPRESENTATIONS WHATSOEVER HAVE BEEN MADE TO PARTICIPANT TO THE CONTRARY, OTHER THAN THOSE WHICH MAY HAVE BEEN SET FORTH IN WRITING AND EXECUTED BY ALL THE PARTIES TO THE AGREEMENT.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                        TABLE OF CONTENTS - EXHIBIT "***"

I.      DEFINED RECEIPTS
        A.     Sources
        B.     Defined Receipts Exclusions
        C.     Deductions From Defined Receipts
               (1)    Conversion
               (2)    Checking
               (3)    Collections
               (4)    Residuals
               (5)    Trade Dues
               (6)    Licenses
               (7)    Taxes
               (8)    Theatre Level Advertising
        D.     Participant's Percentage Compensation

II.     ACCOUNTING
        A.     General
        B.     Books
        C.     Withholdings
        D.     Statements
        E.     Incontestability
        F.     Address
        G.     Reserves
        H.     Tax Credits
        I.     Creditor/Debtor

III.    MISCELLANEOUS
        A.     No Representation
        B.     Control Of Distribution And Marketing
        C.     Sale Of All Rights
        D.     Assignment By Participant
        E.     Third Party Beneficiary
        F.     Headings
        G.     Litigation

IV.     DEFINITIONS
        A.     Conversion
        B.     Film Rental
        C.     Defined Receipts
        D.     Here
        E.     Includes
        F.     Participant
        G.     Person
        H.     BVD
        I.     Restricted Funds




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        J.     Subdistributor
        K.     Territory
        L.     This Agreement





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

I.      DEFINED RECEIPTS

        A.     Sources

               For accounting purposes, Defined Receipts means all receipts received by BVD on behalf of the Picture as:

               (1) BVD Film Rental..

               (2) Film rental from Subdistributors.

               (3) Receipts from Flat Sale(s).

               (4) Receipts (less all costs) from copyright infringers..

               (5) Receipts from theatre box office operated by BVD (such as in four-wall or roadshow exhibitions) to the extent receipts from all such engagements taken as a whole exceed costs incurred for all such engagements.

               (6) Subsidies or prizes provided that if use of such amounts is a condition to receipt thereof, such amount is not included until actually used.

               (7) Royalties as more fully set forth in Schedules A (Music), B (Soundtrack Records, Merchandising/ Publishing), and C (Video Devices), which are attached hereto and incorporated herein by this reference.

        B.     Defined Receipts Exclusions

        Notwithstanding anything in this Agreement to the contrary, the following are not included in Defined Receipts:

               (1) Box office receipts of any theatre or other exhibitors (except as specified in Paragraph I.A.(5) hereof); and receipts of: broadcasters and other transmitters including, but not limited to, radio and television (TV), e.g., both "free" and "pay"; book or music publishers; wholesale or retail distributors, licensors or sellers of audio visual cassettes, video discs or any similar devices hereafter devised; record or tape producers, distributors or stores; merchandisers; or any other similar person; whether or not any or all of such foregoing excluded persons ere owned, operated or controlled by BVD.

               (2) Amounts collected as taxes or for payment of taxes such as admission, sales, use or value added taxes. such as .

               (3) Film rental contributed to charitable organizations.

               (4) Receipts from remakes, sequels, TV series or other derivative uses of Picture or any element thereof other than as specified in Paragraph I.A.(7) hereof.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

               (5) Salvage value or receipts derived from print stocks, stock footage, stills, props, sets, wardrobe, or other items included in negative cost. Notwithstanding the foregoing, any sums received from the sale of cars purchased specifically in connection with the Picture and sold after completion of photography shall be included in the Defined Receipts of the Picture.

        C.     Deductions From Defined Receipts

               BVD shall deduct and retain for its own account from Defined Receipts the aggregate of the following costs, expenses and charges (costs) paid or incurred, directly or indirectly, by BVD or a Subdistributor thereof:

               (1)    Conversion

               Costs, discounts and expenses incurred in obtaining remittances of receipts to the U.S., including costs of contesting imposition of restrictions which result in restricted funds.

               (2)    Checking

               Checking theatre attendance and receipts and investigating unauthorized usage of Picture, whether payable to or incurred by BVD employees or other persons.

               (3)    Collections

               Costs incurred in connection with collection of Defined Receipts, including attorney and auditor fees and costs and liability incurred by BVD in connection therewith.

               (4)    Residuals

               All costs incurred and payments required under applicable collective bargaining agreements by reason of or as a condition to use or exhibition of the Picture on television or in any other media. To the extent such payments are made to or on behalf of Participant, such payments shall be deemed a credit against any percentage compensation payable to Participant hereunder to the extent not prohibited by the applicable collective bargaining agreement. Any payments made to Participant hereunder prior to payment of residuals are deemed a credit against such residuals to the extent not prohibited by the applicable collective bargaining agreement. In neither event may credit, when applicable, be deducted a second time against Participant.

               (5)    Trade Dues

               Allocable portion of dues, assessments, including legal fees and costs and contributions to the MPAA, AMPTP or similarly constituted or substitute persons throughout the world (including legal fees to counsel respecting anti-trust matters).

               (6)    Licenses

               All licenses, duties, fees or any other amounts required to permit use of Picture.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

               (7)    Taxes

               Taxes and governmental fees of any nature and however characterized, including costs of contesting, interest and penalties thereon (other than BVD or sub-distributor corporate income taxes), imposed directly or indirectly on the Picture or any part thereof or on the Defined Receipts or the license, distribution or exhibition of the Picture, or collection, conversion or remittance of monies connected therewith.

               (8)    Theatre Level Advertising

               "Theatre Level Advertising Expenses" shall mean all payments made, sums expended or credits allowed by BVD in connection with advertising and exploitation at the theatre level (whether or not BVD shares with the exhibitor the cost of such advertising and exploitation). "Theatre Level Advertising" shall include, but not be limited to, advertising in newspapers, on radio and television, personal appearances by actors and other production personnel in connection with or for the Picture, salaries and expenses of BVD's publicity-advertising personnel and field exploitation persons, all of which shall be appropriately allocated to the Picture to the extent that such expenses shall be paid or incurred in connection with advertising at the theatre level.

               D.     Participant's Percentage Compensation

               After applying the foregoing on a continuing basis, the balance shall be the Defined Receipts hereunder in computing the percentage compensation which may be due Participant under this Agreement.

II.     ACCOUNTING

        A.     General

               BVD shall render statements to Participant showing in summary form the appropriate calculations relating to treatment of Defined Receipts. Such statements may be on billing or collection basis as BVD may elect from time to time. Whenever Defined Receipts are derived or applicable costs incurred in connection with transactions involving the Picture and other motion pictures, BVD shall allocate the same based on its reasonable opinion and with respect to trailers and shorts utilized with the Picture outside of the U.S. and Canada, 3% of such receipts for trailers and 5% thereof for shorts shall be conclusively deemed reasonable with respect thereto.

        B.     Books

               BVD shall keep books of account at its Burbank office with respect to the distribution of the Picture. Said books, to the extent they have not become incontestable or have not been previously examined, may be examined at Participant's expense once in each 12-month period (the first of which commences upon issuance of the first statement hereunder) by a national firm of reputable CPAs, the selection of which is subject to BVD's approval not to be unreasonably withheld. No such examination may continue beyond a period of 30 days after commencement thereof. A copy of the report of such examination shall be delivered to BVD at such time as it is made available to Participant. Notwithstanding anything contained in this Agreement, Participant




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

shall have no right to inspect or copy any tax return of BVD or any Subdistributor, or any affiliate thereof, or require the production of any such tax return or any information contained therein.

        C.     Withholdings

               All amounts payable to Participant under this Agreement shall be subject to all laws and regulations now or hereafter in existence requiring the reporting, deduction or withholding of payments for income or other taxes payable by or assessable against Participant. BVD shall have the right to make such deductions and withholdings, and the payment or reporting thereof to the governmental agency concerned in accordance with BVD's good faith determination of such laws and regulations shall constitute payment hereunder to Participant, and BVD shall not be liable to Participant for the making of such reports, deductions and/or withholdings or the payment thereof to the governmental agency concerned. In any such event, Participant shall make and prosecute any and all claims which it may have (and which it desires to make and prosecute) with respect to the same directly with the governmental agency having jurisdiction thereof.

        D.     Statements

               BVD shall give Participant quarterly statements relating to the distribution of the Picture for the first 2 years after the date established by BVD and reflected in its records in its usual fashion as the date of first general release of the Picture in the U.S. After expiration of such period, statements shall be given semi-annually for the next 2 years and then annually (if any compensation is payable to Participant) hereunder or if none due, then on Participant's written request, provided such request is not effective unless made at least 1 year after the last such request or statement. Such statements shall be for the applicable accounting period and be given within 90 days thereafter and accompanied with payment of the amount, if any, shown due Participant.

               If the Picture is generally reissued in the U.S. theatrically, then BVD shall resume quarterly statements for one year from the date of such reissue.

        E.     Incontestability

               Statements shall be subject to correction or amendment at any time. BVD shall keep the books of account referred to in Paragraph II.B. above for at least 24 months after the last transaction reflected in statement for the first time. Each statement shall be deemed conclusively correct and binding on Participant as to the transactions reflected therein for the first time on the expiration of a period of 24 months after the date sent. The inclusion of any item from a prior statement on a subsequent statement shall not render such prior-appearing item contestable or recommence the running of the applicable 24-month period with respect thereto. If Participant serves written notice on BVD within the applicable 24-month period, objecting in specific detail to particular items and stating the nature of the objection, then insofar as such specified items are concerned, such statements shall not be deemed conclusively correct and binding. If Participant's objections are not resolved amicably, Participant may maintain or institute an action with respect to an objection raised and not resolved amicably if commenced before the end of 6 months after the expiration of said 24-month period or prior to the expiration of the period of the applicable statute of limitations established by law as to such transactions or items, whichever first occurs. BVD's




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

books of account and all supporting documentation need not be retained and may be destroyed after the expiration of said 24-month period unless Participant has duly objected prior thereto and instituted an action as herein provided.

        F.     Address

               All statements shall be deemed sent when mailed to Participant at the then current address for notices under this Agreement.

        G.     Reserves

               BVD shall have the right to establish appropriate reserves and adjust same from time to time for any costs, uncollected accounts or other items which BVD reasonably anticipates will be deductible from Defined Receipts hereunder. BVD agrees to liquidate any reserves hereunder within a reasonable period of time.

        H.     Tax Credits

               BVD shall have the sole right to take the full amount of whatever credits (including without limitation investment tax credits), deductions or other benefits that may be available to them throughout the world, with respect to taxes and excises payable with respect to the Picture or any activity related thereto, without any accounting, credit or payment obligation to Participant.

        I.     Creditor-Debtor

               There is a Creditor-Debtor relationship between BVD and Participant with respect to payment of amounts due Participant hereunder and nothing contained herein shall be construed to create an agency, trust or fiduciary obligation with respect to such amounts or to prevent BVD from commingling any such amounts with any other funds or give Participant a lien on the Picture and Participant waives any right to claim to the contrary. BVD's obligation to pay Participant hereunder shall not bear interest nor entitle Participant to gains which may accrue to such funds prior to payment to Participant.

III.    MISCELLANEOUS

        A.     No Representation

               BVD has no obligation to distribute the Picture, and if it does so, Participant acknowledges that BVD has not made any representations with respect to the likelihood or amount of Defined Receipts, if any, which will or may be derived from distribution of the Picture.

        B.     Control of Distribution and Marketing

               (1) As between BVD and Participant, BVD shall have exclusive and perpetual control of the distribution, marketing, advertising, publicizing, exploitation, sale, or other




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

disposition of the Picture and may distribute, or withhold or withdraw the Picture from distribution at its sole discretion with respect to one or more countries or media. BVD may distribute the Picture with other pictures whether or not BVD has any ownership interest or participation in such other pictures.

               (2) BVD owns all rights to the Picture and its Defined Receipts, including the right to hypothecate them, and Participant shall have no right, title, or interest therein except nothing specified in this Paragraph III.B(2) shall release BVD from making payments to Participant to the extent required hereunder.

               (3) BVD can make percentage or flat sales and grant others rights to distribute the Picture on terms determined by BVD and may make and cancel contracts, adjust and settle disputes, and give allowances and rebates to distributors, licensees, exhibitors or other persons whether or not any such entity is owned, operated, or controlled by BVD.

               (4) BVD shall have complete discretion in determining the extent, if any, to which it will audit or check payments to BVD or press claims for amounts which, if collected, would become Defined Receipts.

        C.     Sale of All Rights

               (1) If BVD sells all its right, title and interest in the Picture (other than through merger or consolidation), Participant may elect that:

               (a) The net sum received by BVD shall constitute Defined Receipts hereunder but further income of purchaser would not be included in Defined Receipts, or,

               (b) the sum received by BVD shall not be included in Defined Receipts, and all receipts and expenses (other than purchase price paid BVD) of the purchaser relating to the Picture shall be treated for purposes of accounting to Participant, as though they were receipts and expenses of BVD, provided that upon assumption by purchaser of such obligation, the sale shall be deemed a novation and BVD shall thereafter have no obligation of any kind to Participant.

               (2) Such election shall be made within 7 days after BVD notifies Participant in writing that it proposes to make such sale and identifies the purchaser and purchase price. Participant shall be deemed to have elected alternative (a) above, unless BVD receives written notice of Participant's election of alternative (b) above within 7 days after issuance of BVD's notice. If a price change subsequently occurs and it is substantial and adversely effects the elected alternative, the above procedure is to be repeated.

        D.     Assignment by Participant

               Participant may assign Participant's right to receive percentage compensation hereunder, at any time after the release of the Picture. However, BVD shall only be obligated to honor one such assignment, and then only if it is an assignment of all (as distinguished from part) of Participant's right to receive such percentage compensation thereafter. Nothing herein contained




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

shall be deemed to preclude Participant from making a partial assignment or to preclude the first assignee (of all of Participant's said right) from making a subsequent complete or partial assignment; however, BVD shall not be obligated to pay in accordance with any such partial or subsequent assignment unless a single person is designated as a disbursing agent, to whom BVD may make all such payments thereafter, regardless of any further assignment(s). BVD's obligation to pay in accordance with any such assignment, or designation of a disbursing agent, shall be further conditioned on BVD's receipt of written notice thereof, in form satisfactory to BVD. BVD's payment in accordance with any such assignment or designation shall be deemed to be the equivalent of payment to Participant hereunder. Participant's right to examine BVD's books of account shall not be assignable without BVD's prior written consent. BVD shall have the right of first refusal with respect to any proposed assignment of Participant's right to receive percentage compensation hereunder, and Participant shall notify BVD of terms of any such proposed assignment, and BVD shall have 7 days within which to elect to accept such terms. Participant shall make no change in said terms adverse to Participant's own interest without giving BVD the opportunity to accept such other terms. The preceding two sentences shall not apply to family gifts or transfers by operation of law.

        E.     Third Party Beneficiary

               Nothing herein contained shall be deemed to create a third party beneficiary agreement, nor a partnership or joint venture between BVD and Participant or make Participant BVD's agent or create a relationship between BVD and Participant other than creditor-debtor.

        F.     Headings

               Headings are for convenience only and are of no effect in construing the contents of this Agreement.

        G.     Litigation

               Participant waives any right which Participant may have at law or equity to revoke, terminate, diminish, or enjoin any rights granted or acquired by BVD hereunder by reason of a claim which Participant may assert for non-payment of any monies claimed due and payable hereunder and being agreed that Participant shall be limited to an action at law for any such monies.

II.     DEFINITIONS

        A.     Conversion

               The conversion of foreign currency into U.S. dollars shall be made at the spot rate of exchange applicable when remittances accountable hereunder are received by BVD in the U.S. during the applicable accounting period.

        B.     Film Rental

               Amounts received by BVD for the license or privilege to exhibit the Picture in any and all motion picture media, including theatrical, free TV, nontheatrical exhibitions, cable or pay




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

TV, video cassette or other audio-visual device and any other motion picture media, whether now known or hereafter devised, but excluding amounts received from flat sales, advance payments or security deposits (unless earned by exhibition or broadcast or forfeited), and refunds, rebates, or adjustments granted other persons by BVD.

        C.     Defined Receipts

               Amounts are not deemed Defined Receipts or received unless paid in U.S. dollars in the U.S. or payable in a foreign currency which is not restricted and could be remitted in U.S. dollars to the U.S., if BVD, in the exercise of reasonable discretion, could do so.

        D.     Here

               "Here" as prefix in words such as "hereof" and "hereunder" refers to this Exhibit "***".

        E.     Includes

               "Includes" (and equivalents "included" or "including") and "such as" are illustrative and not limitative.

        F.     Participant

               Person who has entered into this Agreement with BVD.

        G.     Person

               Any corporation, partnership, or other business entity or natural person.

        H.     BVD

               For the purposes hereof, "BVD" means Buena Vista Pictures Distribution and the owned or controlled subsidiaries of The Walt Disney Company engaged in the business of distributing motion pictures for exhibition in theatres and for broadcasting over television stations but shall not include: any person distributing the Picture for purposes other than exhibition in theatres or for broadcasting by television stations; exhibitors or others who may actually exhibit the Picture to the public; radio or television broadcasters; cable and other pay television operators and persons transmitting the Picture to such operators by any method; wholesale distributors or retailers of video discs, video cassettes or similar devices; book or music publishers; phonograph record producers or distributors; merchandisers; or any other similar person, whether or not any of the foregoing excluded persons are owned, operated or controlled by BVD.

        I.     Restricted Funds

               (1) Amounts which would otherwise be included in Defined Receipts but which are not because they are payable in foreign currency and not received pursuant hereto due to remittance restrictions, are restricted. Such restricted amounts shall not be deemed Defined




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Receipts hereunder nor accounted for hereunder unless and until they have been received by BVD in U.S. dollars in the U.S. or unless used by BVD in the territory in which held.

               (2) As and when percentage compensation becomes payable to Participant under this Agreement, Participant may notify BVD in writing that Participant elects to require settlement of Participant's share of restricted funds remaining in any country outside the U.S. in the currency of such country. Such notice shall also include a designation of a bank or other representative in such country, to whom payment may be made for Participant's account. Such payment shall be made to such representative as and when Participant has obtained any required permission. Such payment shall be made at Participant's expense and shall, to the extent thereof, be deemed the equivalent of the inclusion in Defined Receipts of the restricted funds of which such payment represents Participant's share, and shall satisfy BVD's obligations to Participant with respect to such restricted funds and Participant's share thereof.

               (3) On Participant's written request, BVD shall report to Participant the amount of restricted funds (if any) which under this Paragraph IV.I(3) have not yet been included in Defined Receipts as of the closing date of the most recent statement which has then been furnished to Participant under Paragraph II.D. hereof.

        J.     Subdistributor

               A Subdistributor is a person other than BVD licensed by BVD for the distribution of the Picture in a specific area other than the U.S. Territory, with an obligation to report Defined Receipts and expenses to BVD regardless of whether based on a percentage or fixed basis. Subject to the provisions of Paragraph IV.I. relating to restricted funds, all such Subdistributor's receipts and expenses shall be treated as though the same were receipts and expenses of BVD and the licensing or other arrangement between BVD and each such subdistributor shall be of no relevance hereunder.

        K.     Territory

               This is:

               (1) U.S. is the United States, together with any other countries which are licensed by or through the distributing organization(s) servicing the U.S. for BVD.

               (2) Canada is Canada and any other countries licensed by or through BVD's Canadian distribution organization or BVD's Subdistributor for Canada.

               (3) The United Kingdom (U.K.) is United Kingdom of Great Britain and Northern Ireland, Republic of Ireland, Channel Islands, Isle of Man, Gibraltar, Malta, and ships and aircraft flying British flag and British camps wherever situated.

               (4) Foreign is all countries (other than U.S., U.K. and Canada) and any other areas in the universe.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

               (5) All foregoing references to countries include their territories and possessions and political subdivisions.

        L.     This Agreement

               This Agreement is the agreement to which this exhibit is attached, this exhibit, and any other attached amendments, exhibits and schedules.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "A"
                REFERRED TO IN PARAGRAPH I.A(7) OF EXHIBIT "***"

        As to original music and/or lyrics written specifically for and synchronized in the Picture as generally released (the "Music"), and with respect to which BVD or a wholly-owned subsidiary of BVD (collectively referred to herein as "Company") shall have acquired the right to administer the music publishing; then, if Participant does not receive a share of publishing income (other than by reason of this Schedule "A"), a sixteen and two-thirds percent (16-2/3%) of the Net Publishing Income shall be included in the Defined Receipts of the Picture, without the application of distribution fees. "Net Publishing Income", as used herein, shall mean the "aggregate fees" (as that term is defined below) less the following in the following order:

               (i) Ten Percent (10%) of such aggregate fees, as and for an administration fee to Company;;

               (ii) Royalties or other monies payable by Company to the composer(s) and/or lyricist(s) of the Music;;

               (iii) All additional shares of such aggregate fees payable by Company to such composer(s), lyricist(s) and/or any other third party co publishers, administrators or other participants;;

               (iv) Collection of other fees customarily and actually charged by The Harry Fox Agency, Inc., or any other collection agent which may be used by the Company;

               (v) Copyright registration fees and the costs of transcribing for lead sheets; and

               (vi) All other administrative and exploitative expenses incurred with respect to the Music, including, without limitation, the costs of producing demonstration records, advertising and promotion expenses, costs or amounts payable to third-party publishers, co-publishers, administrators, publishing participants, subpublishers, licensees, trustees or collection agents, attorneys' and accountants' fees directly related to the Music, and damages and expenses incurred by reason of infringement claims, but excluding rents, overhead, salaries and other similar general expenses.

        For the purposes of the foregoing computation, "aggregate fees" shall mean monies actually received by Company for its own account (i.e., net of any amounts paid directly to or retained by any third party who has any rights to such income) in the United States in United States currency, for mechanical reproductions and printed copies of the Music, and from performing rights societies with respect to the Music. Excluded from such "aggregate fees" shall be any advance, guarantee or minimum royalty payment received by Company in connection with any sub-publishing, collection, licensing or other agreement, unless such payment is solely and specifically attributable to the Music, or until (and to the extent) earnings have been credited thereagainst in reports to Company.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                        BUENA VISTA PICTURES DISTRIBUTION
                                      MUSIC
                          SCHEDULE "A" TO EXHIBIT "***"





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "B"
                REFERRED TO IN PARAGRAPH I.A(7) OF EXHIBIT "***"

        1. SOUNDTRACK RECORDS. If Participant (other than by reason of this Schedule "B") is not entitled to receive any royalties in respect of "phonorecords" (as that term is defined in the U.S. Copyright Act of 1976, 17 U.S.C. Sections 101, et. seq.) derived from the soundtrack of the Picture, then, if BVD shall have all rights to the use and exploitation of the soundtrack of the Picture in phonorecords, and in the event that BVD causes a soundtrack album of the Picture (the "LP") to be distributed in phonorecord form (which BVD is in no way obligated to do), BVD agrees that the following royalties shall be included in Defined Receipts of the Picture:

        Either BVD's net royalty (after deduction of all third party royalties; the "Net LP Royalty") derived from sales of the LP, or (if the LP is distributed by an affiliate of BVD ) a royalty of 2-1/2% of 90% of the suggested retail price for United States normal, top line, full price, retail net sales of such LP, and a royalty for all other sales reduced in the same proportion as the overall royalty payable under the agreement between BVD and the distributor of such LP (the "Distributor") is reduced for the sales involved. All other aspects of said royalty (including, without limitation, packaging deductions, free goods, reserves, etc.) shall be defined, computed, reduced and paid in the same manner and on the same basis as is the overall royalty under the agreement between BVD and the Distributor. In either case said royalties shall be included only in respect of sales occurring after the recoupment therefrom of a pro-rata share of: (a) all recording costs of the selections from the Picture embodied in the LP; (b) any re-recording costs of selections in the Picture which are re-recorded for the LP; and (c) all costs of converting the selections in the Picture from motion picture recordings to phonograph record use; (including, without limitation, re-recording costs, reuse fees, editing, sweetening, etc.). The pro-rata share of said costs which is recoupable shall be a fraction thereof in which the numerator is either the Net LP Royalty or 2-1/2 (as applicable), and in which the denominator is the aggregate royalties payable (or accruable against advances or other charges) by BVD in respect of the LP (including, without limitation, royalties payable to artists, producers, record companies, film personnel and music supervisors, the royalty payable pursuant to this Schedule "B",, etc.). Notwithstanding the foregoing, no royalties shall be included hereunder for any so-called "storyteller" or "read-along" phonorecords or for any phonorecords embodied in other merchandise.

        2. MERCHANDISING/PUBLISHING. If Participant does not otherwise share in receipts from this source, then:

        (A) With respect to items which are sold by a licensee of BVD or licensee of a BVD Affiliate, the royalties BVD (or BVD Affiliate, if applicable) receives from the exercise of merchandising (including interactive games and other products and services) and book publication rights (including children's storytelling recordings, as distinguished from soundtrack records, but excluding souvenir programs and similar publications) shall be included in Defined Receipts of the Picture after first deducting (i) BVD's distribution fee of fifty percent (50%) (sixty-five percent [65%] for such receipts derived outside the U.S.); and (iii) out-of-pocket costs and royalties to third parties;; or




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        (B) With respect to items of merchandise (including interactive games and other products and services) which BVD or a BVD Affiliate purchases, manufactures or otherwise acquires for resale at the wholesale or retail level by BVD or a BVD Affiliate, at BVD's election either: (i) an amount equal to seven (7%) of the wholesale price of such items sold by BVD or BVD Affiliate at the wholesale level (less a reasonable allowance for returns); or (ii) an amount equal to seven percent (7%) of fifty percent (50%) of the gross retail revenues of such items sold by BVD or BVD Affiliate at the retail level (less a reasonable allowance for returns); shall be included in Defined Receipts of the Picture after first deducting (a) BVD's distribution fee of fifty percent (50%) (sixty-five percent [65%] for such receipts derived outside the U.S.) inclusive of subdistributor fees (but BVD's distribution fee shall be fifteen percent [15%] with respect to any book novel licensed by BVD based on the Picture, plus subdistributor's fees with respect thereto); and (b) out-of pocket costs and royalties to third parties.

        In no event shall any items of merchandise be treated as falling under both provisions (A) or (B) above.




                        BUENA VISTA PICTURES DISTRIBUTION
                   SOUNDTRACK RECORDS/MERCHANDISING/PUBLISHING
                          SCHEDULE "B" TO EXHIBIT "***"




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "C"
                REFERRED TO IN PARAGRAPH I.A(7) OF EXHIBIT "***"

        All royalties received by BVD from and as accounted thereto by any third party from the manufacture and/or distribution of audio-visual cassettes, video discs and all electronic and/or optical storage and/or transmission formats, any analog or digital reproductions, or any similar device and/or format embodying the Picture now known or hereafter devised ("Video Devices"), less royalties payable to third parties, shall be included in the Defined Receipts. To the extent BVD grants to its subsidiary or affiliated company the right to manufacture and distribute such Video Devices, then there shall be included in the Defined Receipts of the Picture a royalty in an amount equal to 20% of the sums actually received by such subsidiary or affiliated company (less taxes, credits and returns) from its distribution thereof by virtue of the aforesaid grant of such rights.









                        BUENA VISTA PICTURES DISTRIBUTION
                                  VIDEO DEVICES
                          SCHEDULE "C" TO EXHIBIT "***"




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "D"
                 REFERRED TO IN PARAGRAPH III.B OF EXHIBIT "***"

        BVD, or its assignees, may in their sole discretion license pay television rights to the Picture exclusively to The Disney Channel upon financial terms consistent with prices generally paid by The Disney Channel for other similar motion pictures.










                        BUENA VISTA PICTURES DISTRIBUTION
                      CONTROL OF DISTRIBUTION AND MARKETING
                          SCHEDULE "D" TO EXHIBIT "***"




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  EXHIBIT "DS"

                          APPROVED BV DELIVERY SCHEDULE

                           STANDARD DELIVERY SCHEDULE
                 THEATRICAL MOTION PICTURE DELIVERY REQUIREMENTS

The Delivery Items preceded by an asterisk (*) are "Basic Items" and shall be delivered on or before the Delivery Date (as such term is defined in the Agreement). The Delivery Items preceded by a double asterisk (**) are "non-Basic Items" and shall be delivered on or before the non-Basic Items Delivery Date (as such term is defined in the Agreement).

I.      PICTURE REQUIREMENTS

A. PICTURE ELEMENTS

     * 1. ONE 35MM COMPOSITE ANSWER PRINT. One (1) complete 35mm answer print of the Picture manufactured from the original cut negative specified in Paragraph I.B.l., and printed with a 35mm 6-track Dolby "SR" printmaster, manufactured from the optical sound negative specified in Paragraph I.B.2.

     * 2. ONE 35MM PROTECTION INTERPOSITIVE. One (1) 35mm full aperture one-light protection interpositive from the original cut negative specified in Paragraph I.B.1. This element shall be manufactured immediately after negative is cut.

     * 3. ELEMENTS TO MANUFACTURE 35MM "ANTI-BLIND BID" PRINTS. BV shall be furnished with picture and soundtrack elements to enable BV to manufacture "anti-blind bid" prints.

B. ORIGINAL CUT ELEMENTS

     * 1. ONE 35MM ORIGINAL CUT NEGATIVE. One (1) 35mm Eastman Kodak Priority PRIORITY camera original full aperture color cut negative (SEG shall not use a
ACCESS hard Access matte during photography unless previously approved in writing by BV) titled assembled and conformed to the final release version. (Reel 1 footage, including titles, should not exceed 1500'. Each remaining reel should not exceed 1850'.)

     * 2. ONE 35MM DOLBY SR/SRD/SDDS/DTS OPTICAL SOUND NEGATIVE. Priority PRIORITY One (l) 35mm "SR"/"SRD"/"SDDS"/"DTS" optical sound negative
ACCESS Access manufactured on Estar base from the 6-track magnetic printmaster and magnetic optical disk specified in Paragraphs III.A.3 and III.A.4.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

C. TV/AIRLINE VERSION
Running time of TV version cannot be less than (93) minutes in length including the end credits.

     ** 1. TV/AIRLINE VERSION NEGATIVE (ALTERNATIVE TAKES COVER SHOTS, ETC. PRIORITY The original negative of all alternative takes, cover shots, and other ACCESS material to be integrated into the TV/Airline version. Negative shall be segregated and clearly marked for identification.

     ** 2. AIRLINE VERSION WORK PRINT (BLACK AND WHITE/ COLOR WORK PICTURE). One (1) 35mm black and white dupe (all reels) of the TV/Airline version, containing all or any part of the alternative scenes and/or dialogue and/or eliminations and/or additions. This dupe shall be fully edited, with color work print integrated to clearly identify new material. The running time of the television version shall not be less than ninety-three (93) minutes when projected at twenty-four frames per second.

     ** 3. ONE 35MM TV/AIRLINE VERSION INTERPOSITIVE. One (1) 35mm interpositive (2,000 foot A/B reels) manufactured from the negative specified in Paragraph I.B.1. and intercut with selected television interpositive material, fully tiffed and color corrected and in complete sync with the sound masters listed in Paragraph III.B.1.b. These interpositive reels are required on the altered reels only.

     ** 4. TV MAIN & END TITLES. If the main and/or end titles of the original 35mm negative of the Picture contained any credits relating to any musical compositions contained in the original soundtrack but not contained in the soundtrack of the television version, then a newly photographed set of 35mm negative main and/or end titles reflecting the deletions and/or additions must be manufactured, edited and assembled and conformed in all respects (including, without limitation, length) to the main and/or end titles of the original 35mm picture negative.

     ** 5. ALL 35MM TV TEXTLESS TITLE BACKGROUND NEGATIVE. If TV main and/or end titles are created to comply with Paragraph I.C.4. then one (1) 35mm original negative of the TV background material (textless) for main and/or end TV titles. Said negative shall contain any and all photographic effects that are present in the titled negative as specified in Paragraph I.C.4. such as fades, dissolves, blowups, hold frames, multiple exposures, etc.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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D. PRINTING & PROJECTION ELEMENTS

     * 1. ONE 35MM FULLY TIMED PRODUCTION INTERPOSITIVE. One (1) 35mm fully timed, full aperture production interpositive manufactured from the original cut negative specified in Paragraph I.B.1.

     * 2. ONE 35MM INTERNEGATIVE. One (1) 35mm one-light internegative (Estar base) manufactured from the interpositive specified in Paragraph I.D.1., without a hard matte (unless previously authorization writing by BV), and with the MPAA rating affixed.

     * 3. ONE 35MM INTERNEGATIVE COMPOSITE CHECK PRINT. One (1) 35mm composite check print manufactured from the internegative specified in Paragraph I.D.2., and the optical soundtrack negative specified in Paragraph III.A.6.

     ** 4. YCM PROTECTION MASTERS. One (1) set of three (3) complete fully timed 35mm (Estar base) separation masters (YCM) manufactured from the original cut negative specified in Paragraph I.B.1., after approval of the final color corrected answer print.

E. TEXTLESS TITLE MATERIAL

     * 5. ONE 35MM TEXTLESS TITLE BACKGROUND NEGATIVE. One (1) 35mm first generation negative of all title background material, "textless", including main, end, and titled backgrounds (such as locales, translations, year, etc.). Said negative shall contain any and all photographic effects present in the titled negative.

     * 6. ONE 35MM TEXTLESS TITLE BACKGROUND CHECK PRINT. One (1) 35mm check print manufactured from the negative specified in Paragraph I.E.1.

     7. ONE 35MM TESTLESS TITLE BACKGROUND INTERPOSITIVE. One (1) 35mm interpositive manufactured from the negative specified in Paragraph I.E.1.

     F.   WORK PRINT, OUT-TAKES, SCREEN TESTS AND B-NEGATIVE.





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     *    8. WORK PRINT AND SOUND ELEMENTS. Access to 35mm work print (Action);
          35mm work print (Sound); all dialogue units and predubs; all music units and predubs; all sound effects units and predubs. All units specified in this Paragraph I.F.1. must be in perfect synchronization with the negative specified in Paragraph I.B.1. and, if available, cue sheets containing a complete inventory of all dubbing units and predubs.

     * 9. SCREEN TESTS, B-NEGATIVE AND OUT-TAKES. Access to the original negative of all screen tests, and any material not used in this Picture (including all positive prints, positive trims, outs and lifts, and negative trims, outs and lifts and, if available, together with a detailed written inventory including date shot, subject, cast, location, etc.).

     * 10. VIDEOTAPE. Access to all videotape copies of dailies, cut sequences, and the Picture.

     * 11. AVID/LIGHTWORKS. Project floppies and media back-up tapes if they exist.

     * 12. AVID/LIGHTWORKS TELECINE VIDEOTAPES. Dailie videocassettes used for digitizing.

G. GENERAL

     * 1. RUNNING TIME. The Picture shall have a running time of not less than eighty-five (85) minutes and not more than one hundred twenty
          (120) minutes including main and end titles.

     * 2. FORMAT. The Picture shall be photographed in its entirety in 35mm Eastman Kodak color film with an aspect ratio of 1.85:1 (unless an alternate aspect ratio has been approved in writing by a Business Affairs executive of BV). SEG shall not use a hard matte during photography of the Picture.

     * 3. COVER SHOTS. BV shall be furnished with "cover shots" and alternate scenes and dialogue which can be incorporated into the Picture to render it suitable for exhibition on United States network primetime television and The Disney Channel. Such cover shots and alternate scenes and dialogue shall be such that same can be integrated into such network primetime or Disney Channel versions of the Picture without materially changing or impairing the continuity of the storyline of the Picture. BV shall have the absolute right to use such cover shots and/or cut the Picture (or such television version) in order to meet broadcast time requirements and the standards and practices of the network or The Disney Channel.




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confidential terms have been omitted pursuant to a Confidential Treatment
Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     *    4. END TITLES. The end titles of the Picture shall not exceed three
          (3) minutes in length and will comply in all other respects with BV's standard practices governing end titles.

     * 5. OUALITY. All prints, negatives, tapes and soundtracks referenced in Sections I., III., IV. and V. herein shall not have any physical damage including, but not limited to, spots, scratches, abrasions, dirt, cracks or tears. All splices in the negatives shall be sound, secure and transparent when viewed by projected light. The technical quality of these elements shall conform to current practice for first class pictures made by major motion picture studios in the County of Los Angeles, California. All prints will be made on Eastman Kodak color photographic stock and shall be delivered to BV on reels in metal carrying cases.

H. IF 70MM

     * 1. ONE 65MM INTERNEGATIVE. One (1) 65mm internegative blown up from the 35mm interpositive specified in Printing & Projection Elements I.D.1., with MPAA rating card affixed.

     * 2. ONE 70MM SOUNDED CHECK PRINT. One (1) 70mm print of the Picture, manufactured from the internegative specified in Item H.1. above, and sounded with the fully mixed 6-track master specified in Sound Requirements III.A.10. below.

II.     DOCUMENTATION

A. EDITORIAL

     * 1. CUTTING SCRIPT, LOG BOOKS, EDITORIAL RECORDS. Access to original cutting script (with script supervisor's notes); all paper work, e.g. code books, lab and sound reports, optical count sheets, etc.; inventory of all editorial materials, listing box numbers and contents; final dialogue, sound effects and music editors' dubbing sheets.

     * 2. FOUR CONTINUITIES. Four (4) typewritten copies of a complete continuity of the Picture (specified in Paragraph I.B.1.) including cut-by-cut footage and frames, scene descriptions, character dialogue, music starts and stops, lyrics (if any) and translations of all dialogue spoken other than English with footages calculated on an A and B reel basis (2000 feet).

     * 3. FOUR SPOTTING LISTS. Four (4) copies of a complete spotting list of the Picture (specified in Paragraph I.A.1.) with footage and frame counts of all dialogue for use in the manufacturing of overlay translations (subtitles) with footages calculated on an A and B reel basis (2000 feet).




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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B. MUSIC.

     * 1. MUSIC CUE SHEETS. Two (2) copies of the music cue sheets in standard form showing the particulars of all music synchronized with the Picture as follows: title, composer(s) (i.e., words and music), publisher, composer(s)' affiliations (ASCAP or BMI), how used (visual or background, instrumental and/or vocal), and timings. If pre-existing master recordings are used in the soundtrack, include the name(s) of performer(s) (if applicable) and name(s) of record album(s) and cut(s) used.

     * 2. MUSIC EDITOR'S DUBBING SHEETS AND MATERIALS. A copy of the music dubbing sheets identifying all music used (i.e., underscore and/or source).

     * 3. MUSIC. The original manuscript orchestral score, and composer sketch, and all sheet music of the composer's original secure and the band parts of such music and all other music written or recorded for the Picture. For scores produced electronically, a legible transcription, generated manually or by computer, which is suitable for use in live performance.

     ** 4. SONGS. Accurate vocal leadsheets for each song with the corresponding background material to include: accurate lyrics, musical lead line, correct title, legal names of composer and lyricist and their performing rights affiliation.

     ** 5. AFofM SESSION REPORTS. All AFofM session reports. If there was no original music recorded or all sessions were outside AFofM jurisdiction, a statement to that effect.

     ** 6. LICENSES. Duplicate originals of: (a) all budgeted synchronization and performance licenses issued in connection with non-original music embodied in the Picture; and (b) all budgeted master use licenses issued in connection with pre-existing master recordings embodied in the Picture. The foregoing licenses must provide for perpetual use throughout the universe, for any and all purposes, and by any means, method or device now or hereafter known (including, but not limited to, the right to fix and distribute the Picture embodying such music in the form of home video devices without any additional payment of any kind) in form and substance approved by BV.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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C. CREDITS AND ABOVE-THE-LINE OBLIGATIONS

     * 7. CREDIT REQUIREMENTS. A complete written statement of all screen and advertising credit obligations, together with a layout of the proposed screen and advertising credits. Credits must comply with all applicable guild and union requirements, BV's standard policy, and the individual employment agreements.

     * 8. FOUR COPIES OF FINAL SCREEN CREDITS. Four (4) typewritten copies of main and end credits copy as they appear on the composite print specified in Paragraph I.A.l. All original artwork and photographic units used to manufacture the titles must be delivered to BV and are the sole property of BV.

     * 9. SUMMARY OF DIRECTOR'S CUTTING RIGHTS. A summary of the Director's cutting rights, and the cutting rights of any other person.

     * 10. DUBBING RESTRICTIONS. A written statement of any restrictions respecting the dubbing of the voice of any actor including dubbing dialogue in a language other than the language in which the Picture was recorded.

     * 11. CAST APPROVALS OF NAME AND LIKENESS. A written list of all cast and above-the-line still, name, likeness and biography approvals.

     * 12. IATSE SEAL, IF APPLICABLE. If applicable, evidence that the IATSE Seal (or other similar seal) is required and may appear in the screen credits of the Picture and that all guild personnel were employed and fully paid at not less than applicable guild scale.

D. LEGAL

     ** 1. MPAA CERTIFICATE. When available, a fully paid certificate issued by the Classification and Rating Administration of the Motion Picture Association of America granting the Picture the BV required rating affixed to the internegative specified in Paragraph I.D.2.

     * 2. SHOOTING SCRIPT. One (1) copy of the BV-approved shooting script, signed by SEG, is to be delivered to BV concurrently with the signing of these Delivery Requirements.

     * 3. LAB AGREEMENTS. Three (3) copies of all applicable laboratory agreements (in form and substance approved by BV) are to be delivered to BV concurrently with the signing of these Delivery Requirements.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     *    4. LIST OF ALL LABS. A list of the names and addresses of all laboratories used and to be used for the production and post-production of the Picture (including without limitation sound labs optical labs, special effects labs, etc.) and a list of all physical elements of the Picture which will be in the possession of each such laboratory.

     ** 5. LEGAL CLEARANCES. Duplicate originals of all licenses, contracts, location agreements, and/or other written permissions or authorizations (in a form and substance previously approved in writing by Company) from the proper parties in interest permitting the use of any product, musical, literary, dramatic, copyrighted, trademarked and other material of whatever nature used in the production, exploitation, or advertising of the Picture.

     ** 6. DEAL MEMOS AND CONTRACTS. Duplicate originals of all agreements or other documents relating to the engagement of personnel in connection with the Picture (in a form or substance previously approved in writing by BV); including those for individual producer(s), the director, screen writers, all actors, extra players, composer(s) and musical performing artists, below-the-line crew, technicians and administrative staff.

     ** 7. UNDERLYING LITERARY MATERIAL. Copies of all treatments, draft screenplays, dialogue polishes, original shooting script changed pages, and other literary material, and all contracts, assignments, quitclaims, other written documents relating to the acquisition of all rights (and reflecting a complete chain of-title) in connection with the Picture (including without limitation Certificates of Authorship relating to the story and screenplay).

     ** 8. ASSIGNMENTS. Three (3) duplicate originals (duly notarized) of a shortform assignment (in form to be furnished by BV) are to be delivered to BV concurrently with the signing of these Delivery Requirements, assigning to BV all of SEG's right, title and interest in all underlying literary material referenced in Paragraph V.D.1.

     ** 9. DISTRIBUTION RESTRICTIONS/OBLIGATIONS. A written statement of any restrictions and/or obligations set forth in agreements entered into by SEG with third parties (including actors, financial institutions and governmental agencies) regarding the exploitation of the Picture, such as television holdback periods, or limitations on media exhibition. SEG shall not grant any said restrictions/obligations without the prior written approval of a Business Affairs executive of BV.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     **   10. RESIDUAL, REUSE AND FUTURE PAYMENT OBLIGATION LISTS.

     (a) DGA. The names, functions, addresses and social security numbers of the Director, 1st Assistant Director, Key 2nd Assistant Director, Production Manager and any other person entitled to residual and/or payments under the DGA agreement Loan-out company name, address and Federal Tax ID number must also be included, if applicable. Copy of DGA Residual Final Determination Letter.

     (b) SAG. The names, addresses, and social security number of all SAG cast members (including off-camera singers and performers), including data throughout post-production (e.g., looping). Loan-out company name, address, and Federal Tax I.D. number must also be included, if applicable. Copy of the SAG "Final Cast List" (with total of time worked, total of salary paid). Copies of revised cast list during post production. Copy of final cast cut-off list (edited from Picture).

     (c) WGA. The names, addresses, and social security number of the writers, and the type of screen credit accorded the writer(s). Loan-out company name, address and Federal Tax ID number must also be included, if applicable.

     (d)  AFofM. Session sheets as required in paragraphs II.B.5. and 7.

     (e) I.A.T.S.E. Required, if two or more Hollywood based I.A.T.S.E./ TEAMSTER LOCAL 399 personnel are employed. See attached IATSE Memo.

     (f) FOREIGN GUILDS. Residuals and/or residual buy-outs payable under foreign guild or union agreements must be discussed with BV prior to undertaking any commitments or entering any agreements with such foreign guilds or unions. BV must be furnished with the equivalent information for persons subject to foreign guilds or unions as that required under Paragraph II.D.11(a)-(e) above.

     ** 11. FINANCING AGREEMENTS. All loan documents, including without limitation all financing agreements and/or mortgages and pledges, in connection with the financing of the Picture, and evidence of satisfaction of all loans against the Picture.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     **   12. PRODUCTION AGREEMENTS. All production deal memos and/or agreements in connection with the Picture, refer to BV's Production
          Administrative Policies and Procedures.

     A.   MISCELLANEOUS ITEMS

     * 13. LABORATORY ACCESS LETTER. Two (2) original fully signed Laboratory Access Letters in form and substance to be approved by BV and the applicable laboratory(ies).

     ** 14. ESTIMATED FINAL NEGATIVE COST STATEMENT. A complete itemized statement of the Estimated Certified Negative Cost of the Picture, based upon all available information, and signed by an officer of SEG or Guarantor (if applicable).

II. SOUND REQUIREMENTS

     A.   6-TRACK SR/SRD/SDDS/DTS SOUND RELEASE

     * 1. STEREO MASTERS/STEMS DOLBY ENCODED. Three (3) 35mm 6-track or multi-track stereo master stems.

     a.   Complete 6-track discreet stereo (dialogue).

     b.   Complete 6-track discreet stereo (music).

     c.   Complete 6-track discreet stereo (effects).

     (Encoded Dolby "SR".)

     * 2. ONE 35MM DOLBY "SR" 6-TRACK M&E. One (1) 35mm 6-track Dolby "SR" stereo magnetic master. (Minus dialogue and with pink noise on each reel.) The sound effects should be fully filled and in perfect sync with the original negative.

     * 3. ONE 35MM DOLBY "SR" STEREO PRINTMASTER. One (1) 35mm Dolby "SR" stereo printmaster (LT/RT). Manufactured from the 6-track stereo master/stems specified in Paragraph III.A.1.

     * 4. ONE 35MM 6-TRACK DOLBY "SR" STEREO PRINTMASTER. One (1) track Dolby "SR" printmaster. Manufactured from the 6-track stereomaster/stems specified in Paragraph III.A.1.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     *    5. "DIGITAL" MAGNETIC OPTICAL DISK. One (1) 6-track "Digital" magnetic optical disk (MOD) manufactured from the stereo master/stems specified in Paragraph III.A.1.

     ** 6. ONE 35MM DOLBY SR/SRD/SDDS/DTS OPTICAL SOUND NEGATIVE. See Paragraph I.B.2.

     7. DOLBY CONTRACT. Duplicate original of a fully executed contract or agreement with Dolby licensing the stereo process for this Picture.

     * 8. ONE 35MM (4+2) 6-TRACK DOLBY "SR" STEREO MUSIC & EFFECTS MASTER. One (1) 35mm (4+2) 6-track Dolby "SR" stereo magnetic master (Minus dialogue and with pink noise on each reel). Tracks 1-4 are standard (L,C,R,S). Tracks 5-6 are misc. sweeteners. The sound effects shall be fully filled and in perfect sync with the original negative. For dubbing purposes, it may be necessary to record original vocals separate from music (2,000' units).

     * 9. ONE 35MM DOLBY "SR" STEREO M&E PRINTMASTER (LT/RT). One (1) 35mm Dolby "SR." stereo M&E printmaster of the theatrical version. The sound effects shall be fully filled and in sync with the original negative (2,000' units).

     * 10. ONE 35MM MULTI-TRACK MONAURAL MASTER (D/M/E). One (1) 35mm multi-track monaural magnetic dub master containing separate mixed dialogue, separate mixed sound effects and separate mixed music tracks. DO NOT USE ACADEMY FILTER. SR encoded.

     * 11. ALL MULTI-TRACK RECORDED MUSIC MASTERS. Access to all recordings of original music score, including all multi-track dubdowns and record mixes (if any), and two (2) audio cassette transfers thereof.

     * 12. ORIGINAL PRODUCTION SOUND. Access to all original production dialogue recorded on either 1/4" or DAT.

     * 13. ADDITIONAL SOUND ELEMENTS. Access to all dialogue, music and effects dubbing units. Access to all predubs. All units must be in perfect sync with the negative specified in Paragraph I.B.1. Access to cue sheets which contain a complete written inventory of these dubbing units and predubs.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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          Note: In cases where the Picture contains vocals which are determined by Disney Character Voices, Inc. to be a story point, said vocals shall be delivered as a separate 35mm magnetic stereo stem (minus music). In cases where it is impossible to separate vocals from music, said vocals and music shall be delivered as a separate 35mm magnetic stereo stem. In cases where there is discernible English-speaking walla (television, radio, crowd noise, etc.), said walla shall be delivered as a separate 35mm magnetic stereo stem.

          IF 70MM

     *    14. One (1) 35mm Dolby "SR" stereo 6-track magnetic printmaster.

     B.   TV/AIRLINE VERSION

     Running time of TV version cannot be less than (93) minutes and fourteen
     (14) seconds in length including the end credits.

     **   1. STEREO RELEASE.

     (a) SEPARATE MULTI-TRACK MASTER STEMS `D/M/E) OF THE TV VERSION/AIRLINE VERSION, DOLBY "SR" ENCODED. Three (3) 35mm or multi-track stereo sound masters/stems. Dolby encoding matches items specified in Paragraph III.A.1. (1,000 units).

     (i)  Complete 6-track stereo dialogue master.

     (ii) Complete 6-track stereo music master.

     (iii) Complete 6-track stereo effects master.

     (b) ONE 35MM DOLBY "SR" STEREO PRINTMASTER (LT/RT). One (1) 35mm magnetic Dolby "SR" stereo printmaster manufactured from Paragraph III.B.l.a. (2,000 units).

     (c) ONE 35MM DOLBY "SR" STEREO M&E PRINTMASTER (LT/RT). One (1) 35mm Dolby "SR" stereo M&E printmaster of the final TV/Airline dub (minus dialogue) and with pink noise on each reel. The sound effects shall be fully filled and in perfect sync with the original negative. For dubbing purposes, it may be necessary to record original vocals separate from music (2,000' units).

     ** (1) TV MUSIC CUE SHEETS. If the music in the television dub is altered in any way from the theatrical dub (deletions, additions, etc.), BV shall be furnished two (2) copies of the music cue sheets as they relate to the TV/Airline dub, in the same manner as indicated in Paragraph III.B.1.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     I. PUBLICITY

     A.   STILL PHOTOGRAPHS

     * 2. BLACK & WHITE STILL PHOTOGRAPHS. Four (4) sets of not less than two hundred fifty (250) different black and white still photograph contact prints comprising production, publicity and portrait photographs in such proportions as BV's Publicity Department shall require, from which BV's Publicity Department shall designate not less than fifty
          (50); provided, however, that Guarantor (if applicable) shall not be responsible for obtaining photo approvals from cast members. Each of the prints together with an explanatory caption for such prints shall be delivered to BV's Publicity Department in accordance with the Publicity Unit Guide. BV's Publicity Department shall own the negatives of all selected and rejected prints.

     * 3. COLOR NEGATIVES AND/OR TRANSPARENCIES. Not less than five hundred original color negatives (or transparencies) comprising production, publicity and portrait photographs in such proportions as BV's Publicity Department may require, from which BV's Publicity Department shall select not less than twenty- five (25); provided, however, that Guarantor (if applicable) shall not be responsible for obtaining photo approvals from east members. All transparencies shall bear an explanatory caption and BV shall own all such transparencies.

     ** 4. APPROVALS. Written photo approvals from all actors who have been granted contractual approval rights. These approvals must be obtained either directly from the actor (or from the actor's appointed representative, if permitted in the actor's contract).

     ** 5. INTRODUCTION. Two to three pages in length to include a plot description, the genesis of the project and an explanation, with quotes, of the filmmakers' intentions. A provisional credit block must also be included.

     ** 6. PRODUCTION HISTORY. A comprehensive history of the production itself with anecdotal information about the making of the film. Pertinent quotes from the producer(s), director(s) and stars should appear liberally throughout.

     ** 7. BIOGRAPHIES. One (1) biography (1.5 to 3 typewritten pages in length) of each of the principal players, writers, individual producer(s) and director(s) of the Picture.

     ** 8. ABOUT THE FILMMAKERS. Biographies and credit histories of the producer(s), director(s) and screenwriters, director of photography, production designer, editor, costume designer, technical effects supervisor (if applicable) and composer.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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     **   9. TAPES AND TRANSCRIPTS. Tapes and transcripts of all interviews conducted by the Unit Publicist of the cast and key production personnel.

     II. TRAILER MATERIAL

     A.   TRAILER MATERIAL

     For scenes selected by BV for trailers, priority access only to all Picture and Soundtrack Materials to enable BV to produce the following:

     * 1. INTERPOSITIVES OF SELECTED SCENES. 35mm interpositives of the selected scenes from the Picture

     * 2. 35MM MAGNETIC TRANSFERS OF SELECTED SCENES. 35mm magnetic transfers of the separate dialogue, music and sound effects tracks for said selected Scenes.

     * 3. 35MM M&E MAGNETIC TRANSFERS OF SELECTED SCENES. 35mm magnetic transfers of the music and sound effects tracks for said selected scenes.

     III. PLACE OF DELIVERY

All of the items specified herein shall be delivered to BV at its office in Burbank, California, or at such other place or places as BV may from time to time designate in writing.


                                (END OF SCHEDULE)



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  EXHIBIT "IT"

                             INSTRUMENT OF TRANSFER

SPYGLASS ENTERTAINMENT GROUP, L.P. ("Producer") hereby grants to BUENA VISTA PICTURES DISTRIBUTION ("BV") all of the Granted Rights in and to the theatrical motion picture tentatively entitled "__________________________" (the "Picture") including without limitation, the right to exhibit, distribute, market, advertise, license or otherwise exploit the Picture throughout the BV Territory in any and all versions by any and all means, media, markets, methods, processes and devices now known or hereafter devised throughout the Distribution Period commencing on the date hereof, but subject to any and all rights reserved by Producer as more fully set forth in the Agreement (as defined below).

Subject to the aforesaid, BV will be empowered to bring, prosecute, defend and appear in suits, actions and proceedings of any nature, concerning any copyright in and to the Picture, or any infringement of such copyright or violation of any of the BV Granted Rights herein. Any recovery of damages, penalties, costs or otherwise arising by reason of infringement of any such copyright(s) or violation of the BV Granted Rights transferred to BV herein has been assigned, and shall be paid, to BV.

This Instrument of Transfer is executed pursuant to and is subject to all the terms and conditions of the agreement (the "Agreement") dated as of October 22, 1998 between Producer and BV with respect to the Qualified Pictures defined therein, and all capitalized terms used herein shall have the same meanings as provided in such Agreement.

IN WITNESS WHEREOF, Producer hereby executed the within Instrument of Transfer as of ____________________.



SPYGLASS ENTERTAINMENT GROUP, L.P.

By  ASTRA ENTERTAINMENT GROUP LLC
Its  General Partner

By:


        Its:

State of__________________)
                             ) ss.
County of________________)

        On this ______________ day of _____________, 1996, before me, the undersigned Notary Public, personally appeared ____________________________ personally know to me _________ ______________ proved to me on the basis of satisfactory evidence to be the person(s) who executed the within instrument as ________________________ or on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

        WITNESS my hand and official seal.

                               --------------------------------------
                               Notary's Signature

                      My Commission Expires:__________________________________




*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  EXHIBIT "MC"

                    EXCLUSIVE LICENSE OF DISTRIBUTIQN RIGHTS,
                     SECURITY AGREEMENT & MORTGAGE OF RIGHTS
                               INCLUDING COPYRIGHT

1. SPYGLASS ENTERTAINMENT GROUP L.P. ("Licensor") for good and valuable consideration, the receipt of which is hereby acknowledged by Licensor, hereby grants to BUENA VISTA PICTURES DISTRIBUTION ("Distributor") during the period commencing as of__________________ and continuing for the Distribution Period in accordance with the agreement dated as of October 22, 1998, between Licensor and Distributor `(the "Agreement") the Granted Rights (as defined in the Agreement) in and to the theatrical motion picture entitled "__________________________" based on the screenplay written by ________________ and the drafts and revisions thereto (the "Screenplay") and any derivative works based thereon (collectively, the "Picture"), to be produced by Licensor as the production entity; and as further specified in the Agreement, the Granted Rights in the BV Territory (as defined in the Agreement).

2. Licensor as "Debtor" also hereby grants to Distributor as "Secured Party" a first priority lien and a security interest in and copyright mortgage on the Screenplay and the Picture, and in the "Collateral" (as such term is defined below) as follows:

        (a) Grant: In order to induce Distributor to perform all of its obligations to Licensor under the Agreement, in order to insure that Licensor shall complete and deliver the Picture to Distributor and to secure Distributor's Granted Rights in the Picture and Licensor's payment to Distributor of all revenue from U.S. Network Television Rights (as such term is defined in the Agreement) and in consideration of Distributor's Rights in the Picture and in consideration of Distributor's agreements in connection with the exploitation of the Picture, Licensor hereby grants and assigns to Distributor a continuing security interest in and copyright mortgage on all of the items listed (i)-(vi) below associated with or relating to the Picture ("Collateral").

        (i) Physical Properties: All positive and negative film and film materials with respect to the film footage contained in the Picture, whether now owned or hereafter acquired by Licensor, and wherever located, and the results and proceeds of the foregoing;

        (ii) Underlying Properties: All literary, musical, dramatic and other written materials created for the Picture (including but not limited to the Screenplay, etc.) or which are used in or in connection with the Picture, including, without limitation, rights in the Screenplay, and the results and proceeds of the foregoing;

        (iii) Copyrights: All common law and statutory copyrights throughout the world, renewals and extensions of copyright relating to the Picture, and the results and proceeds of the foregoing;

        (iv) Contract Rights: All rights in all agreements and understandings (whether or not evidenced in writing) with third parties relating to the Picture or to any of the elements



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

described in subparagraphs (i) through (iii) above, and any rights derived therefrom or relating thereto, and the results and proceeds of the foregoing;

        (v) Distribution Rights: The continuing rights to exercise the Granted Rights in the Picture in the BV Territory for the Distribution Period; and

        (vi) Other Items: All of Licensor's rights in and to those certain accounts, inventories (e.g., sets and props) and general intangibles relating to the Picture (and in any bank account into which such proceeds have been or are to be deposited), and all other items related to the Picture deemed inventories, Equipment, Accounts and General Intangibles (as defined under the California Uniform Commercial Code or other applicable law).

               Licensor's right, title and interest in and to the foregoing items described in Paragraph 2.(a) (i)-(vi) hereof are the "Collateral".

        (b) Purpose of Grant: The security interest granted to Distributor pursuant hereto is being granted to Distributor to secure the performance of all of Licensor's obligations to Distributor hereunder and the continuing right of
Distributor:

        (i) Insure Delivery of Picture: To insure that Licensor shall complete and deliver the Picture to Distributor;

        (ii) Exploitation of the Screenplay and the Picture: To exploit and distribute the Picture in the manner set forth in the Agreement;

        (iii) Loans: To recoup any loans or monies actually paid by Distributor to or on behalf of Licensor as provided for in the Agreement, any loan agreement or otherwise;

        (iv) Gross Receipts: To receive, retain and own the amounts of Defined Receipts due to Distributor from the exercise of all rights in the Picture granted by Licensor to Distributor in and pursuant to the Agreement; and

        (v) Distribution Fees and Distribution Costs: To receive, retain and own any Distribution Fees and to recoup Distribution Costs as provided for in the Agreement.

        (c) Rights of Secured Party: With respect to the security interest granted to Distributor pursuant hereto, Distributor and any assignee of rights under the Agreement shall at all times have all of the rights, powers and privileges of a secured party under the California Uniform Commercial Code as the same may be amended from time to time.

        (d) Further Documents: Licensor hereby agrees to sign and deliver to Distributor all such financing statements and other instruments as Distributor shall request and are reasonably required to better perfect, protect, evidence, renew and/or Collateral granted hereunder and/or to effectuate the intents of this Agreement, to file, register and/or record the same under (i) the Uniform Commercial Code, and all other similar applicable laws of the State of California, and under the laws of any other states or countries and any other jurisdiction where such filing,



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

registration and/or recordation may be required (in Distributor's sole discretion), and (ii) the United States Copyright Act, Universal Copyright Act, or any other copyright protection act in the Universe and to pay all applicable fees relating to such registration unless otherwise agreed between the parties. If Licensor fails to sign any such document within forty-eight (48) hours after Distributor's request, Licensor hereby appoints Distributor its irrevocable attorney-in-fact to sign any such document for Licensor, and agrees that such appointment constitutes a power coupled with an interest and is irrevocable in perpetuity. Distributor will pay the costs of filing and shall treat such costs as a Distribution Cost (as that term is defined in the Agreement).

3. Licensor confirms, warrants and represents to Distributor that (a) Licensor has a right to enter into this Agreement; (b) no other security interest has been granted by Licensor which is in, or would in any way, conflict or interfere with or have priority over the security interest herein granted by Licensor to Distributor (provided that Distributor is not in material default under the Agreement); and (c) no agreements, understandings or other arrangements have been made or entered into by Licensor which are in, or would in any way, conflict or interfere with the rights granted by Licensor to Distributor in this Agreement, or in the Agreement (provided that Distributor is not in material default under the Agreement); and (d) Licensor owns all right, title and interest in and to the Picture and the Collateral.

4. This Agreement shall be governed by the laws of the State of California, applicable to agreements executed and to be wholly executed and performed therein and the laws of the United States as would be applied by a federal court sitting in the State of California, and without giving effect to the principles of conflicts of laws thereof.

5. Any legal proceedings hereunder shall be as provided in the Agreement.

6. This Exclusive License of Distribution Rights, Security Agreement and Mortgage of Rights Including Copyright ("Agreement") is subject to the terms and conditions of the Agreement.

        IN WITNESS WHEREOF, Licensor has signed this Agreement by its duly authorized officer as of _____________________.


                                          SPYGLASS ENTERTAINMENT GROUP L.P.


                                          By:

                                          Its:




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

State of ________________________)
                                     ) ss.
County of ______________________)

On this the ___ day of ____________199_, before me, ____________________________
(here insert name and title of the officer), personally appeared ___________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(les), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

___________________________________                       (Seal)
Notary's Signature





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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                          PRODUCER OR DIRECTOR/LOAN-OUT
                          STANDARD TERMS AND CONDITIONS

of the Agreement dated October 22, 1998 between ("Company") Buena Vista Picture Dist. and Spyglass Entertainment ("Lender") for the services of G. Barber & R. Birnbaum ("Artist") in connection with "THE HITCHHIKER'S GUIDE TO THE GALAXY" (the "Picture") described therein.

A.      Services

        1. Lender shall cause Artist to render Artist's services at Company's studio in Burbank, California, or at such other place as Company may designate and at the times required by Company, including Sundays, nights and holidays. Lender shall cause Artist to render Artist's services hereunder and devote Artist's best talents, efforts, and abilities in accordance with the instructions, control, and directions of Company (including those of creative, artistic, or dramatic taste and judgment). Lender shall cause Artist to meet or collaborate with persons designated by Company at such time and place as Company may designate. Company shall have all rights of approval and control respecting creative, business, and all other elements in connection with the Picture. Artist's services shall be rendered exclusively for Company throughout the Term except as may otherwise be provided in this Agreement.

        2. Throughout the Term, Lender shall advise Company's production office of where and how Artist can be reached at all reasonable hours of the day or night.

        3. In addition to services provided for herein and customarily rendered by directors or producers engaged in the motion picture industry, Lender shall cause Artist upon Company's request to: assist in the selection of the cast for the Picture; rehearse the cast; assist in connection with the use of special effects; consult with Company's production department with respect to the production of the Picture; assist in the preparation of the budget; and perform any other service incidental to the performance of Artist's services hereunder.

        4. Lender shall cause Artist to render Artist's services hereunder at such places as Company shall designate during the Term or thereafter in connection with retakes and added scenes (herein "Retakes") and in connection with all other post-production services including, but not limited to, trick shots, process shots, transparencies, foreign versions, trailers, and sound recordings for the Picture (herein "Post-Production Services"). If, following the Term, other employment in the motion picture or television industry prevents Lender from furnishing Artist's services for Retakes or Post-Production Services at the time requested by Company, then Lender shall exercise its best efforts to arrange the schedule for such other employment to enable Artist to render the services requested by Company and Lender agrees to notify Company within twenty-four (24) hours after Company requests Artist's Retake or Post-Production Services of the date and time when Artist will be available to render such services for Company. Artist's services following the completion of principal photography shall be without additional compensation except only as may otherwise be required to be paid by the terms of any Directors Guild of America Basic Agreement with Company which s applicable to Artist's services hereunder (the "DGA Agreement"), if Artist is the director of the Picture hereunder.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

B.      Rights

        1. The results and product of Artist's services hereunder, including without limitation any and all material composed, submitted, added, created, or interpolated by Artist pursuant to this Agreement (the "Work"), in whatever stage of completion, shall be deemed a work made for hire specially ordered or commissioned by Company for use as a part of a motion picture or other audio visual work and shall automatically become the property of Company as the author thereof upon creation, together with all rights therein.

        2. Without in any manner limiting the generality of the foregoing:

               (a) Company shall own, and Lender and Artist hereby acknowledge Company's ownership of, all now known or hereafter existing rights of every kind throughout the universe, in perpetuity and in all languages, pertaining to the Work and Picture (including, without limitation, the copyright therein and any renewals and extensions thereof) for all now known or hereafter existing uses, media and forms, including, without limitation, all motion picture, literary, dramatic, musical, stage, recording, mechanical, merchandising, publishing, radio, free and pay television, videotape, video disc or other video device, sequel, remake, ancillary, and allied rights in the Work and the Picture, and the foregoing is inclusive of a full assignment to Company thereof.

               (b) Company shall have the right, but not the obligation, to use, adapt, change, edit, or revise the Work or Picture or any part thereof or the title thereof and to combine the same with other material or works and Lender and Artist hereby expressly waive any so-called "moral rights" of authors in the Work or Picture.

        3. The expiration, termination, cancellation, or breach of this Agreement on whatever grounds and by whomsoever effected shall not affect Company's exclusive ownership of the Work or Company Picture, nor affect any of Company's rights under this Agreement, notwithstanding any other provisions of this Agreement.

C.      Name and Likeness

        1. Company is hereby granted the exclusive right to issue publicity about, and photographs of, Artist pertaining to Artist's engagement hereunder and Company may answer correspondence addressed to Lender or Artist and may affix to such publicity, photographs, or answers a representation of Artist's signature. .

        2. Company may use Artist's name, photograph, likeness, biographical data, and recordings of Artist's voice and other sound effects in connection with any of the following: the production, advertisement, distribution, or exploitation of the Picture or any motion picture using the Work; Company's institutional advertising; publications of or other material based on the Picture; and so-called "commercial tie-ups" between the Picture and any products or services, provided that such commercial tie-ups do not constitute an endorsement by Lender or Artist of such product or services. Listing Artist' name in the credits relating to the Picture or any motion picture using the Work shall not be deemed an endorsement. Neither Lender nor Artist shall




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

directly or indirectly issue or permit the issuance of any publicity or disclose any information concerning the Agreement, Artist's services hereunder, the Picture, or Company's business or production methods, without Company's prior written consent; provided, however, that Lender and Artist shall not be deemed in breach of this subparagraph C.2 if Artist incidentally and nondisparagingly refers to said matters during an interview concerned primarily with Artist rather than any of said matters. Lender shall cause Artist to pose for publicity pictures and appear for such interviews with such persons as Company may designate in connection with publicity and advertising for the Picture without additional compensation, but subject to Artist's other employment if after the completion of Artist's services in the Picture.

D.      Representations, Warranties and Indemnity

        Lender and Artist hereby represent and warrant and agree to indemnify Company as follows:

        1. There is a valid and subsisting written agreement between Lender and Artist whereby Artist is obligated to render services exclusively to Lender throughout at least the full Term set forth in this Agreement.

        2. Lender is authorized under said written agreement to enter into this Agreement with Company, to furnish Artist's services to Company, to grant to Company the rights herein set forth, and to authorize the payments by Company to third parties, if any, specified in this Agreement. Lender is free to enter into this Agreement and not subject to any conflicting obligations or any disability which will or might prevent or interfere with the execution and performance of this Agreement by Lender or Artist.

        3. Lender shall fully perform and Lender shall cause Artist to fully perform each and all of the terms and obligations of this Agreement to be performed by Lender or Artist.

        4. No rights of any third party are or will be violated by Lender's or Artist's entering into or performing this Agreement, and neither Lender nor Artist have made nor shall hereafter make any agreement with any third party which could interfere with the rights granted to Company hereunder or the full performance of Lender's or Artist's obligations or Artist's services hereunder.

        5. All of the Work shall be wholly original with Artist and none of the same has been or will be copies from or based upon any other work. The reproduction, exhibition, or any other use of the Work or any of the rights herein granted shall not defame any person or entity nor violate any copyright, right of privacy or publicity, or any other right of any person or entity. The warranty in this subparagraph D.5 shall not apply to any material as furnished by Company (unless such furnished material was written or created by Artist or originally furnished to Company by Lender or Artist) or material inserted in the Work by Company but shall apply to all material which Artist may add thereto.

        6. That Lender is, and has been for more than thirty (30) days prior to the date hereof, a corporation duly organized and existing under the laws of the Lender's state or country of incorporation; that Lender is a bona fide corporate business entity established for a valid




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

business purpose within the meaning of the tax laws of the United States and not a mere sham, conduit, or agent for Artist; that, if Lender was incorporated outside the United States of America, it is not engaged in any trade or business in the United States and does not have a "permanent establishment" in the United States as this term in the tax treaty between the United States and the country of incorporation; and that it does not have any agent in the United States who has, or habitually exercises, general authority to negotiate and conclude contracts on behalf of Lender. Lender acknowledges that the foregoing representations and warranties will be relied upon by Company for the purpose of determining whether or not it is necessary to make withholdings for U.S. Federal taxes from monies being paid to Lender hereunder, and Lender agrees that if withholdings are not made from said payments, and if thereafter it is determined that such withholdings were legally required, Lender and Artist will indemnify Company against all loss, costs, damages and expenses relating thereto. Notwithstanding the foregoing, Company may make tax withholdings if it deems it advisable to do so.

        7. Lender and Artist have not accepted nor paid, now will Lender or Artist accept or pay or agree to accept or pay any money, service or other valuable consideration as defined in Section 507 of the Federal Communications Act of 1934, as amended, for the inclusion of any matter in the Picture, other than payment by Company to Lender hereunder.

        8. Lender and Artist shall indemnify and hold harmless Company (and its affiliated companies, successors, assigns, and the directors, officers, employees, agents, and representatives of the foregoing) from any damage, loss, liability, cost, penalty, guild fee or award, or expense of any kind (including attorneys fees) hereinafter "Liability") arising from any claim, demand, or action inconsistent with any agreement, warranty, representation, or grant by Lender or Artist in this Agreement, any other agreement between Lender or Artist and Company or between Lender or Artist and a third party, or involving any third party's claim to an amount payable hereunder. The party receiving notice of such claim, demand or action shall promptly notify the other party thereof. This indemnity does not require payment by Company as a condition precedent to recovery from Lender or Artist hereunder. Company may withhold any compensation or payment due to Lender hereunder to secure Lender's and Artist's payment to Company of any Liability under this indemnity and Lender and Artist shall remain obligated for the full amount of said Liability to the extent such withheld compensation or payment is insufficient to satisfy the Liability. If Company so elects, Company shall have absolute right to control the litigation or resolution of any claim, demand, or action to which this indemnity applies.

        9. Lender and Artist acknowledge that Artist's services are of a unique, extraordinary, and intellectual character, the loss of which cannot be adequately compensated in damages in an action at law, and therefore Lender and Artist acknowledge that Company shall be entitled to injunctive and other equitable relief to prevent or curtail any breach of this Agreement by Lender or Artist.

E.      Guild Membership

        1. If Artist is rendering services hereunder as a director, then subparagraphs (a), (b),




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

and (c) below shall apply.

               (a) This agreement and such services shall be subject to the DGA Agreement, and Lender represents that it is a signatory thereto. Lender agrees that Artist is now (of if not then forthwith upon the execution hereof Artist will become) a member in good standing of Directors Guild of America, Inc. and that during the entire period when Artist's services are performed hereunder and to the extent it may be lawful for Company to require Artist so to do, Artist will remain or become and remain a member in good standing of the properly designated labor organization or organizations (as defined and determined under the applicable law) representing persons performing services of the type and character that are required to be performed by Artist hereunder. If Artist fails or refuses to so become or remain a member of such Guild or organization in good standing as required by the terms of Company's agreement therewith, Company may terminate Company's obligations under this Agreement at any time after such failure or refusal. If Artist should case to be a member in good standing of such Guild or organization by reason of failure to pay any dues or assessments, and if Artist should fail to pay such dues or assessments and such default shall not be cured within five (5) days after written notice from such Guild or organization, Company shall have the right, at its election, to deduct the amount thereof from any compensation then or thereafter payable to Lender hereunder and to pay such amount to such Guild or organization on behalf of Artist. Company shall be entitled to rely upon any facts, figures and other information furnished by such Guild or organization with respect to any such failure or default on the part of Artist and shall not be liable to Lender or Artist for any payment or overpayment to such Guild or organization based upon such facts, figures or other information, nor shall Company be under any obligation to take any steps whatever to reclaim or recover such payment or overpayment from such Guild or organization. Nothing herein contained, however, shall be construed to prevent Artist from taking any such steps on Artist's own behalf.
               (b) To the extent that any term of the DGA Agreement is more advantageous to Lender or Artist than the terns hereof, the terms of the DGA Agreement shall supersede the less advantageous terms hereof, but said less advantageous terms shall be limited only to the extent necessary to comply with the minimum mandatory terms of the DGA Agreement. Any additional compensation payable to Lender or Artist pursuant to the DGA Agreement shall be paid at the minimum rate permitted thereby.

               (c) To the extent that any payment hereunder exceeds applicable DGA Agreement minimums, then such excess, to the fullest extent not prohibited by the DGA Agreement, shall be credited against any additional payment required by the DGA Agreement and shall be deemed payment for any additional services or rights obtainable by such payment under the DGA Agreement and Company shall be entitled to the maximum benefits and rights provided for in the DGA Agreement. All sums payable hereunder are inclusive of any required sums payable under the DGA Agreement for Artist's services or any use of the Work or Picture.

        2. If Company requires Lender or Artist to become a member of any foreign guild or labor organization in order for Artist to render services hereunder, then Company shall pay the entrance or initiation fee required by such foreign guild or labor organization. Lender and Artist




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

shall cooperate with Company to obtain any labor permit required by any governmental authority to enable Lender and Artist to render services in a foreign country. While Company is attempting to obtain such labor permit, Company may suspend Artist's services hereunder until one (1) week after a final determination by said governmental authority is made concerning such labor permit. Company may terminate this Agreement at any time during such suspension or upon Company's discovering that the labor permit cannot be obtained, provided that such termination under this subparagraph E.2. shall not affect Lender's entitlement to noncontingent cash compensation theretofore earned by Lender.

F.      Credit

        1. No credit provisions of this Agreement shall apply to, nor shall the same be construed to prevent so-called trailer or other advertising (including promotional films) on the screen; radio and television, group, list, "teaser," "directory," narrative form, or special advertising; so-called "award ads" (including consideration, nominations, or congratulations for an award); advertising not related primarily to the Picture; Company's institutional advertising; advertising of eight (8) column inches or less; posters or stills; by-products, record album jackets and similar Packaging, merchandising products or commercial tie ups; or publicity or exploitation relating to the Picture, the story upon which the Picture is based, any members of the cast thereof, the author, other persons who performed services for the Pictures, or similar matters, without mentioning Artist's name. With respect to any obligation in this Agreement to accord credit in paid advertising, the references, if any, herein to the title of the Picture shall be to the so-called "regular" use of the title as distinguished from any "artwork" use (such as a display or fanciful use) of the title; and with respect to any obligation to accord screen credit in the event of an "artwork" use of the title, Artist shall receive credit in accordance with such obligation, if any, as to size, subject to reasonable adjustment if such size of credit, is not feasible. All references to "size" however stated, whether as a percentage or otherwise, shall mean height. Except as otherwise specified in this Agreement, the according of credit and all matters relating to Artist's credit, such as size, style of type, placement, color, and other matters, shall be at Company's sole discretion. No so-called presentation or production credit shall be deemed granted Artist unless specifically provided in this Agreement, and if so provided shall apply to the screen, trade paper, advertising, and full page New York City and Los Angeles newspaper advertising. No casual or inadvertent failure to comply with the credit provisions of this Agreement shall constitute breach of this Agreement.

        2. If Artist is rendering services hereunder as the director of the Picture, subparagraph F.1 shall be subject to the applicable terms of the DGA Agreement.

G.      Artist's Incapacity or Default; Force Majeure

        1. If Lender or Artist is prevented from performing hereunder by reason of Artist's accident, illness, mental or physical disability (herein an "Incapacity"), or if Artist otherwise fails, refuses, or neglects to fully perform Artist's services or if Lender or Artist fail, refuse, or neglect to fulfill any of Lender's or artist's obligations hereunder (herein a "Default"), then Artist's services and Lender's compensation shall be suspended automatically from the date of




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

such incapacity or Default, unless Company elects otherwise. Any statement by Artist or Lender's representative that Lender or Artist will not comply with Lender's or Artist's obligations hereunder, or Artist's failure to deliver to Company within two (2) business days after Company's request therefor a written assurance that Lender and Artist will comply with the terms hereof shall constitute an Incapacity or Default, as the case may be, from the date of such statement or failure to deliver said assurance.

        2. If Company is prevented, materially hampered or interrupted in the preparation or production of the Picture or in the operation of Company's business by reason of any governmental law, action, inaction, ordinance, regulation, executive or judicial order, judgment or decree, earthquake, flood, fire, epidemic, accident, explosion, casualty, act of God, lockout, strike, labor controversy or threat thereof, riot, civil disturbance, boycott, war or armed conflict (whether or not officially declared), act of a public enemy, embargo, delay of a common carrier, the inability to obtain sufficient material, labor, transportation, power or other essential commodity required in the conduct of Company's business, or by reason of any other cause of a similar nature; or by reason of the death, Incapacity, or Default of the director (unless Artist is the director) director of photography or principal member of the cast of the Picture; or if for any reason a substantial group of distributors or exhibitors of Company's motion picture cease such distribution or exhibition for one (l) week or more (any of the foregoing referred to herein as an "Event of Force Majeure"), then Company may on notice suspend Artist's services and Lender's compensation for the duration of any Event of Force Majeure. If, in addition to Artist's services as a director or producer (as the case may be) hereunder, Lender is obligated to furnish Artist's services in another capacity to Company, and Artist is prevented from performing Artist's services hereunder as a director or producer (as the case may be) by reason of a strike or other labor controversy, then Company may suspend, terminate, or require the continuance of Artist's services to Company in said other capacity.

        3. This Agreement shall continue in full force during any period of suspension except Artist's services and Lender's compensation shall be suspended. Company shall not be deemed to have waived any of Company's rights hereunder by making any payment to Lender during any period of suspension, and Company may apply such payment against any payment thereafter becoming due to Lender. Any period of suspension for an Event of Force Majeure shall be deemed to expire three (3) days after Company resumes the preparation or production of the Picture or the operation of Company's business in the same manner as before said Event of Force Majeure; any period of suspension for Artist's Incapacity shall be deemed to expire three (3) business days, and for Lender's or Artist's Default seven (7) business days, after Artist reports to Company ready, willing, and able to render Artist's services hereunder; provided, however, that Company shall compensate Lender as provided herein for any services rendered at Company's request during said suspension period. Company may by written notice to Lender or Artist, terminate any suspension prior to the time herein specified.

        4. Company may extend the Term and any option period or other time period specified herein for a period of time equal to the aggregate length of any period of suspension or any part thereof or Company may reduce the Term by a period of time equal to the aggregate length of any period of suspension hereunder or any part thereof. Lender's compensation shall




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

be reduced in proportion to any such reduction in the Term and no such extension shall entitle Lender or Artist to additional compensation.

        5. Company may terminate this Agreement by written notice to Lender or Artist if Lender's Incapacity continues for a period of seven (7) aggregate days, or, for and Event of Force Majeure or Lender's or Artist's Default, immediately or at any time, including during any period of suspension. If Lender or Artist is terminated for Incapacity, Default, or an Event of Force Majeure, or in the event of Artist's death during the Term, then payment of the noncontingent cash compensation, if any, theretofore earned by Lender shall be payment in full of all compensation payable hereunder, provided, however, that if Lender or Artist is terminated for Default, then Company may, in addition to filing appropriate actions against Lender or Artist, withhold and deduct from compensation or other payments due to Lender hereunder any damage, loss, or expense (including attorneys fees) caused Company by Lender's or Artist's Default and Lender and Artist shall remain liable to Company for the full amount of said damage, loss, or expense (including attorneys fees) to the extent such withheld or deducted compensation or other payment is insufficient to satisfy said amount. If Company terminates Lender or Artist, then Lender and Artist shall immediately reimburse company for all paid but unearned sums.

        6. During any period of suspension due to Incapacity or Default, neither Lender nor Artist shall render any services in the entertainment industry to others or on Lender's or Artist's behalf. During any suspension due to an Event of Force Majeure, if Lender and Artist are not in Default, Lender may furnish Artist's services to any other person or entity or Artist may render services on Artist's behalf; provided, that Company shall have the right to recall Artist to render services hereunder on two (2) days oral or written notice, and Lender shall cause Artist to report to Company to render services at the expiration of said two (2) days. If Lender or Artist claims that Artist has an Incapacity, then Company may have Artist examined by such physician as Company may designate, and Lender and Artist may have Artist's designated physician present at such examination at Lender's and Artist's expense. Lender agrees that Artist shall not ingest any alcoholic beverage or drug so as to interfere with Artist's full performance of Artist's services or Lender's obligations hereunder. Company may invoke its rights under this paragraph G as often as any Event of Force Majeure, Incapacity or Default occurs.

        7. If Artist is rendering services hereunder as the director of the Picture, subparagraph G.1 through G.6 shall be subject to the applicable terms of the DGA Agreement.

H.      Miscellaneous Provisions

        1. No Obligation

        Company is not obligated to utilize Artist's services or the Work or any rights granted to Company hereunder or to produce or distribute the Picture or any motion picture using the Work, or, if commenced to continue the production or distribution thereof in any territory. If an to the extent this Agreement provided circumstances under which Lender shall become entitled to compensation in lieu of Company requiring services to be performed by Lender or Artist hereunder, Company's obligations under this Agreement shall be deemed fully performed by payment to




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Lender of the noncontingent cash compensation as so provided in this Agreement, subject to Company's rights of suspension, extension, and termination.

        2. Third Party Agreements

        Lender and Artist shall not make any commitment or agreement whereby Company is required to pay any consideration to any third party without first obtaining Company's express written consent.

        3. Illegal Acts

        Noting contained in this Agreement shall be construed to require any act contrary to law. To the extent that any term of this Agreement conflicts with any law, then the latter shall prevail, and the conflicting term of this Agreement shall be limited only to the extent necessary to comply with said law. The terms of this Agreement are severable, and the invalidity of any term in this Agreement shall not affect the validity of any other term.

        4. Agent's Fees; Deductions

        Lender authorizes Company to deduct and withhold from Lender's compensation any amounts required by any applicable law. Company shall not be liable for any compensation payable to any agent of Lender or Artist in connection with this Agreement. Lender authorizes Company to deduct from Lender's compensation any telephone, meal, or other expenses or fixed indebtedness owed by Lender or Artist to Company.

        5. Assignment

        Company may sell, grant, license, assign, or otherwise transfer Company's rights under this Agreement, and this Agreement shall inure to the benefit of Company's successors, licensees, or assigns. No obligation of Lender or Artist hereunder may be assigned or delegated to any third party.

        6. Team

        If more then one employee (or an employee loan-out company) are parties to this Agreement (or are performing services as a team pursuant to separate corresponding agreements) in producing capacities, then the term "Lender" shall refer to each and all of said companies and the term "Artist" shall refer to each and all of said employees. Further, said companies and employees represent and warrant that prior to the date hereof each of them agreed that the employees shall collaborate as a team for the producing services to be rendered hereunder, that all compensation specified in this Agreement shall be the combined total for the team, and that the Work and Picture shall result from the team's combined services. All of the agreements, warranties, representations, obligations, and rights granted herein shall be deemed to have been jointly and severally made by each and all such companies and employees and each and all such companies and employees shall be jointly and severally bound thereby. All Company's rights are exercisable against each and all of the companies and employees jointly and severally. If Company terminates or suspends (or in the event of death of) any employee in the team, then Company also may terminate or suspend any other or




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

all of the employees constituting the team and the compensation otherwise due such employees or their respective companies. If Company exercises its rights of suspension or termination only as to a particular company or employee, then the employment and compensation of the other employee or companies shall continue and Company shall compensate the employees or their companies who continue to render services hereunder for a proportionate amount of the compensation otherwise due until such time, if any, as Company exercises its suspension or termination rights with respect to all the companies or employees.

        7. Waiver

        No waiver by Lender, Artist, or Company of any failure by the other party to fulfill any term hereof shall be deemed a waiver of any preceding or succeeding breach or nonfulfillment of the same or of any other term hereof.

        8. Headings

        Headings contained herein are for reference only and shall not be given any legal effect.

        9. Prior Agreements

        This Agreement constitutes the entire agreement between Company and Lender and Artist and supersedes all prior written or oral agreements pertaining hereto, and cannot be modified except by a writing signed by Lender and Artist and Company. Lender and Artist acknowledge that neither Lender or Artist have executed this Agreement in reliance on any representations not contained herein and have had the opportunity to consult with counsel regarding the Agreement.

        10. Choice of Law, Venue, and Service of Process

        This Agreement shall be construed and enforced in accordance with the laws of the State of California governing contracts to be wholly performed in California. This Agreement shall be deemed executed at Burbank, California, regardless of the actual place of execution. Nothing in this Agreement shall be construed as creating a third party beneficiary agreement. Company may and Lender and Artist shall file any court proceeding in connection with this Agreement in an appropriate Federal or State court located in the County of Los Angeles, California. Lender and Artist consent that Lender and Artist shall be deemed personally served in connection with any court proceeding filed by Company upon service by certified mail of the appropriate pleading or order to the address designated for service of notices; provided, however, that Lender and Artist also may be served by any other means permitted by law.

        11. Rights Cumulative; Limitation of Remedies

               (a) Except as limited by subparagraphs H.10 and H.11(b) hereof, each and all of the several rights and remedies provided for in this Agreement shall be cumulative, and no one of them shall be deemed exclusive of the others or of any right or remedy allowed by law or equity.

               (b) Lender's and Artist's sole and exclusive remedy for Company's breach,




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

termination, or cancellation of this Agreement or any provision hereof (including any provision pertaining to credit) shall be an action for damages and Lender and Artist irrevocably waive any right to equitable or injunctive relief.

        12. Further Documents

        Lender shall and Lender shall cause Artist to execute, acknowledge, verify, and deliver to Company any further documents pertaining to the Work which Company may request and in the form Company may prescribe; provided, however, that Lender's or Artist's failure or refusal to do so shall not affect any of Company's rights in the Work or Picture. Lender and Artist hereby irrevocably appoint Company, whose power is coupled with an interest, as Lender's and Artist's attorney-in-fact to execute any such other documents in Lender's and Artist's name and on Lender's and Artist's behalf and to institute and prosecute such proceedings as Company may deem expedient to secure, protect, or enforce the rights Company is acquiring hereunder. Company may sue in its own name or may use the name of Lender or Artist, or may join Lender or Artist as party plaintiff or defendant in any such suit or proceeding.

        13. Date

        This Agreement shall be deemed executed as of the date specified in the introductory clause hereof, regardless of the actual date of execution.

        14. Music

        Lender and Artist shall not use any music (or any arrangement or orchestration thereof) in the Picture, unless prior written approval and notice that such material has been cleared for such use has been obtained from Company.

        15. Insurance

        Company may secure, in Company's name or otherwise, and at Company's expense, life, health, accident, cast, pre-production and other insurance covering Artist, or Artist and others; and neither Lender nor Artist shall have any right, title, or interest in or to such insurance or benefits payable thereunder. Lender shall cause Artist to assist Company in procuring such insurance by submitting to usual and customary medical and other examinations, and by signing such applications and other instruments in writing as may be reasonably required by the insurance companies to which application is made for such insurance. In the event any such examination establishes a substantial doubt as to Artist's physical ability to complete Artist's services hereunder or if Artist fails to appear for such examination at the time and place designated by Company, Company may terminate this Agreement; and, moreover, in the event cast insurance covering Artist cannot be obtained for normal premiums and without substantial exclusions, Company may terminate this Agreement. Lender agrees that from the date twenty-one (21) days before the start date until completion of all services required of Artist hereunder, Artist will not ride in any aircraft other than as a passenger on an airliner flown by a United States or major international air carrier maintaining regularly published schedules, or engage in any extra-hazardous activity without Company's written consent in each and every case.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        16. Payments

        All payments to be made to Lender hereunder are subject to the full and faithful performance and observance by Lender and Artist of the Artist's services and the other obligations of Artist and Lender hereunder. If for any reason whatever Company fails to make any payment as herein provided, then Company shall not be deemed in default hereunder unless and until following such failure Lender shall have given Company written notice demanding such payment and Company shall have failed to make such payment within five (5) business days after Company's receipt of said notice. In any event Company's liability for any such default and the Lender's and Artist's rights and remedies therefor shall be limited to the recovery of money only, not exceeding the amount of such payment, and in no event shall any of the rights acquired or to be acquired by Company hereunder be affected or impaired.

        17. Agreement

        The "Agreement" means the agreement in which reference is made to additional or standard terms for the engagement of Artist in a producing or directing capacity, and identified in the introductory clause hereof, including the within terms and conditions and any other schedules, attachments and exhibits (including the Inducement) thereto.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

SPYGLASS ENTERTAINMENT GROUP, L.P.
2600 West Olive Avenue
Suite 700
Burbank, CA 91505

                                                       As of October 22, 1998

Re:  Spyglass Entertainment Group/Production, Financing, Distribution Agreement

Gentlemen:

        Reference is hereby made to that certain Memorandum of Agreement (the "Agreement") dated as of even date herewith between Buena Vista Pictures Distribution ("BV") and Spyglass Entertainment Group, L.P. ("SEG") with respect to the production, financing, and distribution of motion pictures, and the letter agreement (the "Loan Agreement") dated December 18, 1998 between SEG and BVD with respect to the loan by BVD to SEG in the principal amount of *** .

        BV and SEG hereby agree that the Agreement is hereby supplemented and amended as follows:

1. With respect to the definition of "Eligible Third Party Breaches" set forth in Paragraph 6.3.b.(4) of the Agreement, nothing contained therein shall restrict the ability of the producer or production manager on a Qualified Picture from exercising customary authority regarding termination of below-the-line personnel for breach.

2. Notwithstanding the provisions of Paragraph 6.3.d. of the Agreement, but subject to BV's rights of suspension and/or termination set forth in Paragraph 16 of the Agreement, provided that SEG, Birnbaum, or Barber are (i) not in breach or default of their obligations pursuant to the Agreement (including without limitation SEG's payment of the SEG Contribution), and (ii) are ready, willing, and able to render the producing services set forth in such Paragraph
6.3 when and where required by BV (or its affiliates), then if BV (or its affiliate) produces the Hitchhiker Picture, Artist shall be "***" with respect to the ***and ***set forth in Paragraph 6.3.

3. Without limiting BV's right with respect to any Qualified Picture to either deduct from Defined Receipts (pursuant to Paragraph I.C. (7) of Exhibit "***") or to deduct and recoup as "Distribution Costs" (pursuant to Paragraph IV.M. of Exhibit "***") the taxes set forth therein, including without limitation withholding taxes, BV and SEG agree that, only in the event that all of the following have occurred: (i) BV has fully recouped the "Advance" (as defined in Paragraph 5.1 of the Agreement) and the "BVD Loan" plus "Interest" (as defined in the Loan Agreement), and (ii) with respect to the applicable Qualified Picture, BV has recouped the Distribution Fees, Distribution Costs, Approved Pre-Start Point #3 ***, and the BV Picture Contribution (pursuant to
Paragraphs 5.2.a., 5.2.b., 5.2.c., and 5.2.d. of the Agreement) so that "Overages" (as defined in Paragraph 5.2.e. of the Agreement) are payable by BV, then commencing in the year ***, BV shall rebate to SEG an amount equal to *** percent (***%) of the withholding taxes withheld prior to and after such date on royalties paid with respect to the distribution by BV of such applicable Qualified Picture in Australia, Brazil, and Japan.




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                     [DOCUMENT CONTINUED ON FOLLOWING PAGE]




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        Except as expressly set forth above, the Agreement and Loan Agreement are unchanged and remain in full force and effect.

        Please signify your agreement to the foregoing by signing in the space provided below.

                                         BUENA VISTA PICTURES DISTRIBUTION


                                         By:

                                         Its:

ACCEPTED AND AGREED TO:

SPYGLASS ENTERTAINMENT GROUP, L.P.

BY:  ASTRA ENTERTAINMENT GROUP, LLC

ITS:  GENERAL PARTNER


By:

Its:



AGREED AND ACCEPTED WITH RESPECT TO THEIR RIGHTS AND OBLIGATIONS HEREUNDER:



GARY BARBER



ROGER BIRNBAUM




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

As of March 26, 1999



SPYGLASS ENTERTAINMENT GROUP, L.P.
500 South Buena Vista Street
Burbank, CA 91521-1855
Attn: Gary Barber and Roger Birnbaum

Re:  Spyglass Entertainment Group/Production, Financing, Distribution Agreement

Gentlemen:

Reference is hereby made to that certain Memorandum of Agreement (the "Agreement") dated as of October 22, 1998 between Buena Vista Pictures Distribution ("BV") and Spyglass Entertainment Group, L.P. ("SEG") with respect to the financing, production and distribution of motion pictures. BV and SEG hereby agree that the Agreement is hereby supplemented and amended as follows (all capitalized terms herein shall have the same meaning as set forth in the Agreement):

1. With respect to the Qualified Picture entitled "Instinct", BV's Additional Instinct Rights set forth in Paragraph 6.4 of the Agreement shall be expanded to include theatrical and Video Devices exploitation rights for Belgium, the Netherlands, and Luxembourg, and the advance of $*** shall be changed to $*** .

2. With respect to the Qualified Pictures entitled "Untitled Michael Mann Picture", "Sixth Sense", "Shanghai Noon", and "Keeping The Faith", BV's Granted Rights, and the BV International Territory, shall include theatrical and Video Devices exploitation rights in France and Belgium, and French-speaking Video Devices exploitation rights in Switzerland (collectively, the ***).

        (a) With respect to "Shanghai Noon" and "Keeping The Faith", in consideration for the theatrical and Video Devices exploitation rights in France and Belgium and the *** Video Devices exploitation rights in Switzerland, BV shall contribute an amount (the "Additional Contribution") equal to ***% of the lesser of (i) the *** of such Qualified Picture (inclusive of attributable ***, if any, and the ***, subject to the cap on *** set forth in ***), ***, ***, *** and *** and, if applicable, *** or (ii) the *** of the Qualified Picture (including attributable ***, if any, and the ***, subject to the cap on *** set forth in ***), ***, *** and *** and, if applicable, ***.

        (b) With respect to the "Untitled Michael Mann Picture", in consideration for the theatrical and Video Devices exploitation rights in France and Belgium and the *** Video Devices exploitation rights in Switzerland, BV shall pay to SEG (the "Additional Contribution") an amount equal to ***% of the aggregate of the following: (a) the lesser of (i) the *** of $*** (inclusive of ***), plus a $*** *** of the ***, or (ii) the *** (inclusive of ***); plus (b) ***, at ***, on all but $*** of the applicable amounts set forth in (a); plus
(c) SEG's Producer Fees (***) and the SEG overhead (***), subject to the cap on SEG overhead set forth in ***.




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        (c) With respect to "Sixth Sense", in consideration for the theatrical and Video Devices exploitation rights in France and Belgium and the *** Video Devices exploitation rights in Switzerland, BV shall pay to SEG (the "Additional Contribution") an amount equal to ***% of the aggregate of the following: (a) the lesser of (i) *** of $*** (inclusive of ***), plus a $*** contingency on the ***, or (ii) the *** (inclusive of ***); plus (b) ***, at ***, on all but $*** of the amounts set forth in (a); plus (c) SEG's Producer Fees (***) and SEG Overhead (***), subject to the cap on SEG Overhead set forth in ***.

        (d) BV's Defined Receipts and Distribution Costs from the *** for the applicable Qualified Pictures set forth in subparagraphs (a), (b), and (c) above shall be *** pursuant to the order set forth in *** of the Agreement, with the applicable *** substituted for the *** for purposes of calculation for the *** only. For purposes of *** of the Agreement, BV's *** of ***and *** for the applicable Qualified Pictures set forth in subparagraphs (a), (b), and (c) above (i.e., "Shanghai Noon", "Keeping the Faith", "Untitled Michael Mann Picture", and "Sixth Sense") shall be increased by ***% to ***%, subject to adjustment as provided in said Paragraph 5.3. *** (***%) of the *** and *** from such *** may be *** with *** and *** from such *** across the applicable Qualified Pictures (i.e. "Shanghai Noon", "Keeping the Faith", "Untitled Michael Mann Picture", and "Sixth Sense"), provided, however, that the *** (as defined in *** of the Agreement) and the *** (as defined in *** of the letter agreement dated as of December 18, 1998 between SEG and BVD) shall *** or *** any *** with respect to the ***.

3. With respect to the Qualified Pictures entitled "Untitled Michael Mann Picture", "Sixth Sense", "Shanghai Noon", and "Keeping The Faith", BV's Granted Rights, and the BV International Territory, shall include theatrical and Video Devices exploitation rights in the Netherlands (the "Netherlands Rights"), with *** to the ***, ***, or *** to the ***, it being understood, however, that BV shall *** for all *** and *** in connection with the exploitation of the ***, and revenues and *** from the *** shall *** with other *** and *** with respect to the applicable Qualified Picture in ***, and all other provisions of the Agreement (including, without limitation, the order of recoupment and distribution fees set forth in Paragraph 5.2) shall apply.

4. BV's Additional Instinct Rights set forth in Paragraph 1 above, the *** set forth in Paragraph 2 above, and the Netherlands Rights set forth in Paragraph 3 above shall be included as part of "Secured Party's Licensed Rights" for purposes of the Security Agreement and Mortgage of Copyright dated as of October 22, 1998 between SEG and BVD, and as part of "***" for purposes of the Intercreditor Agreement dated as of December 18, 1998 among SEG, BVD, and The Chase Manhattan Bank.

Except as modified above, the Agreement is unchanged and remains in full force effect, and the Agreement is hereby ratified in all respects. Please signify your agreement to the foregoing by signing in the space provided below.

                                         BUENA VISTA PICTURES DISTRIBUTION


                                         By:
                                                   ROBERT D. CUNNINGHAM
                                         Its:      SR. VICE PRESIDENT

ACCEPTED AND AGREED TO:

SPYGLASS ENTERTAINMENT GROUP, L.P.

BY:  ASTRA ENTERTAINMENT GROUP, LLC

ITS:  General Partner


By:

Its:



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

As of May 17, 1999



SPYGLASS ENTERTAINMENT GROUP, L.P.
500 South Buena Vista Street
Burbank, CA 91521-1855
Attn:  Gary Barber and Roger Birnbaum

Re: Spyglass Entertainment Group / Production, Financing, Distribution Agreement / Second Amendment

Gentlemen:

Reference is hereby made to that certain Memorandum of Agreement (the "Agreement") dated as of October 22, 1998 between Buena Vista Pictures Distribution ("BV") and Spyglass Entertainment Group, L.P. ("SEG") with respect to the financing, production and distribution of motion pictures. BV and SEG hereby agree that the Agreement is hereby supplemented and amended as follows (all capitalized terms herein shall have the same meaning as set forth in the Agreement):

1. Notwithstanding the exclusivity provisions of Paragraph 1.4.a. of the Agreement, and subject to BV's right of first negotiation/first refusal set forth below, SEG shall have the right to acquire distribution rights to theatrical motion pictures produced by third parties for which the Granted Rights are available in substantially all of the BV International Territory (an "Acquired Picture"), provided that SEC; Barber, and Birnbaum may not render any producing services on any Acquired Picture (i.e. nothing contained herein shall limit Artist's exclusivity to BV as set forth in Paragraph 1.4.a. of the Agreement). With respect to any Acquired Picture, SEG must offer BV the exclusive first right to elect to either (at BV's election): (i) enter into a co-production or other joint venture arrangement with SEG with respect to such Acquired Picture upon terms to be negotiated in good faith, or (ii) acquire the Granted Rights (or any portion thereof), in the BV Territory (along with the ancillary rights per the procedure set forth in Paragraph 4.1.e.) to such Picture, both in accordance with the procedure for the "BV First Negotiation/First Refusal Rights" set forth in Paragraph 4.1.e. of the Agreement, and, in the case of (ii) above, for an amount equal to the BV Picture Contribution (or such allocable portion thereof) for such Acquired Picture as calculated pursuant to Paragraph 4.4 of the Agreement. BV acknowledges that with respect to any such Acquired Picture, SEG shall be entitled to the presentation and logo credit set forth in Paragraph 4.8 of the Agreement, and unless otherwise agreed by BV and SEG, producer or executive producer credits for Barber and/or Birnbaum. Notwithstanding the foregoing, SEG shall have the right to acquire distribution rights to a third party theatrical motion picture in a single country (outside of the United States and Canada) without the obligation to offer BV the election set forth above with respect to such picture.

2. Item (iii) of Paragraph 1.5 of the Agreement, which starts with the words "(iii) BV,..." and ends with the words "...***)", shall be replaced with the following: "(iii) BV, in its sole discretion, has approved in writing (1) the proposed ***, (2) ***, (3) an *** (which will include, without limitation, the "***" [as defined in *** below], "***"




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

[as defined in *** below], "***" [as defined in *** below], *** and *** to the ***, *** (if applicable), and a *** not to exceed ***% of the *** [excluding the ***, ***, ***, *** and ***, and ***], as well as a ***) (such all-inclusive budget referred to herein as the "Budget"), (4) ***, and (5) the *** (but not more than the ***). In connection with the proposed budget, SEG shall include an estimated calculation of bank interest and any financing and/or tax incentives, it being understood that the actual amounts of such items may vary".

        For the avoidance of doubt, all *** or *** submitted by SEG for BV's consideration or approval pursuant to the Agreement shall be *** as defined above and shall contain all line items to be funded by BV as part of the BV Picture Contribution pursuant to Paragraph 4.4 of the Agreement. All references in the Agreement to "budget" shall be changed to "Budget".

3. With respect to any BV-Submitted Property which becomes a Qualified Picture pursuant to Paragraph 1.4.b. of the Agreement, the SEG Overhead set forth in Paragraph 3.5 and the SEG Producer Fees set forth in Paragraph 3.6 shall be payable as follows: (a) *** percent (***%) eight weeks prior to *** of the Picture, (b) *** percent (***%) in *** over the *** *** the Picture, (c) *** percent (***%) upon ***, and (d) *** percent (***%) upon Delivery of the Picture to BV.

4. With respect to Paragraph 3.7 of the Agreement, in the event that SEG fails to deliver any of the non-Basic Items by the non-Basic Items Delivery Date, in addition to all other remedies BV may have pursuant to the Agreement or otherwise, BV shall have the right to recoup BV's actual out-of-pocket costs of creating non-Basic Items from any Producer Fees or Additional Producer Fees (but not any other portion of the BV Picture Contribution) payable to SEG, Barber, or Birnbaum on subsequent Qualified Pictures, and/or from any Overages payable to SEG on any Qualified Picture.

5. With respect to Paragraph 4.1.b. of the Agreement, the parties acknowledge that SEG has entered into a SEG Network Deal with CBS. For the avoidance of doubt, SEG shall provide written notice to BV (provided that SEG's inadvertent failure to provide such notice shall not be a breach of this Agreement) as to the date of commencement and expiration of the U.S. network window for any Qualified Picture which is covered by such SEG Network Deal, and such U.S. network window must accommodate the pay television, pay-per-view and video-on-demand distribution windows set forth in BV's current distribution agreements. In addition, ABC's right of first negotiation/last refusal shall also apply to any Qualified Picture which is not accepted by CBS pursuant to such SEG Network Deal.

6. Notwithstanding the provisions of Paragraph 4.2 of the Agreement, in addition to the ships considered as part of the Domestic Territory as defined in Paragraph 4.2.a., BV's Granted Rights shall also include the ships considered as part of the SEG Territory (the "Non-Domestic Ship Rights"), with *** to the ***, it being understood, however, that BV shall *** for all *** and *** in connection with the exploitation of the ***, and *** and *** from the *** shall not *** with other *** and *** with respect to the applicable Qualified Picture in ***, and all other provisions of the Agreement (including, without limitation, the order of recoupment and distribution fees set forth in Paragraph 5.2) shall apply with respect to such revenue and




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

expenses.

7. The following paragraph shall be added to the end of Paragraph 4.4 of the
Agreement: "BV shall be provided with copies of weekly cost reports in connection with the Qualified Pictures; provided, however, that SEG's inadvertent failure to provide such cost reports shall not be deemed to be a breach of the Agreement. BV shall have the right to audit the work papers and books of account in connection with each Qualified Picture (but not the general books of accounts or work papers of SEG or any affiliate) during reasonable business hours and after reasonable advance notice for the Qualified Picture for up to six (6) months after delivery to BV of the applicable Final Negative Cost Report (as defined in Exhibit "DS" attached hereto)."

8. The following shall be added after the sentence ending with the word "...selection." in the fourteenth line of Paragraph 4.8: "BV shall have the right to timely elect that the Disney name/logo (or the name/logo of any BV division/subsidiary, such as "Touchstone" and "Hollywood Pictures") not be used on prints of the applicable Qualified Picture, and in the paid advertising therefor, outside of the BV Territory. If BV elects to not have its name/logo (or that of a Disney division/subsidiary) used,".

9. Notwithstanding anything contained in Paragraph 5(f) of the Inter-Party Agreement (the "IP Agreement") dated as of June 4, 1999 between SEG, BV, Triple Threat Productions LLC, Fireman's Fund Insurance Company, and The Chase Manhattan Bank, in the event that the "BVD Advance" (as defined in the IP Agreement) paid by BVD pursuant to such Paragraph 5(f) of the IP Agreement exceeds the actual amount of the BV Picture Contribution payable with respect to a Qualified Picture pursuant to Paragraph 4.4 of the Agreement, in addition to any other rights BV may have, BV shall have the right to recoup such overpayment from SEG, including all rights to offset and deduct such amount from Producer Fees and SEG Overhead (but not any other portion of the BV Picture Contribution) payable to SEG, Barber, or Birnbaum on any subsequent Qualified Pictures, and/or from any Overages payable to SEG on any Qualified Picture(s).

10. The following shall be added to the end of Paragraph 4.7: "BV shall provide SEG with a non-exclusive perpetual license to use any BV artwork or other proprietary material (other than the BV name/logo or the name/logo of any affiliate of BV) contained in such advertising/publicity materials, but only in connection with the advertising, exploitation, and publicity of such Qualified Picture. Any copyright notice on advertising/publicity materials prepared in connection with a Qualified Picture hereunder shall name both SEG and BV."

11. Notwithstanding anything contained in Paragraph 11(a)(2)(D) of the IP Agreement, SEG shall be obligated to deliver a Qualified Picture with the rating as set forth in the Greenlight Approval for such Qualified Picture (e.g. PG-13 for "Keeping the Faith" and "Shanghai Noon"). In the event that the applicable Qualified Picture is delivered to BV with a more restrictive rating than as set forth in the Greenlight Approval for such Qualified Picture, notwithstanding the fact that BV may be required to pay the BVD Advance pursuant to the IP Agreement, SEG shall have the obligation to recut such Qualified Picture in order to obtain the rating set forth in the Greenlight Approval, If SEG fails to obtain such required rating in the time required by BV, in




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

addition to all other remedies BV may have, BV shall have the right to recut the Qualified Picture (subject to any rights of the director of such Picture) and recoup any and all costs from Producer Fees and SEG Overhead (but not any other portion of the BV Picture Contribution) payable to SEG, Barber, or Birnbaum on any subsequent Qualified Pictures, and/or from any Overages payable to SEG on any Qualified Picture(s).

12. The following paragraph shall be added to the end of Paragraphs 6.1, 6.2, and 6.4 of the Agreement, and shall apply to any other Qualified Pictures which SEG acquires from BV: "SEG shall be provided with copies of weekly cost reports in connection with the above Qualified Picture; provided, however, that BV's inadvertent failure to provide such cost reports shall not be deemed to be a breach of the Agreement. SEG shall have the right to audit the work papers and books of account in connection with such Qualified Picture (but not the general books of accounts or work papers of BV, Walt Disney Pictures, or any affiliate) during reasonable business hours and after reasonable advance notice for the Qualified Picture for up to six (6) months after delivery to SEG of the applicable Final Negative Cost Report (as defined in Exhibit "DS" attached hereto)."

13. With respect to "Sixth Sense", if BV or an affiliate distributes or exploits one or more of the Ancillary Rights reserved to SEG pursuant to Paragraph 4.1.e or finds a distributor or licensee which enters into an agreement with SEG for any such rights, BV shall be entitled to a *** in the amount of ***% with respect to all receipts for such applicable rights. Such arrangements with respect to other Qualified Pictures shall be subject to good faith negotiation by the parties.

14. With respect to the Qualified Pictures entitled "Instinct", "Sixth Sense", "Shanghai Noon", and "Keeping the Faith", BV's Granted Rights, and the BV International Territory, shall include theatrical and Video Devices exploitation rights in Bulgaria (the "Bulgaria Rights"), with *** to the ***, and *** to the ***, it being understood, however, that BV shall *** for all *** and *** in connection with the exploitation of the Bulgaria Rights, and revenues and expenses from the Bulgaria Rights shall not *** with other *** and *** with respect to the applicable Qualified Picture in ***, and all other provisions of the Agreement (including, without limitation, the *** and *** set forth in ***) shall apply with respect to such *** and ***.

15. With respect to the Qualified Pictures entitled "Sixth Sense", "Shanghai Noon", and "Keeping the Faith", BV's Granted Rights, and the BV International Territory, shall include theatrical, Video Devices, pay-per-view, and first cycle pay television exploitation rights in Italy (the "Italy Rights"). In consideration for the Italy Rights, the BV Picture Contribution for purposes of the Agreement for such Qualified Pictures shall be increased by an amount (the "Italy Contribution") equal to ***% of the lesser of (i) the *** of such Qualified Picture (inclusive of attributable ***, if any, and the ***, subject to the cap on *** set forth in ***), ***, ***, *** allocated to the applicable Qualified Picture and *** and, if applicable, *** or (ii) the *** of the Qualified Picture (including attributable ***, if any, and the ***, subject to the cap on ***set forth in ***), ***, *** and *** and, if applicable, ***. BV shall *** for all *** and *** in connection with the exploitation of the Italy Rights, and the Italy Contribution for each applicable Qualified Picture, as well as *** and *** from exploitation of the Italy Rights for




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

each applicable Qualified Picture, *** with other *** and *** with respect to such applicable Qualified Picture in *** (including without limitation for purposes of calculation of the *** as defined in *** of the Agreement). All other provisions of the Agreement (including, without limitation, the *** and *** set forth in ***) shall apply with respect to the Italy Contribution and the exploitation of the Italy Rights.

16. With respect to the Qualified Picture entitled "Sixth Sense", BV's Granted Rights, and the BV International Territory, shall include theatrical and Video Devices exploitation rights in Spain (the "Spain Rights"), with no increase to the BV International Contribution, it being understood, however, that BV shall *** for all *** and *** from the Spain Rights, and *** and *** from the Spain Rights shall not *** with other *** and *** with respect to "Sixth Sense" in ***. All other provisions of the Agreement (including, without limitation, the order of recoupment set forth in Paragraph 5.2., except that *** shall be ***% rather than ***%, with no *** shall apply with respect to the exploitation of the Spain Rights.

17. The attached Exhibit "DS" shall be the approved Delivery Schedule for all Qualified Pictures (whether delivered by SEG or BVD). Notwithstanding the provisions of Paragraphs II.D.5, 6, and 12, BV agrees that, only as long as SEG's principal offices are located on the BV lot, SEG shall not be required to deliver copies of all production agreements to BV, provided that (i) SEG shall deliver to BV, no later than completion of principal photography of such Qualified Picture or upon earlier request from BV, copies of all provisions which impose obligations or restrictions on the exploitation of the applicable Qualified Picture (including without limitation credit, use restrictions, approvals and consultations, participations and residuals, etc.), (ii) SEG shall retain copies of all production agreements and promptly furnish them to BV upon request, and (iii) SEG shall indemnify and hold harmless the BV Indemnitees from any and all claims, actions, or proceedings and from any damages, liabilities, costs and expenses relating to or arising out of SEG's failure to comply with this provision.

18. With respect to the amendment dated as of March 26, 1999 between BV and SEG (the "First Amendment"), the parties agree that the payments set forth in Paragraph 2 of the First Amendment shall be payable upon Delivery of the applicable Qualified Picture.

        Except as modified above, the Agreement is unchanged and remains in full force effect, and the Agreement is hereby ratified in all respects. Please signify your agreement to the foregoing by signing in the space provided below.




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                         BUENA VISTA PICTURES DISTRIBUTION


                                         By: /S/ ROBERT CUMMINGHAM

                                                   ROBERT D. CUNNINGHAM
                                         Its:      SR. VICE PRESIDENT



ACCEPTED AND AGREED TO:

SPYGLASS ENTERTAINMENT GROUP, L.P.

BY:  ASTRA ENTERTAINMENT GROUP, LLC

ITS:  General Partner


By:  /S/ GARY BARBER

Its:





---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

As of March 20, 2000


SPYGLASS ENTERTAINMENT GROUP, L.P
500 South Buena Vista Street
Burbank, CA  91521-1855
Attn:  Gary Barber and Roger Birnbaum


     Re: Spyglass Entertainment Group/Production, Financing, Distribution Agreement/Second Amendment

Gentlemen:

        Reference is hereby made to that certain Memorandum of Agreement (the "Agreement") dated as of October 22, 1998 between Buena Vista Pictures Distribution ("BV") and Spyglass Entertainment Group, L.P. ("SEG"), as amended, with respect to the financing, production and distribution of motion pictures. BV and SEG hereby agree that the Agreement is hereby further supplemented and amended as follows (all capitalized terms herein shall have the same meaning as set forth in the Agreement):

1. With respect to the Qualified Pictures entitled "Keeping the Faith" and Shanghai Noon", BV's Granted Rights, and the BV International Territory, shall include theatrical and Video Devices exploitation rights in Spain and its territories and possessions (the "Spain Rights"), with *** to the BV International Contribution, it being understood, however, that BV shall *** for all *** and *** from the Spain Rights, and (except as specifically provided below) *** and *** from the Spain Rights shall not be *** with respect to "Keeping the Faith" or "Shanghai Noon" in ***. All other provisions of the Agreement shall apply with respect to the exploitation of the Spain Rights (including, without limitation, the *** set forth in ***), except that (i)*** shall be ***% rather than ***%, with *** or ***, and (ii) in the event that BV does not ***of the Spain Rights in Spain for the applicable Qualified Picture from the *** for the applicable Qualified Picture (exclusive of ***), then SEG shall *** ***. Any *** required to be paid with respect to BV's exploitation of the Spain Rights shall be ***, and, as between SEG and BV, *** in connection with such ***.

        Except as modified above, the Agreement is unchanged and remains in full force and effect,




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

and the Agreement is hereby ratified in all respects. Please signify your agreement to the foregoing by signing in the space provided below.

                                            BUENA VISTA PICTURES DISTRIBUTION



                                            By:  /S/ ROBERT CUMMINGHAM
                                                -------------------------------
                                            Its:
                                                -------------------------------


ACCEPTED AND AGREED:

SPYGLASS ENTERTAINMENT GROUP, L.P.



By:  ASTRA ENTERTAINMENT GROUP, L.L.C.

Its:  General Partner

By:    /S/ GARY BARBER
     ----------------------------------

Its:
     ----------------------------------




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

As of July 10, 2000

SPYGLASS ENTERTAINMENT GROUP, L.P.
500 South Buena Vista Street
Burbank, CA 91521-1855
Attn: Gary Barber and Roger Birnbaum

Re: Spyglass Entertainment Group/Fourth Amendment to Production, Financing, Distribution Agreement/Additional Territories

Gentlemen:

Reference is hereby made W that certain Memorandum of Agreement (the "Agreement") dated as of October 22, 1998 between Buena Vista Pictures Distribution ("BV") and Spyglass Entertainment Group, L.P. ("SEG"), as mended, with respect to the financing, production and distribution of motion pictures. BV and SEG hereby agree that the Agreement is hereby further supplemented and amended as follows (ail capitalized terms herein shall have the same meaning as set forth in the Agreement):

1. With respect to the potential Qualified Pictures set forth in Exhibit "A" attached hereto and incorporated herein by this reference (the "Additional Pictures"), BV's Granted Rights, and the BV International Territory, shall include the following additional fights (the "Additional Rights"): (i) theatrical and Video Devices exploitation rights in France, Belgium, the Netherlands, Luxembourg (except that SEG retains German-language rights and the non-exclusive right to include an English-language track on German-language DVDs sold only to the German-speaking market in Luxembourg), Bulgaria, and Italy, and their respective territories and possessions, (ii) French-speaking Video Devices exploitation rights in Switzerland and its territories and possessions, and
(iii) first cycle pay-per-view and pay television in Italy and its territories and possessions.

2. As full consideration for the Additional Rights, the BV Contribution shall be increased by an amount (the "Additional Contribution") equal to *** percent (***%) [i.e. an additional *** of the lesser of (i) the *** of such Additional Picture (inclusive of attributable ***, if any, and the ***, subject to the cap on *** set forth in *** of the Agreement), ***, ***, *** reasonably allocated to the applicable Additional Picture and *** and, if applicable, ***, or (ii) the *** of the Additional Picture (`including attributable ***, if any, and the ***, subject to the cap on *** set forth in Paragraph 3.5 of the Agreement), ***, *** and *** and, if applicable, ***]. The Additional Contribution, as well as revenue and expenses from the Additional Rights, may be ***, on a ***, with the *** and *** and *** from the ***, including the *** (as defined in *** of the Amendment dated as of May 17, 1999), with respect to each Additional Picture. All other provisions of the Agreement shall apply with respect to BV's exploitation of the Additional Rights (including, without limitation, the order of recoupment set forth in Paragraph 5.2).

3. With respect to the Additional Pictures, BV's Granted Rights, and the BV International Territory, shall also include theatrical and Video Devices exploitation rights in Spain and its territories and possessions (the "Spain Rights"), with *** to the ***, it being understood,




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

however, that BV shall *** for all *** and *** from the Spain Rights, and *** and *** from the Spain Rights may not be *** other *** and *** with respect to each Additional Picture. All other provisions of the Agreement shall apply with respect to the exploitation of the Spain Rights (including, without limitation, the *** set forth in ***), except that (i) BV's Distribution Fee with respect to Spain shall be ***% rather than ***%, ***, and (ii) in the event that BV does not recoup its Distribution Costs for exploitation of the Additional Rights in Spain for the applicable Additional Picture from the revenues from Spain for the applicable Additional Picture (exclusive of BV's Distribution Fee), then SE(3 shall pay the amount of any such unrecouped Distribution Costs to BV.

4. With respect solely to BV's exploitation of the Spain Rights, any withholding taxes required to be paid with respect to BV's exploitation of the Spain Rights shall be paid by BV on behalf of SEG, and, as between SEG and BV, SEG have the right to claim any tax credit in connection with such withholding taxes.

5. If one or more other Qualified Pictures (other than those set forth on Exhibit "A") receive Greenlight Approval prior to or in lieu of a picture set forth on Exhibit "A", BV shall have the right to elect (in its sole discretion) whether or not to acquire the Additional Rights on the terms set forth herein.

6. SEG agrees that prior to entering into any agreement for the distribution of Qualified Pictures (as opposed to an equity investment or other similar strategic alliance) in the SEG Territory (except only for any extension of SEG's current agreements with Kirch Media/Constantin, Toho Towa, and Pony Canyon), SEG shall notify BV and BV shall have the right of "first negotiation/first refusal" (in accordance with the procedure set forth in Paragraph 4.1.e. of the Agreement) to acquire distribution rights to Qualified Pictures in such territories.





---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Except as modified above, the Agreement is unchanged and remains in full force and " effect, and the Agreement is hereby ratified in all respects. Please signify your agreement to the foregoing by signing in the space provided below.

                                            BUENA VISTA PICTURES DISTRIBUTION

                                            By: /S/ ROBERT CUMMINGHAM
                                               --------------------------------

                                            Its:
                                                -------------------------------

ACCEPTED AND AGREED:

SPYGLASS ENTERTAINMENT GROUP, L.P.

By:  ASTRA. ENTERTAINMENT GROUP, L.L.C.

Its: General Partner

By:  /S/ GARY BARBER
    -------------------------------

Its:
    -------------------------------





---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                   Exhibit "A"

                          Potential Qualified Pictures

"Count of Monte Cristo'

"Hard R"

"Reign of Fire"

"The Monster"

"The Vow"

"The Farm"

"Mage"

"Shanghai Noon 2"




---------------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.